File Numbers: 333-148646
811-22093

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___	□
Post-Effective Amendment No. 29	☒
And/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 98	☒

Minnesota Life Individual Variable Universal Life Account
(Exact Name of Registrant)

Minnesota Life Insurance Company
(formerly The Minnesota Mutual Life Insurance Company)
(Name of Depositor)

400 Robert Street North, St. Paul, Minnesota 55101-2098
(Address of Depositor’s Principal Executive Offices)
1-651-665-3500
(Depositor’s Telephone Number, including Area Code)

Renee D. Montz, Esq.
Senior Vice President, Secretary and General Counsel

Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
□	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 29, 2022 pursuant to paragraph (b) of Rule 485

□	60 days after filing pursuant to paragraph (a)(1) of Rule 485
□	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:
□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Variable Universal Life Insurance Policies

Prospectus
Waddell & Reed Advisors Accumulator Individual Variable Universal Life Policy a Variable Universal Life Policy issued by
Minnesota Life Insurance Company
Variable Universal Life Insurance Policy
This prospectus describes a Variable Universal Life Insurance Policy (the “Policy”) issued by Minnesota Life Insurance Company (“Minnesota Life,” “we,” “us,” or “our”). The Policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your insurance agent or financial adviser.
You can allocate your Policy’s Accumulation Value to one or more Sub-Accounts of the Minnesota Life Individual Variable Universal Life Account (the “Variable Account”), each of which invests exclusively in one of the Portfolios listed in Appendix A. The value of your investment in the Variable Account will vary with the investment experience of the Sub-Accounts you select. You can also allocate your Policy’s Accumulation Value to the Guaranteed Interest Account, which credits a specific rate of interest and is part of Minnesota Life’s General Account.
Notice of Your Right to Examine This Policy.
It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may return the Policy to us or our agent within 30 days after you receive it. If you return the Policy, you will receive a full refund of any premiums within 7 days of the date we receive your notice of cancellation.
Please note that the Policy and the Portfolios:
•	are not guaranteed to achieve their goals;
•	are not federally insured;
•	are not endorsed by any bank or government agency; and
•	are subject to risks, including loss of the amount invested.
A prospectus for each of the Portfolios available through the Variable Account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.
The SEC has not approved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance, has been prepared by the staff at the SEC and is available at www.Investor.gov.
The Policy is not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus and sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.
Minnesota Life
400 Robert Street North • St. Paul, Minnesota 55101-2098
Ph 651/665-3500 • http:/www.securian.com

Dated: April 29, 2022

Key Information
Important Information You Should Consider About the Policy
	Fees and Expenses			Location in Prospectus
Charges for Early Withdrawals	If you surrender your Policy during the first ten Policy Years or during the first ten years following an increase in Face Amount, we will assess a Surrender Charge, which may significantly reduce the Surrender Value. Because Policy Issue Charges can be higher for Policies with greater Face Amounts, the Surrender Charge, both as a dollar amount and as a percentage of the Policy’s Face Amount, may increase for Policies with higher Face Amounts.			Fee Tables
For example, if you surrender your Policy within the first 10 Policy Years or during the first 10 years following an increase in Face Amount, you could pay a Surrender Charge of up to $6,000.00 based on a $100,000 Face Amount, representing a charge of 6% of the Policy’s Face Amount.
If you have elected the Early Values Agreement, the Surrender Value will not be reduced by the Surrender Charge.
Transaction Charges	In addition to Surrender Charges, we may assess certain transaction charges.			Policy Charges (Transaction Charges)
• If you elect to make a Policy change, we may assess a Policy Transaction Charge, which is currently $60 per transaction;
• if you elect to take a partial surrender, we may assess a Partial Surrender Transaction Charge, which is 2% of the surrendered amount (not to exceed $25); or
• if you transfer Accumulation Value among the Sub-Accounts and the Guaranteed Interest Account, we may assess a Transfer Transaction Charge, which will not exceed $25 (we currently do not assess this charge).
Ongoing Charges and Expenses (annual charges)	In addition to Surrender Charges and transaction charges, the Policy is subject to certain ongoing charges and expenses, including the Premium Charge, the Monthly Policy Charge, the Policy Issue Charge, the Cost of Insurance Charge, a Mortality and Expense Risk Charge, a Cash Extra Charge, and charges for any Agreements you elect. These charges and fees are based on the characteristics of the insured, including the insured's Age, gender, Risk Class and Face Amount.			Fee Tables
You should refer to your Policy data pages for rates that are applicable to your Policy.
The table below describes the total annual portfolio operating expenses (expenses that are deducted from Portfolio assets include management fees, distribution or service (12b-1) fees, and other expenses) that you will pay while you own the Policy.
The table shows the minimum and maximum expenses (as a percentage of Portfolio assets) charged by any of the Portfolios for the fiscal year ended December 31, 2021. More details concerning each Portfolio’s fees and expenses are contained in Appendix A.
	Annual Fee Portfolio Operating Expenses	Minimum 0.76%	Maximum 1.30%

	Risks	Location in Prospectus
Risk of Loss	You have the risk that you can lose money by investing in the Policy.	Principal Risks of Investing in the Policy
Not a Short-Term Investment	The Policy is not a short-term investment and may not be appropriate for Policy Owners who need ready access to cash. The Policy combines both life insurance protection and the potential for the accumulation of cash values; however, it contains costs, such as cost of insurance, surrender charges, and other expenses that, in the short term, may reduce the amount of Accumulation Value available to the Policy Owner.	Principal Risks of Investing in the Policy
Risks Associated with Investment Options	The Policy Accumulation Value, to the extent invested in a Sub-Account, is subject to the risk of poor investment performance and can vary with the positive or negative investment experience of the corresponding Portfolio. Each investment option, including any of the Variable Account Sub-Accounts or the Guaranteed Interest Account, will each have its own unique risks. The Policy Owner should review these investment options before making an investment in the Policy.	Principal Risks of Investing in the Policy
Insurance Company Risks	Guarantees provided by Minnesota Life as to the benefits promised in the contract, such as payment of the Death Benefit, are subject to the claims paying ability of Minnesota Life and are subject to the risk that Minnesota Life may default on its obligations under those guarantees. The Guaranteed Interest Account and the Fixed Loan Account are part of our General Account. Our General Account consists of all assets owned by us other than those in the Variable Account and any other separate accounts which we may establish. Investors look to the financial strength of Minnesota Life for its insurance guarantees. Information about Minnesota Life, and its financial strength ratings, are available upon request. You may call us at 1-844-208-2412 for additional information or visit our website at www.securian.com/about-us/ratings.	Principal Risks of Investing in the Policy
Contract Lapse	There is the risk that the Policy may terminate. If your Policy terminates, no Death Benefit will be paid if the insured dies and all the Agreements added to the Policy will also terminate. As described in the “Termination” and “Reinstatement” sections of this prospectus, Termination will only occur when the Accumulation Value under the Policy, less the sum of any outstanding policy loans and unpaid Policy Loan Interest, is insufficient to cover the monthly charges, and the subsequent Grace Period expires without sufficient payment being made to keep the Policy in force. You may reinstate a terminated Policy, subject to certain conditions, which include, providing evidence of insurability satisfactory to us and payment of premiums or repayment of Policy loans. Policy loans may increase the risk that the Policy will terminate. If a Policy terminates with an outstanding Policy loan, there may be significant adverse tax consequences to the Owner.	Termination and Reinstatement

	Restrictions	Location in Prospectus
Investments	• We reserve the right to limit transfers to and from the Guaranteed Interest Account to one transfer per Policy Year. We also reserve the right to restrict the dollar amount of any transfer to or from the Guaranteed Interest Account.	Policy Limitations

	Restrictions	Location in Prospectus
• We reserve the right to require that the amount transferred to or from a Sub-Account or the Guaranteed Interest Account be at least $250.
• We reserve the right to remove a Sub-Account or substitute another mutual fund or Portfolio for a Sub-Account.
Optional Benefits	If you have added the LTC Agreement or the Accelerated Death Benefit for Chronic Illness Agreement, when you make a claim and we make a benefit payment, we will automatically transfer all of your Policy’s Accumulation Value that is in the Variable Account to the Guaranteed Interest Account. If we are paying benefits, you will only be able to allocate premium payments and loan repayments to the Guaranteed Interest Account.	Other Benefits Available Under the Contract

	Taxes	Location in Prospectus
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. Full and Partial Surrenders could be subject to ordinary income tax, and, if your Policy is a MEC, partial surrenders and loans could be subject to tax penalties.	Taxes (Tax Treatment of Policy Benefits)

	Conflicts of Interest	Location in Prospectus
Investment Professional Compensation	We pay broker-dealers that sell our Policies a commission that is based upon the premium you pay for the Policy. The broker-dealers, in turn, pay their registered representatives all or a portion of that commission for the sale. We may also pay broker-dealers additional amounts in the form of revenue sharing and marketing allowances for the sale of our Policies. These broker-dealers and their registered representatives may have a financial incentive to offer or recommend the Policy over another investment.	Policy Charges (Compensation Paid for the Sale of Policies)
Exchanges	Some registered representatives may have a financial incentive to offer you a new Policy in place of the one you may already own. You should only exchange your existing Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new Policy rather than continue your existing policy.	General Description of the Policy (1035 Exchanges or Replacements)
Overview of the Policy
Purpose
This prospectus describes a flexible premium variable universal life insurance policy called Accumulator VUL. This Policy is no longer issued after December 31, 2017. You should only purchase this Policy if you need death benefit protection. The Policy may also be appropriate for persons seeking the potential for the accumulation of cash values over a long-term investment horizon in addition to life insurance protection; however, it may be unsuitable as a short-term investment due to the costs of insurance and the expenses charged.

Premiums
The Policy allows for the growth of Accumulation Value, while life insurance coverage remains in force, and permits the flexible payment of premiums. The amount of the Initial Minimum Premium will depend on the Policy’s Initial Face Amount, the Death Benefit option, the insured’s Age at issue, gender, Risk Classification and any additional benefit Agreements chosen. Any premium payment after the Initial Minimum Premium must be at least $50; however, for premiums paid under an automatic payment plan, the minimum premium payment may be as low as $25. You may pay premiums at any time. We reserve the right to require evidence of insurability satisfactory to us for any premium payment that would result in an immediate increase in the Net Amount at Risk under the Policy. Unless you have specified otherwise in writing, we will not accept a premium payment to the extent that it would cause your Policy to fail the life insurance qualification test or become a MEC. The See “Policy Premiums” for more information regarding premium payments.
Your Net Premiums will become part of the Policy Accumulation Value. The Accumulation Value of the Policy may be invested in the Sub-Accounts of the Variable Account. In turn, each Sub-Account invests exclusively in a corresponding Portfolio of a Fund. Thus, your Accumulation Value, to the extent invested in a Sub-Account, will vary with the positive or negative investment experience of the corresponding Portfolio.
If you seek a fixed return on your Accumulation Value, you can allocate Net Premiums and Accumulation Value to the Guaranteed Interest Account, which credits a fixed rate of interest and is part of Minnesota Life’s General Account.
Additional information about the Variable Account Sub-Accounts is provided in Appendix A to this Prospectus, “Portfolio Companies Available Under the Contract.”
If you do not pay a sufficient amount of premiums into the Policy, the Policy may lapse, causing your rights and benefits under the Policy to terminate.
Policy Features
The Policy provides three Death Benefit options: the Level Option, the Increasing Option and the Sum of Premiums Option.
Under the Level Option, the Death Benefit is the Face Amount of the Policy. If the Level Option is in effect, the Death Benefit payable will generally not be affected by either the negative or positive investment performance of the investment options.
Under the Increasing Option, the Death Benefit equals the Face Amount of the Policy plus the Accumulation Value at the time of death of the insured. If the Increasing Option is in effect, the Death Benefit payable will reflect the investment performance of the investment options in which Accumulation Value has been invested.
Under the Sum of Premiums Option provides a Death Benefit equal to the Face Amount of the Policy plus the sum of all premiums paid less the sum of all partial surrenders. If the Sum of Premiums Option is in effect, the Death Benefit payable will not be affected by either the negative or positive investment performance of the investment options in which the Accumulation Value has been invested.
You may surrender the Policy at any time or make a partial surrender of the Accumulation Value of the Policy after the first Policy Year. The maximum partial surrender that you may make at any time is equal to the Accumulation Value less any outstanding policy loan and accrued interest, any applicable Surrender Charge and three months of monthly charges. The minimum partial surrender that you may make is $500. You may also borrow an amount up to your Accumulation Value less any applicable Surrender Charge and three months of monthly charges as a policy loan. A policy loan may have tax consequences.
We offer sixteen Agreements that provide supplemental insurance benefits under the Policy. Please consult your financial professional for availability of all Agreements in your state.
Agreement	Available at Policy Issue	Available post issue of the Policy
Accelerated Death Benefit for Chronic Illness Agreement	N/A – Policy no longer issued	Not available
Accelerated Death Benefit for Terminal Illness Agreement*	N/A – Policy no longer issued	Available
Business Continuation Agreement	N/A – Policy no longer issued	Not available
Death Benefit Guarantee Agreement**	N/A – Policy no longer issued	Not available
Early Values Agreement	N/A – Policy no longer issued	Not available
Family Term — Children	N/A – Policy no longer issued	Not available
Guaranteed Insurability Option Agreement	N/A – Policy no longer issued	Not available
Guaranteed Insurability Option for Business Agreement	N/A – Policy no longer issued	Not available
Inflation Agreement	N/A – Policy no longer issued	Not available
Interest Accumulation Agreement	N/A – Policy no longer issued	Not available
Long Term Care Agreement	N/A – Policy no longer issued	Not available
Overloan Protection Agreement	N/A – Policy no longer issued	Available
Premium Deposit Account Agreement*	N/A – Policy no longer issued	Available
Term Insurance Agreement	N/A – Policy no longer issued	Not available
Waiver of Charges Agreement	N/A – Policy no longer issued	Not available
Waiver of Premium Agreement	N/A – Policy no longer issued	Not available
*There is no charge for either the Accelerated Death Benefit for Terminal Illness Agreement or the Premium Deposit Account Agreement.
** If your Policy is issued with the Death Benefit Guarantee Agreement, you must allocate your premium payments to either the Guaranteed Interest Account or one of the Morningstar ETF Asset Allocation Portfolios, or any of the Managed Volatility Funds. See “Sub-Account Allocation.”
Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The charges may not be representative of the charges you will pay. Your Policy’s schedule pages indicate the charges applicable to your Policy. More information about your charges is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.

Transaction Fees
This table describes the fees and expenses that are payable at the time that you buy the Policy, pay premiums, surrender the Policy, change the Policy or make transfers between the investment options.
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge*	Current Charge
Premium Charge(1)	Upon premium payment, expressed as an amount of premium payment	7 percent of premium payment	4 percent of premium payment
Policy Change Transaction Charge	Upon change in Face Amount, Death Benefit option, or Risk Class	$100	$60
Surrender Charge for Policies issued prior to May 16, 2015	When you surrender your Policy during the first 10 Policy Years	For the Initial Face Amount or any Face Amount increase the sum of any remaining Policy Issue Charges for the Initial Face Amount or the Face Amount increase, as applicable, measured from policy Termination or full surrender to the end of the ten year surrender charge period	For the Initial Face amount or any Face Amount increase the sum of any remaining Policy Issue Charges for the Initial Face amount or the Face Amount increase, as applicable, measured from policy Termination or full surrender to the end of the ten year surrender charge period
Surrender Charge for Policies issued after May 16, 2015	When you surrender your Policy during the first 10 Policy Years	The surrender charge is equal to the lesser of (i) 60 times the Policy Issue Charge for the Initial Face Amount increase; or(ii) the sum of any remaining Policy Issue Charges for the Initial Face Amount or Face Amount increase multiplied by a factor of 2, as applicable.	The surrender charge is equal to the lesser of (i) 60 times the Policy Issue Charge for the Initial Face Amount increase; or(ii) the sum of any remaining Policy Issue Charges for the Initial Face Amount or Face Amount increase multiplied by a factor of 2, as applicable.

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge*	Current Charge
Maximum Surrender Charge		On a Policy with a $100,000 Face Amount, if you surrender the Policy within the first 10 Policy Years or during the first 10 years following an increase in Face Amount, you could pay a Surrender Charge of up to $6,000, representing a charge of 6 percent of the Policy’s Face Amount.	On a Policy with a $100,000 Face Amount, if you surrender the Policy within the first 10 Policy Years or during the first 10 years following an increase in Face Amount, you could pay a Surrender Charge of up to $6,000, representing a charge of 6 percent of the Policy’s Face Amount.
Partial Surrender Transaction Charge	Upon partial surrender, expressed as a percentage of amount surrendered	2 percent, not to exceed $25	2 percent, not to exceed $25
Transfer Transaction Charge	Upon transfer	$25 for each transfer	Currently, no transfer transaction charge is assessed
Overloan Protection Agreement
Maximum Charge(2)	Upon exercise of Agreement, expressed as a percentage of Policy Accumulation Value upon exercise of Agreement	7 percent of Policy Accumulation Value upon exercise of Agreement	5 percent
(1)	The premium charge includes premium taxes that we are required to pay to the state in which this policy is issued, which may range from 0 percent to 2.5 percent.
(2)	The maximum Overloan Protection Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 70.

Periodic Charges Other Than Investment Option Operating Expenses
The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge*	Current Charge
Monthly Policy Charge	Monthly, expressed as an amount of Face Amount	$12 plus $0.0125 per $1,000	$8
Policy Issue Charge(1)
Maximum Charge(2)	Monthly, within the first ten Policy Years, and within the first ten years of an increase in Face Amount, expressed as an amount of Initial Face Amount or Face Amount increase	$0.53 per $1,000	$0.53 per $1,000
Minimum Charge(3)	Monthly, within the first ten Policy Years, and within the first ten years of an increase in Face Amount, expressed as an amount of Initial Face Amount or Face Amount increase	$0.04 per $1,000	$0.04 per $1,000
Charge for Insured Age 35 in Male, Preferred Select Non-Tobacco Risk Class, with Increasing Option Death Benefit	Monthly, within the first ten Policy Years, and within the first ten years of an increase in Face Amount, expressed as an amount of Initial Face Amount or Face Amount increase	$0.19 per $1,000	$0.19 per $1,000
Cost of Insurance Charge(4)
Maximum Charge	Monthly, expressed as an amount of Net Amount at Risk	$83.33 per $1,000	$70.00 per $1,000
Minimum Charge	Monthly, expressed as an amount of Net Amount at Risk	$0.015 per $1,000(5)	$.005 per $1,000
Charge for Insured Age 35 in Male, Preferred Select Non-Tobacco Risk Class	Monthly, expressed as an amount of Net Amount at Risk	$0.14 per $1,000	$0.03 per $1,000
Mortality and Expense Risk Charge	Monthly, expressed as a percentage of Policy Accumulation Value	0.90 percent annually (0.075 percent monthly)	0.36 percent annually (.03 percent monthly) in Policy Years 1-10, and no charge thereafter
Cash Extra Charge(6)
Maximum Charge	Monthly, expressed as an amount of Face Amount	$100 per $1,000	$100 per $1,000
Minimum Charge	Monthly	$0	$0

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge*	Current Charge
Charge for Insured Age 35 in Male, Preferred Select Non-Tobacco Risk Class	Monthly, expressed as an amount of Initial Face Amount	$0.01 per $1,000	$0.01 per $1,000
Net Loan Interest Charge(7)	Annually, on each Policy Anniversary, and upon a policy loan transaction, full surrender, policy Termination or death of the Insured	The net loan interest we charge is 1.0 percent.	The net loan interest we charge depends upon how long the policy has been in force. For policies in force less than or equal to ten years, the net loan interest charge is 1.0 percent. For policies in force for more than ten years, the net loan interest charge is 0.10 percent.(9)
(1)	The Policy Issue Charge varies based on the insured's gender, Risk Class, Age, policy Face Amount, and the Death Benefit option chosen. For policies that are terminated or fully surrendered within the first ten years after Policy issue or within ten years of an increase in Face Amount, we will assess a surrender charge equal to the lesser of 60 times the Policy Issue Charge for the Initial Face Amount increase as applicable or the sum of any remaining Policy Issue Charges for the Initial Face Amount or Face Amount increase multiplied by a factor of 1.4, as applicable.
(2)	The maximum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Select Risk Class, Age 80, Level Option Death Benefit.
(3)	The minimum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Non-Tobacco Risk Class, Age 0, Level Option Death Benefit.
(4)	The Cost of Insurance Charge will vary based on the insured's gender, Risk Class, and Age. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay.
(5)	The Net Amount at Risk is equal to the Death Benefit payable divided by the Net Amount at Risk divisor, as shown on the policy data pages of your Policy, minus Policy Accumulation Value.
(6)	The Cash Extra Charge is uniquely determined for each insured and may vary based on such factors as the insured's gender, Risk Class and Age. See the Cash Extra Charge discussion in the section entitled “Policy Charges — Cash Extra Charges.”
(7)	We charge interest on policy loans, but we also credit interest on the Loan Account value we hold as collateral on policy loans. The Net Policy Loan Interest Charge represents the difference (cost) between the gross loan interest rate charge of four percent (4.0 percent) and the interest credited on the Loan Account values, which is an annual rate of three percent (3.0 percent) for Policies held less than ten years and an annual rate of three and nine-tenths percent (3.9 percent) for Policies held more than ten years.

Charge for Agreement(1)	When Charge is Deducted	Amount Deducted
		Guaranteed Charge*	Current Charge
Waiver of Premiums
Maximum Charge(2)	Monthly, expressed as an amount of Face Amount	$0.51 per $1,000	$0.51 per $1,000
Minimum Charge(3)	Monthly, expressed as an amount of Face Amount	$0.01 per $1,000	$0.01 per $1,000

Charge for Agreement(1)	When Charge is Deducted	Amount Deducted
		Guaranteed Charge*	Current Charge
Charge for Insured Age 30 in Male, Standard Non-Tobacco Risk Class, with Increasing Option Death Benefit	Monthly, expressed as an amount of Face Amount	$0.035 per $1,000	$0.035 per $1,000
Waiver of Charges
Maximum Charge(4)	Monthly, expressed as an amount of Face Amount	$0.38 per $1,000	$0.38 per $1,000
Minimum Charge(5)	Monthly, expressed as an amount of Face Amount	$0.01 per $1,000	$0.01 per $1,000
Charge for Insured Age 30 in Male, Standard Non-Tobacco Risk Class, with Increasing Option Death Benefit	Monthly, expressed as an amount of Face Amount	$0.025 per $1,000	$0.025 per $1,000
Death Benefit Guarantee**
Maximum Charge(6)	Monthly, expressed as an amount of Net Amount at Risk	$83.33 per $1,000	$7.00 per $1,000
Minimum Charge(7)	Monthly, expressed as an amount of Net Amount at Risk	$0.02 per $1,000	$0.01 per $1,000
Charge for Insured Age 55 in Male, Preferred Select Non-Tobacco Risk Class, with Increasing Option Death Benefit	Monthly, expressed as an amount of Net Amount at Risk	$0.14 per $1,000	$0.004 per $1,000
Term Insurance
Maximum Charge(8)	Monthly, expressed as an amount of Net Amount at Risk	$83.33 per $1,000	$22.57 per $1,000
Minimum Charge(9)	Monthly, expressed as an amount of Net Amount at Risk	$0.015 per $1,000	$0.008 per $1,000
Charge for Insured Age 45 in Male, Preferred Select Non-Tobacco Risk Class, with Increasing Option Death Benefit	Monthly, expressed as an amount of Net Amount at Risk	$0.22 per $1,000	$0.07 per $1,000
Family Term Insurance — Children	Monthly, expressed as an amount of coverage	$0.40 per $1,000	$0.40 per $1,000
Interest Accumulation Agreement(10)
Maximum Charge(11)	Monthly, expressed as an amount of increased Net Amount at Risk provided by this Agreement	$83.33 per $1,000	$70.00 per $1,000

Charge for Agreement(1)	When Charge is Deducted	Amount Deducted
		Guaranteed Charge*	Current Charge
Minimum Charge(12)	Monthly, expressed as an amount of increased Net Amount at Risk provided by this Agreement	$.015 per $1,000	$.005 per $1,000
Charge for Insured Age 60 in Male, Standard Non-Tobacco Risk Class	Monthly, expressed as an amount of increased Net Amount at Risk provided by this Agreement	$0.82 per $1,000	$0.27 per $1,000
Early Values Agreement(13)	Monthly, expressed as a percentage of the Accumulation Value less policy loan	0.60 percent annually (0.05 percent monthly)	0.12 percent annually (0.01 percent monthly)
Guaranteed Insurability Option(14)
Maximum Charge(15)	Monthly, expressed as an amount of additional coverage	$0.192 per $1,000	$0.192 per $1,000
Minimum Charge(16)	Monthly, expressed as an amount of additional coverage	$0.032 per $1,000	$0.032 per $1,000
Charge for Insured Age 0 in Male, Preferred Non-Tobacco Risk Class	Monthly, expressed as an amount of additional coverage	$0.032 per $1,000	$0.032 per $1,000
Long Term Care Agreement(17)
Maximum Charge(18)	Monthly, expressed as an amount of long term care Net Amount at Risk	$3.619 per $1,000	$2.353 per $1,000
Minimum Charge(19)	Monthly, expressed as an amount of long term care Net Amount at Risk	$0.014 per $1,000	$0.00483 per $1,000
Charge for Insured Age 55 in Male, Standard Non-Tobacco Risk Class, 2 Percent Monthly Benefit Percentage	Monthly, expressed as an amount of long term care Net Amount at Risk	$0.287167 per $1,000	$0.11 per $1,000
Inflation Agreement(20)
Maximum Charge	Monthly	$5.00
Minimum Charge	Monthly	$0.50
Current Charge for all Insureds	Monthly	$0.83
Business Continuation Agreement(21)***
Maximum Charge(22)	Monthly, expressed as an amount of additional insurance coverage	$0.328 per $1,000	$0.328 per $1,000

Charge for Agreement(1)	When Charge is Deducted	Amount Deducted
		Guaranteed Charge*	Current Charge
Minimum Charge(23)	Monthly, expressed as an amount of additional insurance coverage	$0.0083 per $1,000	$0.0083 per $1,000
Charge for Insured Male, Standard Non-Tobacco, Age 40, Designated Insured Male Non-Tobacco, Age 40	Monthly, expressed as an amount of additional insurance coverage	$0.013 per $1,000	$0.013 per $1,000
Guaranteed Insurability Option for Business(24)***
Maximum Charge(25)	Monthly, expressed as an amount of additional insurance coverage	$0.602 per $1,000	$0.602 per $1,000
Minimum Charge(26)	Monthly, expressed as an amount of additional insurance coverage	$0.065 per $1,000	$0.065 per $1,000
Charge for Insured Male Standard Non-Tobacco, Age 45	Monthly, expressed as an amount of additional insurance coverage	$0.273 per $1,000	$0.273 per $1,000
Accelerated Death Benefit for Chronic Illness Agreement(27)
Maximum Charge(28)	Monthly, expressed as an amount of chronic illness Net Amount at Risk	$3.619 per $1,000	$2.353 per $1,000
Minimum Charge(29)	Monthly, expressed as an amount of chronic illness Net Amount at Risk	$0.014 per $1,000	$0.00483 per $1,000
Charge for Insured Age 55 in Male, Standard Non-Tobacco Risk Class, 2 Percent Monthly Benefit Percentage	Monthly, expressed as an amount of chronic illness Net Amount at Risk	$0.287167 per $1,000	$0.11 per $1,000
(1)	The charge for the Waiver of Premiums Agreement, Waiver of Charges Agreement, Death Benefit Guarantee Agreement, Term Insurance Agreement, Interest Accumulation Agreement, Guaranteed Insurability Option, Long Term Care Agreement and Accelerated Death Benefit for Chronic Illness Agreement varies based on the insured's gender, Risk Class, Age, and Death Benefit option.
(2)	The maximum Waiver of Premiums Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 59, Level Option Death Benefit.
(3)	The minimum Waiver of Premiums Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 0, Level Option Death Benefit.
(4)	The maximum Waiver of Charges Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 59, Increasing Option Death Benefit.

(5)	The minimum Waiver of Charges Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 0, Level Option Death Benefit.
(6)	The maximum Death Benefit Guarantee Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 120, Level Option Death Benefit.
(7)	The minimum Death Benefit Guarantee Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 3, Level Option Death Benefit.
(8)	The maximum Term Insurance Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 120, Level Option Death Benefit.
(9)	The minimum Term Insurance Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 5, Level Option Death Benefit.
(10)	There is no separate charge for choosing this Agreement. There will be a monthly charge once the Agreement is in force which will be the cost of insurance for the insured multiplied by the increased Net Amount at Risk resulting from the Interest Accumulation Agreement.
(11)	The maximum Interest Accumulation Charge assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, Age 120.
(12)	The minimum Interest Accumulation Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 6.
(13)	The minimum and maximum charge for the Early Values Agreement is not affected by the Age, Risk Class, gender or other characteristics of the insured. See the Early Values Agreement discussion in the section entitled “Supplemental Agreements.”
(14)	The GIO charge varies based upon the insured's gender, Risk Class, Age and the amount of additional coverage layer that is elected when the GIO is purchased. See the Guaranteed Insurability Option discussion in the section entitled “Supplemental Agreements.”
(15)	The maximum charge for this option assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, Issue Age 37.
(16)	The minimum charge for this option assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, Issue Age 0.
(17)	See the Long Term Care Agreement discussion in the section entitled “Supplemental Agreements.”
(18)	The maximum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, Issue Age 80, 4 percent monthly benefit.
(19)	The minimum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Issue Age 20, 2 percent monthly benefit.
(20)	The Inflation Agreement charge is the same for all genders, Risk Classes, and Ages. See the Inflation Agreement discussion in the section entitled “Supplemental Agreements.”
(21)	The Business Continuation Agreement charge varies based upon the insured's Age and tobacco status. See the Business Continuation Agreement discussion in the section entitled “Supplemental Agreements.”
(22)	The maximum Business Continuation Agreement Charge assumes that the insured has the following characteristics: Insured Male, Standard Tobacco, Age 55, Designated Insured Male Standard Tobacco, Age 70.
(23)	The minimum Business Continuation Agreement Charge assumes that the insured has the following characteristics: Insured Male, Standard Non-Tobacco, Age 18, Designated Insured Male Non-Tobacco, Age 18.

(24)	The Guaranteed Insurability Option for Business charge varies based upon the insured's Age and tobacco status. See the Guaranteed Insurability Option for Business discussion in the section entitled “Supplemental Agreements.”
(25)	The maximum Guaranteed Insurability Option for Business Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 54.
(26)	The minimum Guaranteed Insurability Option for Business Charge assumes that the insured has the following characteristics: Female, Standard Non-Tobacco, Age 18.
(27)	See the Accelerated Death Benefit for Chronic Illness Agreement discussion in the section entitled “Supplemental Agreements.”
(28)	The maximum Accelerated Death Benefit for Chronic Illness Agreement Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, Issue Age 80, 4 percent monthly benefit.
(29)	The minimum Accelerated Death Benefit for Chronic Illness Agreement Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Issue Age 20, 2 percent monthly benefit.
*	Unless otherwise stated, the Guaranteed Charge is the maximum Periodic Charge that may be assessed under the Policy.
**	The Death Benefit Guarantee Agreement is no longer available on Policies issued after May 16, 2015.
***	The Business Continuation Agreement and Guaranteed Insurability Option for Business Agreement are no longer available on Policies issued after August 17, 2018.
Total Annual Operating Expenses of the Funds(1)
The next table describes the total annual portfolio operating expenses that you will pay while you own the Policy. The table shows the minimum and maximum expenses (as a percentage of Portfolio assets) charged by any of the Portfolios for the fiscal year ended December 31, 2021. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
Charge	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets include management fees, distribution or service (12b-1) fees, and other expenses)	0.76%	1.30%
(1)	If the Policy Owner is deemed to have engaged in “market-timing,” the Funds may assess redemption fees. See “Market-Timing and Disruptive Trading.”
Principal Risks of Investing in the Policy
Your Accumulation Value under the Policy, to the extent invested in the Sub-Accounts of the Variable Account, has no guaranteed minimum value. Therefore, you bear the risk that any adverse investment performance in the Sub-Accounts may reduce your Accumulation Value under the Policy. You are also subject to the risk that the investment performance of the Sub-Accounts you select may be less favorable than that of other Sub-Accounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. Additionally, you could lose money you have invested in the Policy due to poor investment performance of the Sub-Accounts. The Policy also offers you the opportunity to have your Accumulation Value increase more rapidly than it would under comparable fixed life insurance by virtue of favorable investment performance. The Death Benefit may also increase and decrease with investment experience.
A Policy loan, whether or not repaid, will affect the value of your Policy over time because the amounts borrowed do not participate in the investment performance of the Sub-Accounts. In addition, a charge is deducted from your Accumulation Value each month while there is a Policy loan outstanding. The Death Benefit is reduced by the amount of any outstanding Policy indebtedness. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the Policy loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly. Policy indebtedness reduces the Surrender Value and increases the risk that your Policy will lapse.
There is the risk that the Policy may terminate. If your Policy terminates, all of the Agreements added to the Policy will also terminate. As described in the “Termination” and “Reinstatement” sections of this prospectus, Termination will only occur when the Accumulation Value under the Policy, less the sum of any outstanding Policy loans and unpaid Policy Loan Interest, is insufficient to cover the monthly charges, and the subsequent Grace Period expires without sufficient payment being made. You may reinstate a terminated Policy, subject to certain conditions. Policy loans may increase the risk that the Policy will terminate. If a Policy terminates with an outstanding Policy loan, there may be significant adverse tax consequences to the Owner. Policy loans may also have a negative effect on a Policy’s Accumulation Value, and may reduce the Death Benefit. See “Policy Premiums.”
You may add the Long Term Care (LTC) Agreement to your Policy to provide for an acceleration of the Death Benefit in the event the insured meets the Agreement’s eligibility requirements. The tax treatment of long term care benefit payments from life insurance policies is uncertain. The IRS or the courts could take the position that all or a portion of such payments could be taxable to the Policy Owner. Anyone contemplating purchasing a Policy with the LTC Agreement should consult a tax advisor.
You may add the Accelerated Death Benefit for Chronic Illness Agreement to your Policy to provide for an acceleration of the Death Benefit in the event the insured meets the Agreement’s eligibility requirements. The tax treatment of chronic illness benefit payments from life insurance policies is uncertain. All or a portion of such payments could be taxable to the Policy Owner. Anyone contemplating purchasing a Policy with the Accelerated Death Benefit for Chronic Illness Agreement should consult a tax advisor.
You may elect the Overloan Protection Agreement to prevent Policy Termination in certain circumstances. The tax treatment of the Overloan Protection Agreement is uncertain and, it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating exercise of the Policy’s Overloan Protection Agreement should consult a tax adviser.
You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future. Your ability to access the Policy’s Accumulation Value is subject to limitations on amounts that may be withdrawn.
Surrendering your Policy or taking partial surrenders may have significant tax consequences. If you Surrender your Policy, you may be assessed a Surrender Charge, unless you have elected the Early Values Agreement. A partial surrender will be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the Accumulation Value and will reduce the Death Benefit and increase the risk of Termination. See “Federal Tax Status.”

There is risk that the Policy may not qualify as life insurance for federal tax purposes. We believe that a Policy issued on the basis of a standard Underwriting Class should so qualify. However, it is not clear whether a Policy issued on a sub-standard basis would qualify. A Policy may also fail to qualify as life insurance under the Code if too much premium is paid into the Policy, or the diversification and investor control requirements are not met for investments in the Variable Account. Failure to qualify would mean that the death proceeds would be included in the Beneficiary’s gross income for federal income tax purposes, and that the Accumulation Value is constructively received before it is actually received. There is also a risk that the Death Benefit payable under this Policy may be subject to estate taxation. See “Policy Premiums” and “Federal Tax Status”.
The Policy may be unsuitable as a short-term savings vehicle due to the costs of insurance and expenses charged. Furthermore, Sub-Account values could decline depending upon changes in the underlying Funds. Depending upon the timing of partial surrenders, the Policy Owner could lose all or part of their premium payments.
There is also a risk that a Policy qualifying as life insurance will be treated as a modified endowment contract (“MEC”). A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly Accumulation Value increases. However, any amounts you receive, such as loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution that is included in income. See “Federal Tax Status.”
Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force. The deduction of monthly Policy charges will reduce your Accumulation Value.
Portfolio Risks.     There is no assurance that any Portfolio will achieve its stated investment objective. A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the Portfolios’ prospectuses for more information. The amounts you invest in a particular Portfolio are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money by investing in the Portfolios.
Risks Associated with the General Account.    The Guaranteed Interest Account and the Loan Account are part of our General Account. Our General Account consists of all assets owned by us other than those in the Variable Account and any other separate Accounts which we may establish. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.
General Description of Registrant, Depositor, and Portfolio Companies
Minnesota Life Insurance Company
We are Minnesota Life Insurance Company, a life insurance company organized under the laws of Minnesota. Our Home Office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico.

Individual Variable Universal Life Account
On June 11, 2007, our Board of Directors established the Minnesota Life Individual Variable Universal Life Account, as a separate account in accordance with Minnesota insurance law. The Variable Account is registered as a “unit investment trust” with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”), but registration does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Account. The Variable Account meets the definition of a “separate account” under the federal securities laws.
We are the legal Owner of the assets in the Variable Account. Minnesota Life is obligated to pay all amounts promised to Policy Owners and Beneficiaries under the Policies. The Minnesota law under which the Variable Account was established provides that the assets of the Variable Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable universal life insurance policies for which the Variable Account was established. The investment performance of the Variable Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.
The Variable Account currently has multiple Sub-Accounts to which you may allocate Net Premiums. Each Sub-Account invests in shares of a corresponding Portfolio of the Funds.
The Funds
The name of each of the Portfolios, fund type and investment objectives, the investment adviser and/or sub-adviser, current expenses and performance information may be found in Appendix A. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the Portfolio’s investment techniques and risks associated with its investments. You may elect to receive shareholder reports and other communications from us electronically by calling our customer service line at 1-844-208-2412. You should carefully read the prospectuses for the Portfolios before investing in the Policy.
Voting Rights
We will vote the Fund shares held in the various Sub-Accounts of the Variable Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy’s Accumulation Value in a Sub-Account by the net asset value per share of the corresponding Fund Portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. We will vote Fund shares held by the Variable Account as to which no instructions are received in proportion to the voting instructions which are received from Policy Owners with respect to all policies participating in the Variable Account. Proportional voting may result in a small number of Policy Owners determining the outcome of the vote.
We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only:
•	if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of Policy Owners, or
•	if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.
In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report or through a special notice.
Charges
Policy Charges
We assess certain charges against premiums and Accumulation Value under the Policy. The maximum and minimum charges and the charges for certain specified insureds are described in the “Fee Tables” section of this prospectus. The charges compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.
Services and Benefits We Provide:
•	the Death Benefit, cash, and loan benefits under the Policy;
•	investment options, including premium payment allocations;
•	administration of elective options; and
•	the distribution of reports to Owners.
Costs and Expenses We Incur:
•	costs associated with processing and underwriting Applications, and with issuing and administering the Policy (including any Agreements);
•	overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
•	other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.
Risks We Assume:
•	that the cost of insurance charges we may assess are insufficient to meet our actual claims because insureds die sooner than we estimate; and
•	that the costs of providing the services and benefits under the Policies exceed the charges we assess.
All of the Policy and Agreement charges are subject to adjustment, but the Policy and Agreement charges will never exceed the maximum amounts shown on the Policy data pages. If any Policy or Agreement charges are adjusted, any such adjustment will be based on future estimated or emerging experience factors as well as profit considerations. Experience factors that could cause a change in the policy or agreement charges are interest, mortality, persistency, policy duration, taxes, Accumulation Value allocations, expenses, and profit considerations.
Premium Charge.     Prior to allocation of a premium payment, we assess a charge from each premium payment to compensate us for distribution and administrative expenses and certain taxes associated with our issuance and maintenance of the Policy. We credit the remaining amount (the Net Premium) to your Policy’s Accumulation Value according to your allocation instructions. The current Premium Charge is 4.0 percent of each premium.
The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to 2.5 percent.
Accumulation Value Charges.     We assess the following charges against your Accumulation Value: (1) a Monthly Policy Charge; (2) a Policy Issue Charge; (3) a Cost of Insurance Charge; (4) a Mortality and Expense Risk Charge; (5) a Cash Extra Charge; (6) certain transaction charges; (7) a Surrender Charge; and (8) charges for any Agreements you elect.
Some of the Accumulation Value charges depend on the “Risk Class” of the insured. The Risk Class of an insured is based upon the insured’s “Underwriting Class” and “Tobacco Class.”
The Underwriting Class of the insured represents the level of mortality risk that we assume. The Tobacco Class refers to the tobacco use habits of the insured.
1.	Monthly Policy Charge. The Monthly Policy Charge is currently $8 per month. The Monthly Policy Charge compensates us for certain administrative expenses we bear, including those attributable to the records we create and maintain for your Policy.
2.	Policy Issue Charge. We assess a monthly Policy Issue Charge for the first ten years following issuance of the Policy and for the first ten years following any increase in Face Amount. The charge varies based upon the Age, gender and Risk Class of the insured. The Policy Issue Charge compensates us for our expenses of issuing, underwriting and distributing the Policy. The Policy Issue Charge for your Policy is shown on the policy data pages of the Policy. You may also ask your financial professional for an illustration showing the approximate Policy Issue Charge for the Policy Face Amount you are considering purchasing.
3.	Cost of Insurance Charge. We assess a monthly Cost of Insurance Charge to compensate us for underwriting the Death Benefit. The charge depends on a number of variables (insured’s Age, gender, Risk Class, and Face Amount) that would cause it to vary from Policy to Policy and from monthly Policy Anniversary to monthly Policy Anniversary. We calculate the Cost of Insurance Charge separately for the Initial Face Amount and for any increase in Face Amount, each a coverage layer. If we approve an increase in your Policy’s Face Amount, a different Risk Class (and a different cost of insurance rate) may apply to the increase, based on the insured’s circumstances at the time of the increase in Face Amount.
The cost of insurance charge for a coverage layer is the Net Amount at Risk for the coverage layer multiplied by the applicable cost of insurance rate. The Net Amount at Risk varies with investment performance, the payment of premiums and the assessment of policy charges. The Net Amount at Risk is equal to the Death Benefit payable divided by the Net Amount at Risk divisor, as shown on the data pages of your Policy, minus the Accumulation Value of the Policy.

Cost of Insurance Rates.     The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. The rates will never be greater than the maximum guaranteed cost of insurance rates for the Initial Face Amount shown on the policy data pages of your Policy. The maximum guaranteed cost of insurance rates for any increase in Face Amount will be shown on the policy data pages we send to you at the time of the increase in Face Amount. These guaranteed rates are based on the 2001 Commissioner’s Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Sex-Distinct Mortality Tables (2001 Commissioner’s Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Table B Mortality Tables, if we issue the Policy on a unisex basis) and the insured’s Age. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, Accumulation Value allocation, lapse rates, Policy duration, taxes, investment earnings and profit considerations. Any change in the cost of insurance rates will apply to all persons of the same Age, Risk Class, and number of full years insurance has been in force.
In general, the longer you own your Policy, the higher the cost of insurance rate will be as the insured grows older. Also, our cost of insurance rates will generally be lower if the insured is a female than if a male, unless we issue the Policy on a unisex basis. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insureds who present particular health, occupational or non-work-related risks may require higher cost of insurance rates under their Policies.
4.	Mortality and Expense Risk Charge. We assess a monthly Mortality and Expense Risk charge to compensate us for certain mortality and expense risks we assume. The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. This charge currently is equal to a monthly rate of 0.030 percent of the Accumulation Value less the Loan Account value of the Policy in Policy Years one through ten.
If this charge does not cover our actual costs, we may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.
5.	Cash Extra Charge. We may assess a monthly charge to compensate us for providing the Death Benefit under the Policy where the insured presents a heightened or increased level of mortality risk. An insured may present increased mortality risk because of an outstanding medical condition (e.g., cancer that is in remission), or occupation or activity engaged in by the insured (e.g., skydiving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured’s outstanding medical condition, occupation or activity. The Cash Extra Charge, which is generally not applicable to most Policies, is uniquely determined for each insured and may vary based upon factors such as gender, Risk Class and Age. The charge is defined as a level cost per thousand dollars of Face Amount. If a Cash Extra Charge applies to your Policy, the amount of the charge will be shown on the policy data pages of the Policy. You may also ask your financial professional for an illustration showing the approximate Cash Extra Charge for the risk class you think may apply to the Policy you are considering purchasing.

6.	Transaction Charges. We may assess certain transaction charges if you elect to make a policy change, take a partial surrender, or transfer Accumulation Value among the Sub-Accounts and the Guaranteed Interest Account. We assess transaction charges from the Accumulation Value of your Policy.
a.	Policy Change Transaction Charge. We assess a Policy Change Transaction Charge to compensate us for expenses associated with processing a policy change such as an increase or decrease in Face Amount, a change in Death Benefit option or a change in your Risk Classification. Currently, the charge is $60 for each policy change. We guarantee the charge will not exceed $100.
b.	Partial Surrender Transaction Charge. For each partial surrender, we assess a processing fee of 2 percent of the amount surrendered, up to $25, from the remaining Accumulation Value. The fee compensates us for the administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.
c.	Transfer Transaction Charge. The transfer transaction charge is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or online requests processed on the same day to be one transfer, regardless of the number of Sub-Accounts (or Guaranteed Interest Account) affected by the transfer(s). We currently do not assess a transfer transaction charge.
7.	Surrender Charge. If your Policy terminates or you fully surrender your Policy during the first ten Policy Years or within 10 years after any increase in Face Amount, we assess a surrender charge from your Accumulation Value and pay the remaining amount (less any unpaid policy charges, outstanding policy loan and accrued interest) to you. The payment you receive is called the Surrender Value.
The surrender charge equals 1.40 times the lesser of: (1) 60 times the Policy Issue Charge for the Initial Face Amount or the Face Amount increase as applicable, or (2) the sum of any remaining Policy Issue Charges for the Initial Face Amount or the Face Amount increase, as applicable, measured from policy Termination or full surrender to the end of the ten year surrender charge period. Increases in Face Amount have their own surrender charge penalty period. The Surrender Charge may be significant. You should carefully calculate these charges before you request a surrender or increase in Face Amount. Under some circumstances the level of Surrender Charges might result in no Surrender Value being available.
We assess the Surrender Charge to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing policy records, and policy issue. We do not expect Surrender Charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our General Account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.
For example, if you surrender your Policy within the first 10 Policy Years or during the first 10 years following an increase in Face Amount, you could pay a Surrender Charge of up to $6,000 based on a $100,000 Face Amount, representing a charge of 6% of the Policy’s Face Amount.

Because Policy Issue Charges can be higher for Policies with greater Face Amounts, the Surrender Charge, both as a dollar amount and as a percentage of the Policy’s Face Amount, may increase for Policies with higher Face Amounts.
If you have elected the Early Values Agreement, the Surrender Charge will be waived on your Policy. See “Early Values Agreement” under the “Supplemental Agreements” section of this prospectus.
8.	Charges for Agreements. We assess monthly charges for supplemental insurance benefits that you add to your Policy by agreement. Charges for the Agreements are described in the “Periodic Charges Other Than Investment Option Operating Expenses” table in the “Fee Tables” section of this prospectus.
Deduction of Accumulation Value Charges.     The Monthly Policy Charge, Policy Issue Charge, Cost of Insurance Charge, Mortality and Expense Risk Charge, Cash Extra Charge, and charges for Agreements, if any, are assessed in advance on the Policy Date and at every monthly Policy Anniversary.
Charges will be assessed against the Accumulation Value in the Guaranteed Interest Account and the Sub-Accounts on a pro-rata basis. Pro-rata basis means charges will be assessed proportionally from the Accumulation Value of the Accounts in which you are invested in relation to the total Accumulation Value of the Accounts. For example, if the Policy Owner has allocated 50% of the Accumulation Value to the Guaranteed Interest Account, 30% to Sub-Account No.1, and 20% to Sub-Account No. 2, we will take 50% of the charges from the Guaranteed Interest Account, 30% of the charges from Sub-Account No. 1 and 20% of the charges from Sub-Account No. 2. If there is insufficient Accumulation Value in the Guaranteed Interest Account and the Sub-Accounts, then we will assess charges against the Loan Account to the extent Accumulation Value in the Loan Account exceeds the amount of outstanding policy loans. However, if you instruct us in writing, we will assess the monthly policy charges against the Guaranteed Interest Account or any of the Sub-Accounts that you specify.
Compensation Paid for the Sale of Policies
Securian Financial Services, Inc. (“Securian Financial”), whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies. Authorized broker-dealers sell Policies through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of Policies by broker-dealers are paid directly to the broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer. Securian Financial may also receive compensation from an underlying Fund or its affiliates as described in more detail in the “Payments Made by Underlying Mutual Funds” section of this prospectus. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the Policy charges described elsewhere in this prospectus.
We pay compensation for the sale of the Policies by affiliated and unaffiliated broker-dealers. The total compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed 115 percent of first-year target premiums and 4 percent of renewal premium for Policy Years two through five. Beginning in Policy Year 6, we will also pay compensation of up to .15 percent of the Accumulation Value (net of policy loan).

For policies issued prior to January 30, 2015, where the Early Values Agreement is in effect, compensation that we pay to broker-dealers will not exceed 40 percent of gross premium in the first year following issue or change in Face Amount and 24 percent of gross premium in years two through five following issue or change in Face Amount.
For Policies, issued after January 30, 2015, where the Early Values Agreement is in effect, compensation that we pay to broker-dealers will not exceed 35 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy). In addition, if the target premium is less than $20,000 we pay up to 20 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. If the target premium is greater than or equal to $20,000 but less than $500,000 we pay up to 14 percent of that same dollar amount of gross premium in each of the six years following the payment of such premiums. If the target premium is greater than or equal to $500,000 we pay up to 13 percent of that same dollar amount of gross premium in each of the nine years following the payment of such premiums.
Depending upon our Agreements with unaffiliated broker-dealers, we may vary the form of compensation paid or the amounts paid as total compensation, however, the total compensation will not exceed the maximum (115 percent of first-year target premiums, 4 percent of renewal premium for years two through five and .15 percent of the Accumulation Value for Policy Year 6 and thereafter).
The actual amount and/or forms of total compensation we pay depend on factors such as the amount of premiums we receive through clients of respective broker-dealer firms and the scope of services they provide. Some broker-dealer firms may not receive maximum total compensation. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy, which is dependent upon their arrangement with their broker-dealer.
Additional Compensation.     To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter in distribution relationships with selected selling broker dealers where we may pay additional compensation in the form of marketing allowances, introduction fees and persistency fees (sometimes called “revenue sharing”). These additional compensation arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for introductions to life insurance producers, providing conferences or seminars, providing sales or training programs for life insurance producers and other employees, payments to assist a selling broker dealer in connection with marketing the Policies or other support services provided to the life insurance producers selling the Policies. The payments vary in amount and may depend upon the selling broker dealer meeting certain cumulative premium thresholds for the sales of our Policies.
These arrangements may not be applicable to all selling broker dealers, and the terms of such arrangements may differ between selling broker dealers. Additional information on special compensation arrangements involving selling firms may be found in the Statement of Additional Information, which is available upon request. You may also ask your sales representative and the selling broker dealer for additional information about compensation they may receive in connection with your purchase of a Policy. Any such compensation, which may be significant at times, will not result in any additional direct Policy charges to you by us.
All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.
Portfolio Company Charges
Portfolio company charges and expenses are paid out of the assets of the Portfolio Companies and are described in the prospectuses for those companies.
Payments Made by Underlying Mutual Funds
We pay the costs of selling Policies, some of which are described in more detail in the “Compensation Paid for the Sale of Policies” section of this prospectus. Sale of the Policies benefits the Funds by providing increased distribution of the shares of the Funds. The Funds, or their investment advisers or principal underwriters, may pay us (or our affiliates) a fee for the purpose of reimbursing us for the costs of certain distribution or operational services that we provide and that benefit the Funds. Payments from an underlying Fund that relate to distribution services are made pursuant to the Fund’s 12b-1 plan, under which the payments are deducted from the Fund’s assets and described in the fee table included in the Fund’s prospectus. The 12b-1 payments from underlying Funds range in amount from 0 percent to 0.25 percent of Fund assets held in the Variable Account.
In addition, payments may be made pursuant to service/administration Agreements between us (or our affiliates) and the underlying mutual fund’s investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the Fund. Service and administrative payments are paid to us or our affiliates for such things as our aggregation of all Policy Owner purchase, redemption, and transfer requests within the Sub-Accounts of the Variable Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Variable Account aggregates such transactions through the Variable Account’s omnibus account with an underlying mutual fund, the Fund avoids the expenses associated with processing individual transactions. Service and administrative payments received by us or our affiliates range in amount from 0 percent to 0.20 percent of Fund assets held in the Variable Account.
General Description of the Policy
Variable Universal Life Insurance
This Policy is a universal life insurance policy which permits you to determine the amount of life insurance protection and the amount of premiums you plan to pay. Universal life allows you the flexibility to customize a Policy to meet your needs and to change your Policy after issue to meet your changing needs and objectives. You may change the Face Amount and Planned Premium subject to the limitations described herein, so long as the Policy remains in force.
Flexibility at Issue.     Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or Death Benefit that you wish. Under the Policy, the highest premium permitted at the time of issue, for a specific Death Benefit, is one which is allowed under the Code for the Policy to qualify as life insurance. The smallest premium that we will accept at the time of issue is the Initial Minimum Premium (shown on your policy data pages). The amount of the Initial Minimum Premium will depend on the Policy’s Initial Face Amount, the Death Benefit option selected; the insured’s Age at issue, gender, Risk Classification and any additional benefit Agreements chosen. The minimum Initial Face Amount is $100,000.

If your Policy is issued with the Death Benefit Guarantee Agreement, you must allocate premiums to any of the Delaware Ivy VIP Pathfinder portfolios or to the Guaranteed Interest Account. Your allocation of premium may be made in any combination or percentages to those Accounts. For Policies issued after August 19, 2013 with the Death Benefit Guarantee Agreement, we may also limit the amount of premium. Please see “Supplemental Agreements — Death Benefit Guarantee Agreement” for more information.
Policy Changes
The Policy allows you to change the Face Amount or the Death Benefit option of the Policy after it has been issued, subject to the limitations described more fully below. Changes in Face Amount or the Death Benefit option are referred to as policy changes. A partial surrender of a Policy’s Accumulation Value or a change in risk classification are also policy changes. You may make one policy change or a combination of policy changes at one time.
A request to change your Policy’s Face Amount must be made within the insured’s lifetime. The minimum change in Face Amount must be at least $5,000 except for Face Amount changes which are the result of a partial surrender.
You must submit an Application in Good Order to us at our Home Office to increase the Face Amount. The Application must include evidence of insurability satisfactory to us. The effective date of the increase in Face Amount will be the first monthly Policy Anniversary on or following the date we approve the increase in Face Amount. Policy face increases made pursuant to the Guaranteed Insurability Option, the Guaranteed Insurability Option for Business, the Business Continuation Agreement, or the Inflation Agreement will not require evidence of insurability and must be made under the terms of those Agreements.
To decrease your Face Amount, you must send to us at our Home Office a Written Request in Good Order. The Initial Face Amount or any subsequent increase in Face Amount may be decreased if it has been in force for at least one year. The effective date of the decrease will be the first monthly Policy Anniversary on or following the date we approve your Written Request.
If there have been prior increases in Face Amount, any decrease in Face Amount will be made in the following order:
1.	first, from the most recent increase in Face Amount;
2.	second, from other increases in Face Amount in the reverse order in which they were added; and
3.	finally, the Initial Face Amount.
If a Face Amount decrease would cause your Policy to be disqualified as life insurance under the Code, we will not approve your request. Unless you have specified otherwise in writing, we will not approve a Face Amount decrease that would cause your Policy to be classified as a MEC under the Code or to have other tax consequences. Other policy changes may also have tax consequences. You should consult a tax advisor before requesting a policy change. See “Federal Tax Status.”
If you have chosen the Level Option Death Benefit and request a partial surrender, we will reduce the Face Amount of the Policy by the amount of the partial surrender. A partial surrender will not result in a reduction in the Face Amount of your Policy if either the Increasing Option or Sum of Premiums Option Death Benefit is in effect.

If your Policy is issued with the Death Benefit Guarantee Agreement, transfers may only be made between the Delaware Ivy VIP Pathfinder Portfolios and the Guaranteed Interest Account. Transfers to other Sub-Accounts will not be allowed as long as the Death Benefit Guarantee Agreement is in effect.
If you have added the LTC Agreement or the Accelerated Death Benefit for Chronic Illness Agreement, when you make a claim and we make a benefit payment, we will automatically transfer all of your Policy’s Accumulation Value that is in the Variable Account to the Guaranteed Interest Account. As long as we are paying benefits, you will only be able to allocate premium payments and loan repayments to the Guaranteed Interest Account.
Whenever a policy change is made, we will provide you with new policy data pages. The policy data pages will identify any new Face Amount, Death Benefit option, Risk Class, Planned Premium or Age of the insured.
Policy changes may only be made on a monthly anniversary of the Policy Date. Once on any given monthly Policy Anniversary, you may make one or a combination of policy changes. You may request a policy change by completing an Application for change and submitting the Application in Good Order to us at our Home Office. Your policy change will be effective on the first monthly Policy Anniversary on or after the date we approve the policy change.
Charge for Policy Change.     Currently, we will assess a $60 charge to cover the administrative costs associated with processing a policy change and in no event will we increase the charge to more than $100. If, however, the only policy change is a partial surrender, we will assess a transaction charge equal to 2 percent of the amount surrendered, not to exceed $25. Because of the underwriting and selling expenses associated with any policy change resulting in an increase in Face Amount, we will assess a Policy Issue Charge for such a change. See “Policy Charges.”
Transaction Requests.     We process requests for financial transactions and certain non-financial transactions under the Policy on the Valuation Date we receive your request at our Home Office in Good Order. This means that if we receive your request for a financial transaction prior to 3:00 p.m. Central time on a Valuation Date, or prior to the end of a Valuation Date, we will process the request at the Unit Values determined as of the end of that Valuation Date. If we receive your request for a financial transaction at or after 3:00 p.m. Central time, or after the end of a Valuation Date, or on a non-Valuation Date, we will process the request at the Unit Values determined as of the end of the next Valuation Date. We apply the same cutoff times for processing requests for certain non-financial transactions as well.
Financial transactions include premium payments, surrenders, partial surrenders, transfers, policy changes and policy loans. Non-financial transactions subject to the same cutoff times as financial transactions include changes in allocation of Net Premium payments among investment options. Requests for surrenders, partial surrenders and policy changes must be made in writing and signed by you. Requests for transfers, policy loans and changes in the allocation of Net Premium payments may be made in writing or via telephone by you, or if authorized by you, your agent may make a request for transfer or policy loan by telephone. Written Requests may be submitted to us by mail or by facsimile (FAX) transmission at 651-665-6955. Telephone requests may be made by calling us at 1-844-208-2412 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. We treat requests made via telephone, facsimile (FAX), and online as received once the call or transmission ends. We treat requests submitted via mail as received when received in the mailroom of our Home Office.

Proof of Insurability.     We require proof of insurability for all policy changes resulting in an increase in Death Benefit, except for increases made pursuant to an additional Agreement. In addition, we require proof of insurability for partial surrenders where, at the request of the policy Owner, no reduction is made in the Policy’s Death Benefit. Decreases in Face Amount do not require evidence of insurability.
We may also require evidence of insurability to change the risk classification of the insured or to add additional Agreements to the Policy.
Applications and Policy Issue
This Policy is no longer issued after December 31, 2017. The following is a summary of our procedures for issuing the Policy and is provided for the Policy Owner’s reference. You must send a completed Application in Good Order and an initial premium payment to us at our Home Office to purchase the Policy. Before issuing a Policy, we will require evidence of insurability of the insured satisfactory to us, which in some cases will require a medical examination. The Policy is only available for insureds between Issue Ages 0-90. Our approval of an Application is subject to our underwriting rules and we reserve the right to reject an Application for any reason.
If the Application is accompanied by a check for at least the Initial Minimum Premium and we approve the Application, the Policy Date will be the issue date, which is the date we approve the Application and issue the Policy. We use the Policy Date to determine subsequent monthly policy anniversaries.
If we approve an Application that is not accompanied by a check for the Initial Minimum Premium, we may issue the Policy with a Policy Date which is 28 days after the issue date. Life insurance coverage will not begin until the Initial Minimum Premium is paid. If the Initial Minimum Premium is paid after the Policy Date (and the Policy Date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. In that circumstance you may request that the Policy Date be the date on which our Home Office receives the Initial Minimum Premium. We will forward to you updated policy pages to reflect the change in Policy Date. You must make such request at or prior to the time you pay the Initial Minimum Premium.
In certain cases it may be to your advantage to have the Policy Date be the same as the issue date in order to preserve an Issue Age of the insured to provide more favorable cost of insurance rates. In that case, the Initial Minimum Premium must be paid when the Policy is delivered to you. When the Policy is issued, the Face Amount, Planned Premium, Death Benefit option, and any additional Agreements chosen will be listed on the policy data pages.
1035 Exchanges or Replacements
If you are considering the purchase of this Policy with the proceeds of another life insurance policy, also referred to as a “Section 1035 Exchange” or “Replacement”, it may or may not be advantageous to replace your existing policy with this Policy. You should compare both policies carefully. You may have to pay surrender charges on your old policy and there is a surrender charge period for this Policy. In addition, the charges for this Policy may be higher (or lower) and the benefits or investment options may be different from your old policy. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest. For additional information regarding the tax impact in Section 1035 Exchanges, see “Federal Tax Status — Other Transactions.”

Ownership Rights
As the Policy Owner, you can exercise all the rights under the Policy, including the right to change the Owner, the Beneficiary and to make other policy changes.
Material Policy Variations by State
State	Rider or Feature	Availability or Variation
California	Initial Premium Allocations	The section titled “How are initial premiums allocated when your policy is issued” is amended and restated in its entirely to read as follows:
Your net premiums will be placed in a fixed account or money market fund, unless you direct us otherwise, for a period of no more than 30 days after the policy is delivered to you.
If you direct that the premium be invested in a stock or bond portfolio during the 30-day period, and if you return the policy during that period, you will be entitled to a refund of the policy’s account value on the day the policy is received.
California	Conversion	The following section is added as the last paragraph of the Policy form:
May this policy be converted?
Yes. At any time during the first eighteen months of the variable life insurance policy, while the insured is still living, you may exchange this policy for a policy of permanent fixed benefits insurance that was offered by us on the date of issue of the variable life insurance policy and at the premium rates in effect on that date for the same class of insurance. The face amount for the new policy will be the same as the initial amount of insurance on the variable life insurance policy. The new policy shall bear the same date of issue and age at issue as the original variable life insurance policy. Such agreements as were included in the original policy shall be included in the new policy, if such agreements are issued with the fixed benefit policy. If the exchange results in an increase or decrease in account value, such increase or decrease will be payable to the insurer or the insured as the case may be.
California	Accelerated Death Benefit for Chronic Illness Agreement	The Accelerated Death Benefit for Chronic Illness Agreement is not available for sale in the state of California.
Florida	Restrictions on Transfers to and from General Account	Our ability to restrict transfers to and from our General Account for Policies issued in Florida include: (1) we many restrict the dollar amount of any transfer to the Guaranteed Interest Account to be no more than 20% of your Accumulation Value; and (2) we may restrict the amount of any fixed interest rate loan repayment allocated to the Guaranteed Interest Account to be no more than 20% of your outstanding loan balance.
Policy Limitations
Variable Account Transfers.     You may transfer Accumulation Value between the Guaranteed Interest Account and the Sub-Accounts of the Variable Account and among the Sub-Accounts. You may request a transfer or rebalance of Accumulation Value at any time while the Policy remains in force, and you may arrange in advance for systematic rebalance or dollar cost averaging. A rebalance re-allocates your Accumulation Value on a one-time or systematic basis. A systematic transfer is a transfer of Accumulation Value from one or more Sub-Account(s) to one or more other Sub-Account(s) and/or the Guaranteed Interest Account, on a systematic basis.. Following your instructions as to the percentage of your Accumulation Value you wish to have in each of your Sub-Accounts, we will transfer amounts to and from those Accounts to achieve the percentages you desire. We determine the amount you have available for transfers at the end of the Valuation Date on which we receive your request at our Home Office. Your request for transfer may be made in writing or you, or your agent if authorized by you, may make a request for transfer by telephone. To do so, you may call us at 1-844-208-2412 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. You may also submit your request for transfer to us by facsimile (FAX) transmission at 651-665-6955.
We process transfers based on the Unit Values determined at the end of the Valuation Date on which we receive your request for transfer at our Home Office. This means that if we receive your request for transfer prior to 3:00 p.m. Central time on a Valuation Date, or prior to the end of a Valuation Date, we will process the request at the Unit Values determined as of that Valuation Date. If we receive your request for transfer at or after 3:00 p.m. Central time, or after the end of a Valuation Date, or on a non-Valuation Date, we will process the request at the Unit Values determined as of the following Valuation Date. We treat transfer requests made via telephone and facsimile (FAX) as received once the call or transmission ends.
Dollar Cost Averaging.     You may elect to participate in dollar cost averaging in the Application or by completing an election form that we receive. Dollar cost averaging is a strategy designed to reduce the risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Sub-Accounts of the Variable Account over a period of time, up to one year, by systematically and automatically transferring, on a monthly basis, specified dollar amounts from the Guaranteed Interest Account into the Variable Account. This allows you to potentially reduce the risk of allocating most of your Net Premium into the Sub-Accounts when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss.
Dollar cost averaging transfers will only take place on the third Friday of each month. A transfer under this program is not considered a transfer for purposes of assessing any Transfer Transaction Charge. We may modify, suspend, or discontinue the dollar cost averaging at any time.
Other Transfer Restrictions.     You may transfer Accumulation Value among the Sub-Accounts an unlimited number of times in a Policy Year, subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares. We reserve the right to limit transfers to and from the Guaranteed Interest Account to one transfer per Policy Year. We also reserve the right to restrict the dollar amount of any transfer to or from the Guaranteed Interest Account.
The transfer transaction charge is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or eService Center requests processed on the same day to be one transfer, regardless of the number of Sub-Accounts (or Guaranteed Interest Account) affected by the transfer(s). We currently do not assess a transfer transaction charge.
We impose other restrictions on transfers. We reserve the right to require that the amount transferred to or from a Sub-Account or the Guaranteed Interest Account be at least $250. If the Accumulation Value in a Sub-Account or the Guaranteed Interest Account from which a transfer is to be made is less than $250, the entire Accumulation Value attributable to the Sub-Account or the Guaranteed Interest Account must be transferred. If a transfer would reduce the Accumulation Value in the Sub-Account from which the transfer is to be made to less than $250, we reserve the right to include that remaining Sub-Account Accumulation Value in the amount transferred.

If your Policy is issued with the Death Benefit Guarantee Agreement, transfers may only be made between the Delaware Ivy VIP Pathfinder Portfolios and the Guaranteed Interest Account. Transfers to other Sub-Accounts will not be allowed as long as the Death Benefit Guarantee Agreement is in effect.
If you have added the LTC Agreement or the Accelerated Death Benefit for Chronic Illness Agreement, when you make a claim and we make a benefit payment, we will automatically transfer all of your Policy’s Accumulation Value that is in the Variable Account to the Guaranteed Interest Account. As long as we are paying benefits, you will only be able to allocate premium payments and loan repayments to the Guaranteed Interest Account.
Telephone Transfers.     A request for transfer submitted to us via telephone is subject to the same conditions and procedures as would apply to a written transfer request. However, during periods of marked economic or market changes, you may have difficulty due to a heavy volume of telephone calls. In those circumstances, you should consider submitting a written transfer request while continuing to attempt to contact us via telephone. We reserve the right to restrict the frequency of, or otherwise modify, condition or terminate telephone transfer privileges. For more information on telephone transactions, contact us at our Home Office or at 1-844-208-2412 between the hours of 8:00 a.m. and 5:00 p.m., Central time.
With all telephone transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from Policy Owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require Policy Owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide Policy Owners with a written confirmation of each telephone transfer.
General Account
The Guaranteed Interest Account and the Loan Account are part of our General Account. Our General Account consists of all assets owned by us other than those in the Variable Account and any other separate Accounts which we may establish.
Because of exemptive and exclusionary provisions, interests in our General Account have not been registered as securities under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. However, disclosures regarding the Guaranteed Interest Account and the Loan Account may be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.
The Guaranteed Interest Account and the Loan Account are those portions of our general assets which are attributable to the Policy and other Policies of its class. The description is for accounting purposes only and does not represent a division of the General Account assets for the specific benefit of Policies of this class. Allocations to the Guaranteed Interest Account and the Loan Account become part of our general assets and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the Guaranteed Interest Account and the Loan Account. Policy Owners do not share in the actual investment experience of the assets in the General Account.

The General Account is not segregated or insulated from the claims of insurance company creditors. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.
You may allocate a portion or all of the Net Premiums or transfer Accumulation Value from the Sub-Accounts of the Account to accumulate at a fixed rate of interest in the Guaranteed Interest Account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers to and from the Guaranteed Interest Account to the Sub-Accounts of the Account are subject to certain limitations with respect to timing and amount. These limitations are described under the “Transfers” section of this prospectus.
Guaranteed Interest Account Value.     We bear the full investment risk for amounts allocated to the Guaranteed Interest Account. For Policies issued prior to May 16, 2015 we guarantee that interest credited to each Policy Owner’s Accumulation Value in the Guaranteed Interest Account will not be less than an annual rate of 3 percent without regard to the actual investment experience of the Guaranteed Interest Account. For Policies issued after May 16, 2015 we guarantee that interest credited to each Policy Owner’s Accumulation Value in the Guaranteed Interest Account will not be less than an annual rate of 2 percent without regard to the actual investment experience of the Guaranteed Interest Account. We may, at our sole discretion, credit a higher rate of interest, “excess interest,” although we are not obligated to credit interest in excess of the guaranteed rate, and may not do so. Any interest credited on the Policy’s Accumulation Value in the Guaranteed Interest Account in excess of the guaranteed minimum rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. You assume the risk that interest credited may not exceed the guaranteed minimum interest rate.
Loan Account Value.     We bear the full investment risk for amounts allocated to the Loan Account. The Loan Account Accumulation Value is the sum of all Policy loans, less all Policy loan repayments. This amount will be increased by any Loan Account interest and reduced by any Loan Account interest allocated to the Guaranteed Interest Account or the separate Account. The Loan Account Accumulation Value will be credited daily with an annual rate of interest of not less than 3 percent. Any interest credited on the Policy’s Accumulation Value in the Loan Account in excess of the guaranteed minimum rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.
Separate Account Changes
We reserve the right to add, combine or remove any Sub-Accounts of the Variable Account and to transfer the assets of one or more Sub-Accounts to any other Sub-Account as permitted by law. Each additional Sub-Account will purchase shares in a new Portfolio or mutual fund. Such Sub-Accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the Sub-Accounts of the Variable Account. New investment options will be made available to existing Policy Owners as we determine in our sole discretion.
We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the Sub-Accounts of the Variable Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or Portfolio for a Sub-Account. Substitution may be made with respect to existing Accumulation Values and future premium payments. A substitution may be made only with any necessary approval of the SEC.
In the event of a Fund merger, any future premium payments will be allocated to the successor or acquiring Fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available accounts for future premium payments at the time of the request.
We reserve the right to transfer assets of the Variable Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and the SEC.
We also reserve the right, when permitted by law, to de-register the Variable Account under the 1940 Act, to restrict or eliminate any voting rights of the Policy Owners, to combine the Variable Account with one or more of our other separate accounts, operate the Variable Account or a Sub-Account as either a unit investment trust or management company under the 1940 Act, or in any other form allowed by law, terminate and/or liquidate the Variable Account, and make any changes to the Variable Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any applicable federal or state laws.
The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts issued by Minnesota Life and by other affiliated and unaffiliated life insurance companies, and as investment medium to fund plan benefits for participating qualified plans. It is possible that there may be circumstances where it is disadvantageous for either: (i) the Owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, (ii) the Owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time, or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such Policy Owners and contract Owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund’s board of directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds’ shares with respect to certain groups of Policy Owners or contract Owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.
Market-Timing and Disruptive Trading.
This Policy is not designed to be used as a vehicle for frequent trading (i.e., frequent transfers) in response to short-term fluctuations in the securities markets, often referred to as “market-timing.” Market-timing activity and frequent trading in your Policy can disrupt the efficient management of the underlying Portfolios and their investment strategies, dilute the value of Portfolio shares held by long-term shareholders, and increase Portfolio expenses (including brokerage or other trading costs) for all Portfolio shareholders, including long-term Policy Owners invested in affected Portfolios who do not generate such expenses. It is our policy to discourage market-timing and frequent transfer activity, and, when we become aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity on affected Portfolios. You should not purchase this Policy if you intend to engage in market-timing or frequent transfer activity.
We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for Policy Owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying Portfolios will not suffer disruptions or increased expenses attributable to market-timing or abusive transfers resulting from other insurance carriers which invest in the same Portfolios. In addition, because our policies and procedures are discretionary, it is possible that some Policy Owners may engage in market-timing and other frequent transfer activity while others may bear the harm associated with such activity. Moreover, because market-timing can only be detected after it has occurred to some extent, our policies to stop market-timing activity do not go into effect until after we have identified such activity.
We reserve the right to restrict the frequency of — or otherwise modify, condition or terminate — any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more Policy Owners is or would be to the disadvantage of other Policy Owners. Any new restriction that we would impose will apply to your Policy without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by a Portfolio attributable to transfers in your Policy. One or more of the following factors will be considered in determining whether to implement and administer any restrictions and assess any fees:
•	the dollar amount of the transfer(s);
•	whether the transfers are part of a pattern of transfers that appears designed to take advantage of market inefficiencies;
•	whether a Portfolio has requested that we look into identified unusual or frequent activity in the Portfolio;
•	the number of transfers in the previous calendar quarter; and
•	whether the transfers during a quarter constitute more than two “round trips” in a particular Portfolio. A round trip is a purchase into a Portfolio and a subsequent redemption out of the Portfolio, without regard to order.
In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only and may require your signature. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your Policy will be permanent.
In addition to our market-timing procedures, the underlying Portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the Portfolios’ policies and procedures, Policy Owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the market-timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written Agreement with each Portfolio or its principal underwriter that obligates us to provide the

Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the market-timing policies established by the Portfolios.
In addition, the Funds may restrict the purchase of their shares in order to protect shareholders. In such case, if you request a transfer to a Sub-Account(s) that invests in a Fund that has restricted the purchase of its shares, we will not redeem Accumulation Value from the Sub-Account(s) from which the transfer would have otherwise been made, unless you submit a new request for transfer to our Home Office designating a new Sub-Account(s) to which the transfer should be made.
Premiums
Policy Premiums
The amount of the Initial Minimum Premium will depend on the Policy’s Initial Face Amount, the Death Benefit option, the insured’s Age at issue, gender, Risk Classification and any additional benefit Agreements chosen. The Initial Minimum Premium is due as of the Policy Date and must be paid on or before the date your Policy is delivered. Between the date we receive the Initial Minimum Premium for the Policy and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a temporary insurance Agreement. You may request temporary insurance coverage at the time of Application in an amount up to $250,000. In order to receive such coverage, you must meet certain insurability requirements at the date of Application, complete the Application and pay the Initial Minimum Premium. You may call or write us at our Home Office to obtain additional information regarding coverage under a temporary insurance Agreement or the Application of your Initial Minimum Premium.
All premiums after the Initial Minimum Premium should be mailed to us at our Home Office. You may also elect to have premiums paid monthly under our automatic payment plan through pre-authorized transfers from your account at a bank or other financial institution, or if you meet the requirements to establish a group billing plan through your employer. You may make an online payment to pay a premium that is due through our online servicing site at www.securian.com/myaccount.
Any premium payment after the Initial Minimum Premium must be at least $50; for premiums paid under an automatic payment plan, the minimum premium payment must be at least $25. You may pay premiums at any time. We reserve the right to require evidence of insurability satisfactory to us for any premium payment that would result in an immediate increase in the Net Amount at Risk under the Policy.
When you apply for a Policy, you may elect to pay a Planned Premium which is shown on the policy data pages. We will send you a notice for the Planned Premium at the frequency shown on the policy data pages. You may request that we send you notices once a year, twice a year or four times a year. The amount of the Planned Premium and frequency you have chosen will be identified on the notice. You may change the amount and frequency of your Planned Premium payment at any time by Written Request. Payment of a Planned Premium does not guarantee that the Policy will remain in force.
You may also pay your Planned Premium using the Premium Deposit Account Agreement. Under the Premium Deposit Account Agreement, you can make up to three payments that will be held in a Premium Deposit Account, a part of our General Account, and use those payments and interest credited on those payments to pay your Planned Premiums for up to ten years from the date of the payment. We will credit an annual rate of interest at least equal to a minimum annual rate of interest of 0.50% (the

“PDA Minimum Rate”) on each payment to the Premium Deposit Account. The PDA Minimum Rate will be in effect for the duration the payment remains in the Premium Deposit Account. In our sole discretion, we may credit an annual rate of interest higher than the PDA Minimum Rate on a payment to the Premium Deposit Account. We will send you a confirmation for each deposit you make to the Premium Deposit Account. The confirmation will indicate the annual rate of interest that is in effect for that deposit. For more information about the Premium Deposit Account Agreement see “Supplemental Agreements — Premium Deposit Account Agreement.”
We intend that this Policy will qualify as a life insurance policy as defined by Code Section 7702. In order to maintain such qualification, we reserve the right to increase the amount of insurance on the insured, to return any excess Accumulation Value or premium, to hold premium until the Policy Date or Policy Anniversary, or to limit the amount of premium we will accept. There may be tax consequences to you if we must return part of the Accumulation Value in order to maintain the Policy’s status as life insurance. See “Federal Tax Status.” In the event the Death Benefit is increased to maintain qualification as a life insurance policy, we may make appropriate adjustments to any monthly charges or supplemental benefits that are consistent with the increase in the Death Benefit.
Unless you have specified otherwise in writing, we will not accept a premium payment to the extent that it would cause your Policy to fail the life insurance qualification test or become a MEC. See “Federal Tax Status.” In rare situations, if we receive and allocate the Net Premium prior to the Policy’s anniversary date, your Policy could fail to qualify as life insurance or become a MEC. In that event, unless you have specified otherwise in writing, to prevent your Policy from failing to qualify as life insurance or becoming a MEC, we will hold your premium in a non-interest bearing account until its anniversary date. On the day following the anniversary date, we will allocate the Net Premium to the Guaranteed Interest Account or the Sub-Accounts of the Minnesota Life Individual Variable Universal Life Account according to your instructions.
We assess a Premium Charge against each premium payment. The premium less the Premium Charge results in the Net Premium. Net Premiums are allocated to the Guaranteed Interest Account or Sub-Accounts of the Variable Account which Sub-Accounts, in turn, invest in shares of the Portfolios.
You must designate the allocation of Net Premiums on your Application for the Policy. You may change your allocation instructions for future premium payments by forwarding to us a signed Written Request, or by calling us at 1-844-208-2412 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours, and via facsimile (FAX) at 651-665-6955. The allocation of Net Premiums to the Guaranteed Interest Account or to any Sub-Account of the Variable Account must be in multiples of 1 percent of the Net Premium.
We reserve the right to delay the allocation of Net Premiums to the Sub-Accounts you designated for a period of up to 30 days after issuance of the Policy or after a policy change. In no event will any such delay extend beyond the Free Look Period that applies in the state in which the Policy is issued. If we exercise this right, we will allocate Net Premiums to the Guaranteed Interest Account until the end of the Free Look Period. This right, which as of the date of the prospectus has not been implemented, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce our market risk during the Free Look Period.
We also reserve the right to restrict the allocation of Net Premiums to the Guaranteed Interest Account. If we do so, no more than 25 percent of the Net Premium may be allocated to the Guaranteed Interest Account. In addition, we reserve the right to further restrict the allocation of Net Premiums to the Guaranteed Interest Account if the current interest rate we credit to the Guaranteed Interest Account equals the minimum guaranteed interest rate.

If mandated under applicable law, we may reject a premium. We may also provide information about a policy Owner and a policy Owner’s account to government regulators.
We reserve the right to refuse a premium payment if appropriate under our policies related to anti-money laundering or stranger owned life insurance policies. This means that if we exercise these rights, you will be required to comply with our anti-money laundering or stranger owned life insurance policies before we will accept additional premium payments from you. We will continue to take all Policy charges applicable to the Policy and optional Agreements from the Policy Accumulation Value, which may result in your Policy terminating. You should consider these premium payment limitations, and all other limitations in this Policy, and how they may impact your long-term financial plans, especially since this Policy provides a Death Benefit that will only be payable if the Policy is still in force at the insured’s death.
If we exercise these rights, there will be no impact to premium payments received prior to the effective date of the limitation. In addition, Policy Accumulation Value and optional Agreements will not be affected by the restriction, but Policy charges will continue to apply. We will apply these limitations in a non-discriminatory manner. See “Termination” and “Policy Charges.”
Sub-Account Allocation.     If your Policy is issued with the Death Benefit Guarantee Agreement, you must allocate your premium payments to the Guaranteed Interest Account or one of the following Delaware Ivy VIP Pathfinder portfolios: the Delaware Ivy VIP Pathfinder Aggressive portfolio, the Delaware Ivy VIP Pathfinder Moderately Aggressive portfolio, the Delaware Ivy VIP Pathfinder Moderate portfolio, the Delaware Ivy VIP Pathfinder Moderately Conservative portfolio, or the Delaware Ivy VIP Pathfinder Conservative portfolio. Your allocation of premium may be made in any combination among those accounts. The policy Owner may elect to change from any one of the current Delaware Ivy VIP Pathfinder portfolios to any other combination of Delaware Ivy VIP Pathfinder portfolios. Subsequent transfers among these accounts will be subject to our policies regarding transfers among the Sub-Accounts. See “Policy Limitations.” We reserve the right to add, delete or modify the Portfolios which may be used.
Each of the Delaware Ivy VIP Pathfinder portfolios is a “fund of funds” which means that each Delaware Ivy VIP Pathfinder portfolio will seek to achieve its particular level of risk/return by investing substantially all of its assets in other mutual funds in Ivy Variable Insurance Portfolios, Inc. and short-term investments in varying combinations and percentage amounts to achieve each Delaware Ivy VIP Pathfinder portfolio’s particular investment objective. A detailed discussion of each Delaware Ivy VIP Pathfinder portfolio’s allocations, objectives and risks may be found in the Portfolio’s prospectus.
The Delaware Ivy VIP Pathfinder portfolios are intended to provide various levels of potential capital appreciation at various levels of risk. Each of the Delaware Ivy VIP Pathfinder portfolios is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential for growth with the lowest amount of tolerance for risk, and the highest potential for income.
In selecting a Delaware Ivy VIP Pathfinder portfolio, you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances.
You will be required to terminate the Death Benefit Guarantee Agreement prior to allocating premium payments to or making a transfer to a Sub-Account other than the Delaware Ivy VIP Pathfinder portfolios or the Guaranteed Interest Account. We will not return any charges previously taken for the Death Benefit Guarantee Agreement upon its Termination.

Accumulation Value
Your Policy’s Accumulation Value equals your investment in the Guaranteed Interest Account and the Sub-Accounts of the Variable Account, plus any collateral held in the loan account for any loans you have taken. The Accumulation Value of the Policy varies with the investment experience of the Guaranteed Interest Account and the Sub-Accounts of the Variable Account.
Unlike a traditional fixed benefit life insurance policy, your Policy’s Accumulation Value cannot be determined in advance, even if you pay premiums as planned, because the Separate Account Accumulation Value varies daily with the investment performance of the Sub-Accounts. Even if you continue to pay premiums as planned, the Separate Account Accumulation Value of your Policy could decline to zero because of unfavorable investment experience and the assessment of charges.
Upon request, we will tell you the Accumulation Value of your Policy. We will also send to you a report each year on the Policy Anniversary advising you of your Policy’s Accumulation Value, the Face Amount and the Death Benefit as of the date of the report. It will also summarize your Policy transactions during the year. The information will be current as of a date within two months of its mailing. You may also access information regarding your Policy’s Accumulation Value through our online servicing site at www.securian.com/myaccount.
Variable Account Accumulation Value.     The Variable Account Accumulation Value of your Policy is not guaranteed. We determine your Policy’s Variable Account Accumulation Value by multiplying the current number of Sub-Account Units for each Sub-Account in which you are invested by the current Sub-Account Unit Value for that Sub-Account and adding those values together. A Sub-Account Unit is a measure of your Policy’s interest in a Sub-Account. The number of Units credited with respect to each Net Premium payment is determined by dividing the portion of the Net Premium payment allocated to each Sub-Account by the then current Unit Value for that Sub-Account. The number of Units credited is determined as of the end of the Valuation Date on which we receive your premium at our Home Office in Good Order.
Once determined, the number of Units credited to your Policy will not be affected by changes in Sub-Account Unit Values. However, the number of Units in a Sub-Account will be increased by the allocation of subsequent Net Premiums, loan repayments, transfers and Loan Account interest to the Sub-Account. The number of Units will be decreased by policy charges, policy loans, transfers and partial surrenders from the Sub-Account. The number of Units in a Sub-Account will decrease to zero if the Policy is surrendered or terminated.
The Unit Value of a Sub-Account will be determined on each Valuation Date. The amount of any increase or decrease will depend on the net investment experience of the Sub-Account. The value of a Unit for each Sub-Account was originally set at $1.00 on the first Valuation Date. For any subsequent Valuation Date, its value is equal to its value on the preceding Valuation Date multiplied by the net investment factor for that Sub-Account for the valuation period ending on the subsequent Valuation Date.
The net investment factor is a measure of the net investment experience of a Sub-Account. The net investment factor for a valuation period is: the gross investment rate for such valuation period, plus any Unit Value Credit under the Policy. We determine periodically whether Unit Value Credits apply. Unit Value Credits are not guaranteed. For any period we apply a Unit Value Credit, we will apply the credit each day when we calculate the Unit Value for the Sub-Account.

The gross investment rate is equal to:
1.	the net asset value per share of a Fund share held in the Sub-Account of the Account determined at the end of the current valuation period; plus
2.	the per share amount of any dividend or capital gain distributions by the Fund if the “ex-dividend” date occurs during the current valuation period; with the sum divided by
3.	the net asset value per share of that Fund share held in the Sub-Account determined at the end of the preceding valuation period.
The table below describes the annual Unit Value Credit that we may, in our sole discretion, apply to each Sub-Account of the Variable Account. The annual Unit Value Credit is expressed as a percentage of average annual Portfolio assets held by the Sub-Account. The amount of the Unit Value Credit we may apply varies among Sub-Accounts and some Sub-Accounts may receive larger Unit Value Credits than other Sub-Accounts. Some Sub-Accounts are not eligible for a Unit Value Credit. Our payment of Unit Value Credits may be discontinued at any time.
Sub-Account	Annual Unit Value Credit
Delaware Ivy VIP Asset Strategy — Class II Shares	0.12
Delaware Ivy VIP Balanced — Class II Shares	0.12
Delaware Ivy VIP Core Equity — Class II Shares	0.12
Delaware Ivy VIP Corporate Bond — Class II Shares	0.12
Delaware Ivy VIP Energy — Class II Shares	0.12
Delaware Ivy VIP Global Equity Income — Class II Shares	0.12
Delaware Ivy VIP Global Growth — Class II Shares	0.12
Delaware Ivy VIP Growth — Class II Shares	0.12
Delaware Ivy VIP High Income — Class II Shares	0.12
Delaware Ivy VIP International Core Equity — Class II Shares	0.12
Delaware Ivy VIP Limited-Term Bond — Class II Shares	0.12
Delaware Ivy VIP Mid Cap Growth — Class II Shares	0.12
Delaware Ivy VIP Natural Resources — Class II Shares	0.12
Delaware Ivy VIP Science and Technology — Class II Shares	0.12
Delaware Ivy VIP Securian Real Estate Securities — Class II Shares	0.12
Delaware Ivy VIP Small Cap Growth — Class II Shares	0.12
Delaware Ivy VIP Smid Cap Core — Class II Shares	0.12
Delaware Ivy VIP Value — Class II Shares	0.12
Delaware Ivy VIP Pathfinder Aggressive — Class II Shares	0.12
Delaware Ivy VIP Pathfinder Moderately Aggressive — Class II Shares	0.12
Delaware Ivy VIP Pathfinder Moderate — Class II Shares	0.12
Delaware Ivy VIP Pathfinder Moderately Conservative — Class II Shares	0.12
Delaware Ivy VIP Pathfinder Conservative — Class II Shares	0.12
SFT International Bond — Class 2	0.00
Goldman Sachs VIT Government Money Market — Service Shares	0.00

We determine the value of the Units in each Sub-Account on each day on which the corresponding Portfolio values its shares. In general, the net asset value of each Portfolio’s shares is computed once daily as of the closing time for business on the New York Stock Exchange (typically 3:00 p.m. Central time).
Some investment advisers to the Funds or their affiliates have an Agreement with us or our affiliates to pay us or our affiliates for administrative, recordkeeping and shareholder services we provide to the Funds’ Portfolios. We or our affiliates may also receive payments from the Funds, their investment advisers or principal underwriters to reimburse us for the costs of certain distribution or operational services that we perform and that benefit the Funds’ Portfolios. See “Payments Made by Underlying Mutual Funds.” The Unit Value Credit represents a portion of or all of these amounts that we or our affiliates may receive that we may, in our sole discretion, apply to the Sub-Accounts that invest in the Funds’ Portfolios. We will only provide Unit Value Credits to a Sub-Account where the corresponding investment option, the investment adviser of that investment option or their affiliates compensate us or our affiliates for providing such services. Our decision to provide Unit Value Credits to certain Sub-Accounts depends upon a number of factors, including, but not limited to, the level of assets held in the Guaranteed Interest Account, prevailing market interest rates, and anticipated future expenses and anticipated future revenues from variable contract operation. From time to time some of these arrangements may be renegotiated so that we receive a different payment than previously paid. These fee arrangements do not result in any additional charges to Policy Owners.
All Unit Value Credits and any gains or losses attributable to such amounts are treated as earnings under the Policy for tax purposes.
Guaranteed Interest Account Accumulation Value.     The Guaranteed Interest Account Accumulation Value of your Policy equals the sum of the following:
•	the Net Premiums you allocate to the Guaranteed Interest Account;
•	plus, any interest credited thereto, any loan repayments, any transfers of Accumulation Value from the Sub-Accounts of the Variable Account and any allocation of Loan Account interest; and
•	less, any policy loans, partial surrenders, transfers of Accumulation Value to the Sub-Accounts of the Variable Account and policy charges.
Loan Account Accumulation Value.     The Loan Account Accumulation Value of your Policy equals the sum of the following:
•	all policy loans less all policy loan repayments;
•	plus, any Loan Account interest; and
•	less, any Loan Account interest allocated to the Guaranteed Interest Account or the Variable Account.
We credit interest on the Loan Account Accumulation Value daily at an annual rate of interest of not less than 3 percent. We may, at our sole discretion, credit interest at a higher rate.
Standard Death Benefits
Death Benefit Proceeds
As long as the Policy is in force, we will determine the amount of and pay the Death Benefit proceeds on the Policy upon receipt at our Home Office of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of Death Benefit proceeds) regarding how to pay the Death Benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the Death Benefit proceeds to the Beneficiary(ies), if living. If each Beneficiary dies before the insured, we will pay the Death Benefit proceeds to the Owner or the Owner’s estate, or, if the Owner is a corporation, to it or its successor. We will pay the Death Benefit proceeds in a lump sum or under a settlement option.
Death Benefit proceeds equal:
•	the Death Benefit (described below);
•	plus any additional insurance on the insured’s life under the Term Insurance Agreement;
•	plus under the Level Option Death Benefit, any premium paid after the date of the insured’s death;
•	plus any additional insurance on the insured’s life under the Interest Accumulation Agreement;
•	plus, for policies issued prior to April 29, 2011, any assessed monthly charges for the period after the insured’s death;
•	minus any amounts paid under the Long Term Care Agreement;
•	minus any unpaid monthly charges;
•	minus any outstanding policy loan;
•	minus any accrued loan interest.
We may further adjust the amount of the Death Benefit proceeds if we contest the Policy, if the insured dies by suicide or if you misstate the insured’s Age or gender. See “Statement of Additional Information.”
Death Benefit Options
The Policy provides a Death Benefit . The Death Benefit is determined on each monthly Policy Anniversary and as of the date of the insured’s death. You must select one of the three Death Benefit options we offer in your Application. If you do not choose a Death Benefit option in your Application, the Level Option Death Benefit will automatically be in effect.
The Policy is intended to qualify under Code Section 7702 as a life insurance policy for federal tax purposes. The Death Benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached Agreement will be interpreted to ensure such qualification, regardless of any language to the contrary.
To the extent the Death Benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly charges or supplemental Agreements that are consistent with such an increase. Adjustments will be reflected in the monthly charge assessment.
Under Code Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GPT)” or a “cash value accumulation test (CVAT).” You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used.
The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by Age of the insured) of the

Accumulation Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage (varying based on the Age and gender class of the insured) of the Accumulation Value.
The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Accumulation Value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no additional Agreements, as your Accumulation Value increases your Death Benefit will increase more rapidly under CVAT than it would under GPT.
Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase certain charges.
Under the Guideline Premium Test (GPT), the Level Option Death Benefit equals the greatest of:
1.	the Face Amount on the insured’s date of death; or
2.	a specified “limitation percentage,” called the Guideline Premium Test Death Benefit Percentage Factor (GPT DBPF) on your Policy’s data pages, multiplied by the Accumulation Value on the insured’s date of death.
Under the Level Option, your Death Benefit remains level unless the limitation percentage multiplied by the Accumulation Value is greater than the Face Amount; then the Death Benefit will vary as the Accumulation Value varies.
The limitation percentage is the minimum percentage of Accumulation Value we must pay as the Death Benefit under federal tax requirements. It is based on the Age of the insured at the beginning of each Policy Year. The following table indicates the limitation percentages for the guideline premium test for different Ages:
Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each year over Age 40
46 to 50	215% minus 6% for each year over Age 45
51 to 55	185% minus 7% for each year over Age 50
56 to 60	150% minus 4% for each year over Age 55
61 to 65	130% minus 2% for each year over Age 60
66 to 70	120% minus 1% for each year over Age 65
71 to 75	115% minus 2% for each year over Age 70
76 to 90	105%
91 to 95	105% minus 1% for each year over Age 90
96 to 121	100%
If the Code requires us to determine the Death Benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the Accumulation Value will increase our risk, and we will increase the cost of insurance charge we assess from the Policy’s Accumulation Value.
Level Option Guideline Premium Test Example.     Assume that the insured’s Age is under 40. Under the Level Option, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250 percent of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. The figure $40,000 is derived because 250 percent of $40,000 equals $100,000. Every additional $100 added to the Accumulation Value above $40,000 will increase the Death Benefit by $250.
Similarly, so long as the Accumulation Value exceeds $40,000, every $100 taken out of the Accumulation Value will reduce the Death Benefit by $250. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Policy.
Under the Cash Value Accumulation Test (CVAT), the Level Option Death Benefit equals the greatest of:
1.	the Face Amount on the date of the insured’s death; or
2.	the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.
Under the Level Option, your Death Benefit remains level unless the Accumulation Value is greater than the net single premium as specified under Code Section 7702, multiplied by the Face Amount. The net single premium is based on the insured's gender, Age, tobacco status, and Risk Class.
Under the CVAT, a “limitation percentage” may be defined as the value “1” divided by the net single premium. While the limitation percentages are defined differently for the GPT and the CVAT, they work identically with respect to the relationship between the Accumulation Value and the Death Benefit. Specifically, the Death Benefit is never less than the Accumulation Value multiplied by the applicable limitation percentage, regardless of whether the Policy satisfies the GPT or CVAT.
If the Code requires us to determine the Death Benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the Accumulation Value will increase our risk, and we will increase the cost of insurance charge we assess from the Accumulation Value.
Level Option Cash Value Accumulation Test Example.     Assume that the Policy has a Face Amount of $100,000, and the limitation percentage is 225 percent. Under the Level Option, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit for the Policy must be equal to or be greater than 225 percent of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $44,444, the Death Benefit of the Policy will exceed the $100,000 Face Amount. The figure $44,444 is derived because 225 percent of $44,444 equals $100,000. Every additional $100 added to the Accumulation Value above $44,444 will increase the Death Benefit of the Policy by $225.
Similarly, so long as the Accumulation Value exceeds $44,444, every $100 taken out of the Accumulation Value will reduce the Death Benefit of the Policy by $225. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount, the Death Benefit of the Policy will equal the Face Amount of the Policy.
Under the Guideline Premium Test, the Increasing Option Death Benefit equals the greatest of:
1.	the Face Amount plus the Accumulation Value on the insured’s date of death; or
2.	the limitation percentage (the GPT DBPF) multiplied by the Accumulation Value on the insured’s date of death.
Under the Increasing Option, the Death Benefit always varies as the Accumulation Value varies.
Increasing Option Guideline Premium Test Example.     Assume that the insured’s Age is under 40. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus the Accumulation Value. Thus, a Policy with an Accumulation Value of $60,000 will generally have a Death Benefit of $160,000 ($100,000 + $60,000). The Death Benefit, however, must be at least 250 percent of the Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $66,666, the Death Benefit will be greater than the Face Amount plus the Accumulation Value. The figure of $66,666 is derived because 250 percent of $66,666 equals $100,000 + $66,666. Every additional $100 of Accumulation Value above $66,666 will increase the Death Benefit by $250.
Similarly, any time the Accumulation Value exceeds $66,666, every $100 taken out of Accumulation Value will reduce the Death Benefit by $250. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit will be the Face Amount plus the Accumulation Value of the Policy.
Under the Cash Value Accumulation Test, the Increasing Option Death Benefit equals the greatest of:
1.	the Face Amount plus the Accumulation Value on the insured’s date of death; or
2.	the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.
Under the Increasing Option, the Death Benefit always varies as the Accumulation Value varies.
Increasing Option Cash Value Accumulation Test Example.     Assume that the Policy has a Face Amount of $100,000, and the limitation percentage is 225 percent. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus the Accumulation Value. Thus, a Policy with an Accumulation Value of $65,000 will generally have a Death Benefit of $165,000 ($100,000 + $65,000). The Death Benefit for the Policy must be at least 225 percent of the Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $80,000, the Death Benefit for the Policy will be greater than the Face Amount plus the Accumulation Value. The figure of $80,000 is derived because 225 percent of $80,000 equals $100,000 + $80,000. Every additional $100 of Accumulation Value above $80,000 will increase the Death Benefit of the Policy by $225.
Similarly, any time Accumulation Value exceeds $80,000, every $100 taken out of Accumulation Value will reduce the Death Benefit of the Policy by $225. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit for the Policy will be the Face Amount plus the Accumulation Value of the Policy.
Under Guideline Premium Test Option — Sum of Premiums Death Benefit equals the greatest of:
1.	the Face Amount plus the sum of all premiums paid less all partial surrenders; or
2.	the limitation percentage (the GPT DBPF) multiplied by the Accumulation Value on the insured’s date of death.
Under the Sum of Premiums Option, the Death Benefit always varies with the payment of premiums and partial surrenders taken.
Sum of Premiums Guideline Premium Test Example.     Assume that the insured’s Age is under 40, premiums paid equal $60,000, partial surrenders equal $10,000, and the Accumulation Value equals $55,000. Under this scenario a Policy with the Sum of Premiums Option and a Face Amount of $100,000 will generally pay a Death Benefit of $150,000 ($100,000 + $60,000 - $10,000). The Death Benefit, however, must be at least 250 percent of Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $60,000, the Death Benefit will be greater than the Face Amount plus premiums paid less partial surrenders. The figure of $60,000 is derived because 250 percent of $60,000 equals $100,000 + $60,000 - $10,000. Every additional $100 of Accumulation Value above $60,000 will increase the Death Benefit by $250.

Similarly, any time Accumulation Value exceeds $60,000, every $100 taken out of Accumulation Value will reduce the Death Benefit by $250. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount plus premiums paid less partial surrenders, then the Death Benefit will be the Face Amount plus premiums paid less partial surrenders.
Under the Cash Value Accumulation Test — Sum of Premiums Death Benefit equals the greatest of:
1.	the Face Amount plus the sum of all premiums paid less all partial surrenders; or
2.	the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.
Under the Sum of Premiums Option, the Death Benefit always varies with the payment of premiums and partial surrenders taken.
Sum of Premiums Cash Value Accumulation Test Example.     Assume that premiums paid equal $80,000, partial surrenders equal $5,000, and the Accumulation Value equals $70,000. Also assume that the Policy has a Face Amount of $100,000, and the limitation percentage is 225 percent. Under this scenario a Policy with the Sum of Premiums Option and a Face Amount of $100,000 will generally pay a Death Benefit of $175,000 ($100,000 + $80,000 - $5,000). The Death Benefit for the Policy must be at least 225 percent of the Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $77,777, the Death Benefit for the Policy will be greater than the Face Amount plus premiums less partial surrenders. The figure of $77,777 is derived because 225 percent of $77,777 equals $100,000 + $80,000 - $5,000. Every additional $100 of Accumulation Value above $77,777 will increase the Death Benefit of the Policy by $225.
Similarly, any time Accumulation Value exceeds $77,777, every $100 taken out of Accumulation Value will reduce the Death Benefit of the Policy by $225. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount plus premiums less partial surrenders, then the Death Benefit for the Policy, not including any Agreements, will be the Face Amount plus premiums paid less partial surrenders.
Effect of Partial Surrenders on the Death Benefit
If you choose the Level Option, a partial surrender will reduce the Face Amount by an amount equal to the amount of the partial surrender. If you choose the Increasing or the Sum of Premiums Options, your Face Amount will not be affected by a partial surrender. Regardless of the Death Benefit option you choose, a partial surrender will reduce the Death Benefit by at least the amount of the partial surrender.
Effect of Chronic Illness Benefit Payment on the Death Benefit
When a chronic illness benefit payment is made under the Accelerated Death Benefit Agreement for Chronic Illness, the Death Benefit is reduced by the amount of the chronic illness benefit payment.
Choosing Death Benefit Options
You must choose one Death Benefit option on your Application. This is an important decision. The Death Benefit option you choose will have an impact on the dollar value of the Death Benefit, on your Accumulation Value, and on the amount of cost of insurance charges you pay. If you do not select a Death Benefit option on your Application, the Level Option will become the Death Benefit option for your Policy, by default.
You may find the Level Option more suitable for you if your goal is to increase your Accumulation Value through positive investment experience. Positive investment experience under the Level Option would result in a higher proportion of Accumulation Value to the Death Benefit, which may lower the total amount of fees and expenses we would charge. You may find the Increasing Option more suitable for you if your goal is to increase your total Death Benefit. Positive increases in the Accumulation Value would be reflected in your Death Benefit, which would result in a Death Benefit that equals your Initial Face Amount plus the Accumulation Value. You may find the Sum of Premiums Option more suitable for you if your goal is to receive a Death Benefit which includes premiums paid. Your Death Benefit would be equal to your Initial Face Amount plus the amount of premiums paid, less any premiums withdrawn in a partial surrender.
Changing the Death Benefit Option
After the first Policy Year, you may change your Death Benefit option once each Policy Year. We will notify you of the new Face Amount.
•	You must send your Written Request in Good Order to our Home Office.
•	The effective date of the change will be the monthly Policy Anniversary on or following the date we approve your request for a change in Good Order.
•	Changing your Death Benefit option may cause you to receive taxable income, may cause your Policy to become a MEC or may have other unintended adverse federal tax consequences. See “Federal Tax Status.” You should consult a tax adviser before changing your Policy’s Death Benefit option.
Increasing/Decreasing the Face Amount
You may increase or decrease the Face Amount of the Policy. An increase or decrease in the Face Amount will affect your cost of insurance charge, your guideline premium or cash value accumulation tax calculation, and may have adverse federal tax consequences. You should consult a tax adviser before increasing or decreasing your Policy’s Face Amount.
An increase in Face Amount will be treated as an additional layer of coverage with its own monthly Policy Issue Charge, surrender charge and surrender charge period.
Conditions for and impact of decreasing the Face Amount:
•	you must send your Written Request in Good Order to our Home Office;
•	decreases are only allowed if the most recent coverage layer has been in force for at least one year;
•	we require your requested decrease in Face Amount to be at least $5,000;
•	you may not decrease your Face Amount if it would disqualify your Policy as life insurance under the Code;
•	if the decrease in Face Amount would cause your Policy to be classified a MEC under the Code, we will not allow the decrease in Face Amount, unless you specifically instruct us in writing that you intend for the Policy to be classified as a MEC; and
•	a decrease in Face Amount will take effect on the first monthly Policy Anniversary on or after we receive and approve your Written Request.
Conditions for and impact of increasing the Face Amount:
•	your request must be applied for on a supplemental Application and must include evidence of insurability satisfactory to us;
•	a requested increase in Face Amount requires our approval and will take effect on the first monthly Policy Anniversary on or after the day we approve your request;

•	increases are only allowed after the first Policy Year;
•	we require your requested increase in Face Amount to be at least $5,000;
•	each increase in Face Amount will have its own surrender charge that applies for 15 years after the date of the increase; and
•	increases made under the Guaranteed Insurability Option, the Guaranteed Insurability Option for Business, the Business Continuation Agreement, or the Inflation Agreement will be processed according to the provisions of those Agreements and will not require evidence of insurability.
Impact of Increasing or Decreasing the Face Amount on Optional Agreements
If you have added the LTC Agreement to your Policy, decreasing the Face Amount of the Policy may lower the amount of long-term care benefit (LTC amount) available under the LTC Agreement. If the Policy’s Face Amount after the decrease is less than the LTC amount before the decrease in Face Amount, the LTC amount will be equal to the new decreased Face Amount.
If you have added the Accelerated Death Benefit for Chronic Illness Agreement to your Policy, decreasing the Face Amount of the Policy may lower the amount of chronic illness benefit (Chronic Illness Death Benefit Amount) available under the Agreement. If the Policy’s Face Amount after the decrease is less than the Chronic Illness Death Benefit Amount before the decrease in Face Amount, the Chronic Illness Death Benefit Amount will be equal to the new decreased Face Amount.
Other Benefits Available Under the Contract
In addition to the standard death benefits associated with your Policy, other optional agreements may also be available to you. The following tables summarize information about those agreements. Information about the fees associated with each agreement included in the tables may be found in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Death Benefit for Chronic Illness Agreement	Allows the Policy Owner to accelerate the Death Benefit in the event the insured meets the requirements for being chronically ill	Optional	No longer available to purchase
Accelerated Death Benefit for Terminal Illness Agreement	Allows the Policy Owner to accelerate the Death Benefit in the event the insured is terminally ill	Optional	No longer available to purchase
Business Continuation Agreement	Guarantees the Policy Owner the right to increase the Face Amount of the Policy upon the death of a designated person	Optional	No longer available to purchase

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Death Benefit Guarantee Agreement	Provides that under certain situations the Policy will remain in force even if the Accumulation Value is not sufficient to cover monthly charges when due	Optional	No longer available to purchase
Early Values Agreement	Waives the Surrender Charge that would ordinarily apply to the Policy	Optional	No longer available to purchase
Family Term — Children	Provides fixed level term insurance for insured’s children	Optional	No longer available to purchase
Guaranteed Insurability Option Agreement	Guarantees the Policy Owner the right to purchase additional amounts of insurance on the insured’s life without providing evidence of insurability	Optional	No longer available to purchase
Guaranteed Insurability Option for Business Agreement	Guarantees a business Policy Owner the right to purchase additional amounts of insurance on the insured’s life on specified dates without providing evidence of insurability	Optional	No longer available to purchase
Inflation Agreement	Allows for Cost of Living increases in the Face Amount of the Policy without providing evidence of the insured’s insurability	Optional	No longer available to purchase
Interest Accumulation Agreement	Provides an additional Death Benefit for Policy Owners that have elected the Sum of Premiums Death Benefit option	Optional	No longer available to purchase
Long Term Care Agreement	Allows the Policy Owner to accelerate the Death Benefit in the event the insured meets the requirements for being chronically ill	Optional	No longer available to purchase

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Overloan Protection Agreement	Provides protection against Policy Termination in the event Policy Charges exceed the Policy Accumulation Value	Optional	• Policy Owner must elect the Guideline Premium Test
• Cannot have exercised the Accelerated Death Benefit for Terminal Illness, or have waived charges or Premiums under the Waiver of Premium or Waiver of Charges Agreements
Premium Deposit Account Agreement	Provides the Policy Owner with an option to deposit funds into an account to ensure that planned Premium payments are made on the Policy Anniversary	Optional	May only have one Premium Deposit Account per Policy
Term Insurance Agreement	Provides additional term insurance on the life of the insured	Optional	No longer available to purchase
Waiver of Charges Agreement	Provides for waiver of monthly charges in the event of the insured’s total and permanent disability	Optional	No longer available to purchase
Waiver of Premium Agreement	Provides monthly premium payments in the event of the insured’s total and permanent disability	Optional	No longer available to purchase
Other Policy Features
Dollar Cost Averaging	Allows for allocation of money from the General Account to Sub-Accounts evenly over a period of time	Optional	Dollar cost averaging transfers will only take place on the third Friday of every month
Rebalancing	Automatically reallocates money among each of the chosen Sub-Accounts on set dates throughout the year	Optional	Rebalancing is subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares
Systematic Transfers	Automatically transfers money from one Sub-Account to one or more other Sub-Accounts on specified dates	Optional	Systematic transfers are subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares

Supplemental Agreements
Except as otherwise indicated, the following Agreements offering supplemental benefits are available under the Policy. Some of the Agreements are subject to our underwriting approval. Your agent can help you determine whether certain of the Agreements are suitable for you. These Agreements may not be available in all states. Please contact us for further details.
Waiver of Premium Agreement.     The Waiver of Premium Agreement provides that in the event of the insured’s total and permanent disability (as defined in the Agreement), we will credit the specified premium payment identified in the Policy to the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is subject to underwriting approval. This Agreement is not available if the Waiver of Charges Agreement is elected. We assess a separate monthly charge for this Agreement.
Waiver of Charges Agreement.     The Waiver of Charges Agreement is no longer available for purchase. The Agreement provides that in the event of the insured’s total and permanent disability (as defined in the Agreement), we will waive the monthly charges under the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is subject to underwriting approval. This Agreement is not available if the Waiver of Premium Agreement is elected. We assess a separate monthly charge for this Agreement.
For example, in the event of the insured's total and permanent disability, if monthly charges of $1,000 were due under the Policy, we would waive these $1,000 monthly charges, subject to the terms of this Agreement, for so long as the insured remained disabled.
Family Term Agreement — Children.     The Family Term Agreement — Children is no longer available for sale. The Family Term Agreement — Children provides fixed level term insurance on each of the insured’s children (as defined in the Agreement) up to the first anniversary of the Agreement on or following the child’s 25th birthday, subject to the conditions set forth in the Agreement. This Agreement is subject to underwriting approval. We assess a separate monthly charge for this Agreement.
For example, if you purchased this supplemental agreement for a fixed level coverage amount of $10,000 and one of your children named on your Policy or this Agreement were to die while your Policy and this Agreement were still in force, we would pay a $10,000 death benefit to the beneficiary, subject to the age limitations in this Agreement.
Accelerated Death Benefit for Terminal Illness Agreement.     The Accelerated Death Benefit for Terminal Illness Agreement allows you to receive a significant portion of your Policy’s Death Benefit, if the insured develops a terminal condition due to sickness or injury (as defined in the Agreement). This Agreement is available without underwriting approval. There is no separate charge for the Agreement.
For example, if you have a Policy with a $1 million Face Amount and the insured is diagnosed with a terminal illness, you can request to accelerate a portion of your Death Benefit. In this example, if you choose to accelerate $250,000 of the Death Benefit, the Policy’s Face Amount will be decreased by the accelerated amount. After receiving the $250,000 accelerated payment, your remaining Death Benefit would be $750,000, and you would continue to pay premiums and charges based on the new $750,000 Face Value instead of the original $1 million Face Value.
Death Benefit Guarantee Agreement.     The DBGA provides that the Policy will remain in force even if the Accumulation Value is not sufficient to cover monthly charges when due, as long as the DBGA Value (as defined in the Agreement) less any outstanding Policy loans is greater than zero. For example, if a Policy’s has an Accumulation Value of $25,000 and an outstanding loan of $25,000, it will not have sufficient Accumulation Value from which we can subtract policy charges. If the DBGA Value exceeds $25,000, the Policy will not terminate at that time because the DBGA Value less the Policy loan is positive. This Agreement is available without underwriting approval but may not be added after issue. The Death Benefit Guarantee value is an amount we calculate using the actual premium payments made and assuming a 4.25 percent interest rate is applied to those payments. We also assume certain expense and cost of insurance charges are deducted from the DBGA Value we calculate. Those expense and cost of insurance charges are similar to those that are deducted to calculate the Policy’s actual Accumulation Value. The DBGA Value will vary based on the insured’s Issue Age, Underwriting Class and the amount and timing of premium payments. The DBGA Value is not a value you may take a loan against or access by taking a withdrawal. A partial surrender of Policy Accumulation Value will reduce the DBGA Value by the greater of i) the amount of the partial surrender; or ii) the DBGA Value (before the partial surrender) multiplied by a fraction, the numerator of which is the amount of the partial surrender and the denominator of which is the Accumulation Value (before the partial surrender). The DBGA Value is used solely to determine whether or not the Policy terminates when the Accumulation Value falls to zero. We will provide the Policy Owner with the amount of the DBGA Value upon request. We assess a separate monthly charge for this Agreement. If your Policy is issued with this Agreement, you must allocate your premiums to the Guaranteed Interest Account or any of the Delaware Ivy VIP Pathfinder Portfolios. Your allocation of premium may be made in any combination among those accounts. Subsequent transfers may only be made among the Guaranteed Interest Account Delaware Ivy VIP Pathfinder Portfolios and will be subject to our policies regarding transfers among the Sub-Accounts. See “Policy Limitations.”
You will be required to terminate this Agreement prior to allocating premium payments to or making a transfer to a Sub-Account other than the Delaware Ivy VIP Pathfinder Portfolios or the Guaranteed Interest Account. We will not return any charges previously taken for the Death Benefit Guarantee Agreement upon its Termination.
For Policies issued after August 19, 2013, where the DBG Agreement is added, we will not accept any premium at issue or for any subsequent Policy Year that exceeds the annual premium limit for the DBG Agreement. You can obtain the amount of your DBG Agreement annual premium limit by requesting a personalized Policy illustration. We also identify the DBGA annual premium limit in the policy data pages. We believe the DBG annual premium limit will approximate five times the target premium shown on your Policy illustration; however, it may vary depending upon the insured’s characteristics, including gender, Risk Class, Age and Death Benefit option chosen. The DBG Agreement annual premium limit also applies where we receive cash value from another policy in an exchange under Section 1035 or otherwise. We will waive the annual premium limit for the DBG Agreement only to the extent that premium in excess of the annual premium limit is necessary to prevent the Policy from terminating prior to the next Policy Anniversary.
Term Insurance Agreement.     The Term Insurance Agreement is subject to underwriting approval and provides additional level term insurance coverage on the life of the insured. We assess a separate monthly charge for this Agreement.
For example, if you were to elect this Agreement to provide an additional $250,000 in Death Benefits, this additional $250,000 would be payable to the beneficiary upon your death if this Agreement is still in force. Note that the Term Insurance Agreement has no cash or loan values and does not modify any cash or loan values of this Policy.
Overloan Protection Agreement.     The Overloan Protection Agreement provides that the Policy will not terminate because of a Policy loan even where the Accumulation Value of the Policy is insufficient to cover Policy charges. The Policy Owner must elect to use the guideline premium test and cannot have elected to use the Accelerated Benefit for Terminal Illness Agreement, or waived charges or premiums under either the Waiver of Premium Agreement or the Waiver of Charges Agreement. Once exercised, the Death Benefit payable under the Policy will be greatly reduced and be the minimum Death Benefit payable as permitted under the Code at the time the Overloan Protection Agreement was exercised. The Agreement may be exercised on non-MECs after the Policy has been in force for at least 15 years and the insured is over 75 years of Age. Once elected, this Agreement will remain in force until the Policy is surrendered or until the insured’s death and will reduce the Policy Death Benefit by the amount of the Loan Account. We assess a one-time charge when the Agreement is exercised.
For example, if your Policy’s Accumulation Value is $500,000 and you exercise this Agreement, a maximum charge of $50,000 (10% of your Accumulation Value) will be deducted from your Policy. Your remaining Accumulation Value allocated to the separate account or indexed accounts will be transferred to the Guaranteed Interest Account. Exercising this Agreement will guarantee that your Policy does not terminate because of a policy loan even if the cash value is insufficient to cover policy charges.
The tax treatment of the Overloan Protection Agreement is uncertain and it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating exercise of the Policy’s Overloan Protection Agreement should consult a tax advisor.
Interest Accumulation Agreement.     The Interest Accumulation Agreement (“IAA”) provides additional Death Benefit for Policy Owners that have elected the Sum of Premiums Death Benefit option and is intended to approximate the effect interest would have on the aggregate premiums applied to the Policy. Once exercised, this Agreement will provide an additional Death Benefit equal to the Interest Accumulation Agreement increase factor chosen by the Policy Owner multiplied by the difference between the total Death Benefit and the Face Amount of the Policy. The Policy Owner may choose an Interest Accumulation Agreement increase factor from a specified range between 0 percent and 12 percent. This Agreement is subject to underwriting approval. The additional Death Benefit provided under this Agreement will be subject to monthly cost of insurance charges.
The following example assumes a Policy Face Amount of $1,000,000, an annual premium payment of $10,000, an election of the Sum of Premiums Death Benefit option and an IAA increase factor of 6 percent. At the first Policy Anniversary, the Policy Death Benefit is $1,010,000 ($1,000,000 + $10,000) and the Death Benefit will be increased by an amount equal to the difference between the Death Benefit ($1,010,000) and the Face Amount of the Policy ($1,000,000), multiplied by the IAA increase percentage (6 percent), or $600 (($1,010,000 - $1,000,000) x ..06). Consequently, the Death Benefit after the IAA increase is applied will be $1,010,600 ($1,000,000 + $10,000 +$600).
Early Values Agreement.     The Early Values Agreement (“EVA”) waives the Surrender Charges that would ordinarily apply to your Policy. Electing this Agreement results in higher cash Surrender Values in the early years of Policy Ownership. If you elect this Agreement, the Accumulation Value will be slightly lower than if this Agreement is not elected because of the charge for the Agreement. The minimum monthly charge for this Agreement is 0.01 percent of the Accumulation Value less any Policy loan and the maximum monthly charge is 0.05 percent of Accumulation Value less any Policy loan. For purposes of determining the charge for this Agreement, Policy Loan Interest that has accrued, but which has not been paid or added to the Policy Loan Account, will be included as part of the Policy loan being subtracted from the Accumulation Value. This Agreement may not be terminated once it is elected. If the Policy is terminated and later reinstated, the EVA must be added at reinstatement. You should only purchase this Agreement if higher cash Surrender Values in the early years of this Policy are important to you and you are willing to accept lower Policy Accumulation Values.

For example, if you surrender your Policy in the third Policy Year while your Policy’s Accumulation Value is $100,000, we would ordinarily deduct a Surrender Charge, which could be significant, in calculating your Surrender Value. If you elect the EVA, such Surrender Charge will be waived, and your Surrender Value would be the whole $100,000 (less any Policy loan and unpaid Policy Loan Interest, if applicable) in this hypothetical situation.
Guaranteed Insurability Option.     The Guaranteed Insurability Option (“GIO”) is subject to underwriting approval and guarantees you the ability to purchase additional amounts of insurance coverage, which is also referred to as additional coverage layers, on the insured’s life on specified option dates without additional underwriting. The minimum amount of additional coverage layer available is $10,000 and the maximum amount of additional coverage layer available is the lesser of $100,000 or the Face Amount of the base Policy on which the GIO is added. At the time the GIO is purchased, the Owner specifies the maximum amount of insurance coverage or additional coverage layer that may be added to the Policy on each specified option date. The GIO is only available for insureds between the Ages of zero and forty. The charge shown for the GIO is a monthly charge and will apply from the time the GIO is added to the Policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the Policy Anniversary nearest the insured’s fortieth birthday). The charge for the GIO will not be affected by the purchase of an additional coverage layer on a specified option date.
The GIO guarantees that the Owner will be able to purchase an additional coverage layer on the specified option dates, which occur on the Policy Anniversary nearest to the insured’s birthday at Ages 22, 25, 28, 31, 34, 37 and 40. You will also be able to purchase an additional coverage layer in the event the insured marries or enters into a legal partnership, experiences the birth of a child or the legal adoption of a child, each known as an alternative option date. If the Owner exercises the GIO on an alternative option date, the next available specified option date will no longer be available. For example, if the insured marries at Age 26, the Owner may purchase an additional coverage layer effective as of the date of the marriage. Since there is no specified option date at Age 26, the next specified option date available at Age 28 will no longer be available. All of the remaining specified option dates (at Ages 31, 34, 37 and 40) will continue to be available. On each available specified or alternative option date, the Owner will be able to purchase an additional coverage layer up to the maximum amount elected under the GIO.
For example, if an insured purchases the GIO at age 18 and selects additional coverage layers of $20,000, he or she would be able to purchase an additional $20,000 in insurance coverage upon the Policy Anniversary nearest to the insured’s birthday at Ages 22, 25, 28, 31, 34, 37 and 40 for a total of $140,000 in additional insurance coverage (assuming the insured exercises the option to purchase additional coverage on each available GIO option date).
The cost of insurance charge for any additional coverage layer will be calculated using the insured’s Age and the most recent underwritten Risk Class for the Policy at the time the GIO is exercised. The additional cost of insurance charges for any additional coverage layer will be deducted monthly from the Policy’s Accumulation Value. There is no requirement to pay additional premium when adding an additional coverage layer under the GIO. However, adding additional coverage layers will increase the cost of insurance charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the GIO. The policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.

The GIO and the monthly charge deducted for the GIO will terminate when the GIO terminates at the Policy Anniversary nearest the insured’s fortieth birthday, which will correspond with the last specified option date under the GIO. The GIO and the monthly charge deducted for the GIO may terminate earlier than the Policy Anniversary nearest the insured’s fortieth birthday if an alternative option date occurs after the insured’s thirty-seventh birthday and before the Policy Anniversary nearest the insured’s fortieth birthday and you elect to add an additional coverage layer on that alternative option date. The additional coverage layers purchased prior to Termination of the GIO will continue after the Termination of the GIO, unless such additional coverage layer is subsequently reduced or eliminated at the request of the Owner, subject to any surrender charges. You should purchase the GIO if you believe that future changes in the insured’s life (e.g., marriage, children) will result in your need for additional Death Benefit and you are concerned about the insured’s ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the GIO and do not exercise the right to purchase additional insurance coverage or Face Amounts on the exercise date, you will still pay a charge for the GIO.
Long-Term Care (“LTC”) Agreement.     The LTC Agreement allows you to accelerate Death Benefits by receiving monthly benefit payments upon the insured meeting certain eligibility requirements. We will pay you a monthly benefit to assist with the expenses associated with the insured’s nursing home care or home health care. To be eligible for benefits under this Agreement, the insured must be certified by a licensed health care practitioner to be: (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair). In addition, you must submit to us a plan for qualified long-term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long term care services. Finally, the insured must also meet a 90-day waiting period, referred to as an elimination period, in which the insured is receiving long term care services. The elimination period can be satisfied by any combination of days of long-term care facility stay or days of home health care, as those terms are defined in the Policy. These days of care or services need not be continuous, but must be accumulated within a continuous period of 730 days. The elimination period has to be satisfied only once while this Agreement is in effect.
The benefit payments made under this Agreement may not cover all of the Insured’s long-term care costs. The long-term care benefits paid under this Agreement are intended to be “qualified long-term care insurance” under federal tax law, and may not be taxable to the Policy Owner. See “Tax Treatment of Policy Benefits.” You should consult your tax advisor about the tax impact of purchasing this Agreement.
This Agreement will be subject to the incontestability provisions of the Policy, which are described in your Policy and in the Statement of Additional Information. See “Statement of Additional Information.”
You will select the maximum amount of long-term care benefit (LTC amount) that you want when you purchase this Agreement. The LTC amount cannot be less than one hundred thousand dollars and cannot exceed the lesser of (i) the Policy Face Amount or (ii) five million dollars. You may also select either a two (2%) or four (4%) percent monthly benefit percentage that will be used to calculate your monthly benefit payment.
If you decrease the Face Amount of the Policy, we may lower the LTC amount available under the Agreement. If the Policy’s Face Amount after the decrease is less than the LTC amount before the face decrease, the LTC amount will be equal to the new decreased Face Amount. If you request a partial surrender of your Accumulation Value, the LTC amount is set equal to the LTC amount that was in effect immediately prior to the partial surrender, multiplied by the ratio of the Death Benefit of the policy (without regard to any policy loan) after the partial surrender to the Death Benefit of the policy (without regard to any policy loan) immediately prior to the partial surrender. For example, if the Policy Death Benefit is $1,000,000 and the LTC amount is $500,000, a partial surrender of $100,000 would reduce the LTC amount to $450,000, which is calculated as follows: LTC amount before ($500,000) multiplied by the ratio of the Death Benefit after ($900,000) to the Death Benefit before ($1,000,000) or $500,000 x $900,000/$1,000,000 = $500,000 x .90 = $450,000.
The monthly charge for the LTC Agreement will be affected by changes in the long-term care Net Amount at Risk. A decrease in the Policy Face Amount will change the long-term care Net Amount at Risk even if the LTC amount does not change because the proportion of the Accumulation Value used to reduce the LTC amount to calculate long term care Net Amount at Risk will change. For example, if the Policy Face Amount is $1,000,000, the LTC amount is $500,000 and the Accumulation Value on the date of the Policy Face Amount reduction is $100,000, the long term care Net Amount at Risk is $450,000, calculated as follows: LTC amount ($500,000) minus $50,000, which is the product of the Accumulation Value ($100,000) and the ratio of the LTC amount to the Policy face value ($500,000/$1,000,000) or, $100,000 x .50 = $50,000. If the Policy face value is reduced to $750,000, the new long term care Net Amount at Risk will be $433,333, calculated as follows: LTC amount ($500,000) minus $66,667, which is the product of the Accumulation Value ($100,000) and the ratio of the LTC amount to the Policy face value ($500,000/$750,000), or $100,000 x .66667 = $66,667. The long-term care Net Amount at Risk will not be impacted upon a partial surrender of the Accumulation Value.
When you submit a request for benefits under this Agreement, we will determine the amount of your benefit as a monthly amount. In order to begin receiving monthly benefits after the insured is determined to be eligible, you will need to submit evidence that the insured is continuing to incur monthly long term care costs. We may require you to complete any benefit forms on a monthly basis. Payments will generally be paid within fifteen days of when we receive proof that monthly long-term care services have been provided.
The maximum monthly benefit will be the lesser of:
1.	The monthly benefit percentage you chose times the LTC amount in effect; or
2.	The per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month.
You may request to receive a monthly benefit less than the maximum we determine. Choosing a lesser amount could extend the length of the benefit period. If you request less than the maximum benefit, you may request that benefit amount be changed, however, we will never pay more than the maximum monthly benefit allowed under the Internal Revenue Code. We will continue to make benefit payments to you until: 100% of the LTC amount has been paid, the Insured is no longer eligible for the benefit, the Policy is surrendered, the Policy terminates when the Policy loan plus the unpaid Policy Loan Interest exceed the Accumulation Value, we receive a request to cancel this Agreement or the Insured dies.
In order to continue receiving benefits, you must submit to us, on a monthly basis, evidence that the insured is receiving long term care services. This evidence generally includes invoices for long term care services the insured receives. We may also require, no more than annually, a recertification by a licensed health care practitioner, that the insured is either (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair).
If you do not send us evidence that the insured is receiving long term care services on a monthly basis, we will not send you the monthly benefit. If you do not submit evidence that the insured is receiving long term care services for period of three consecutive months, you must request to reinstate monthly benefits by submitting additional information to us that the insured continues to be eligible for benefits under this Agreement. We will require (i) recertification by a licensed health care practitioner that the insured is either (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair); (ii) resubmission of a plan for qualified long-term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long term care services; and (iii) evidence that the insured is continuing to incur monthly long term care costs.
Your request for a monthly benefit under this Agreement will include an instruction from you to transfer all Accumulation Value you have allocated to the Sub-Accounts to the Guaranteed Interest Account. You will not be allowed to transfer amounts into the Account when benefits payments are being made under this Agreement.
Although the allocation of your Accumulation Value in the Sub-Accounts to the Guaranteed Interest Account may have the effect of mitigating declines in your Policy Accumulation Value in the event of a significant decline in equity market valuations, doing so will also generally result in your Policy Accumulation Value increasing to a lesser degree than the equity markets when the value of equity investments rise. This may deprive you of the benefits of increases in equity market values under your Policy.
We will waive the LTC Agreement charges while benefits are being paid under the Agreement. However, other Policy charges will continue to be assessed against the Accumulation Value. If your Accumulation Value goes to zero while long term care benefits are being paid under this Agreement, we will waive any additional Policy charges. While receiving LTC Agreement benefits, you may not increase the Policy Death Benefit; request a Policy loan, or partial surrenders from the Policy. You may request to decrease the Death Benefit or request a partial surrender to make a Policy loan payment. A request for benefits under the Accelerated Death Benefit for Terminal Illness Agreement may also reduce the amount of benefits you may receive under the LTC Agreement.
When we make a monthly benefit payment under this Agreement, we will reduce the amount of the Death Benefit by the monthly payment. We will waive the Policy Transaction Charge for the Death Benefit change made as a result of a benefit payment under this Agreement. We will also reduce the Accumulation Value in proportion to the reduction in the Death Benefit. The Accumulation Value following an LTC benefit payment will equal the Accumulation Value immediately prior to the LTC benefit payment multiplied by a factor. This factor will equal the policy Death Benefit (without regards to loan) following the payment of an LTC benefit divided by the policy Death Benefit (without regards to loan) immediately prior to the LTC benefit payment. If the Policy has the DBGA on it, we will also make a proportionate reduction in the DBG value for payment of a monthly benefit. The DBG value following an LTC benefit payment will equal the DBG value immediately prior to the LTC benefit payment multiplied by a factor. This factor will equal the policy Death Benefit (without regards to loan) following the payment of an LTC benefit divided by the policy Death Benefit (without regards to loan) immediately prior to the LTC benefit payment. If the Policy has an outstanding loan, a proportionate amount of the loan will be repaid with the monthly benefit, which will reduce the amount you receive.
This Agreement will terminate when (i) we have paid the maximum LTC amount; (ii) the insured is no longer eligible for long term care benefits; (iii) the Policy terminates due to the loan balance exceeding the Accumulation Value; (iv) the Policy terminates due to the death of the Insured; (v) the Policy terminates upon a complete surrender of the Policy; (vi) you terminate the Agreement by Written

Request to our Home Office; or (vii) your Policy otherwise terminates because a partial surrender or other reduction in Accumulation Value leaves the Policy with insufficient amounts to cover Policy charges on the next monthly Policy Anniversary. See “Termination” and “Partial Surrender”.
Inflation Agreement.     The Inflation Agreement provides you the ability to increase your Face Amount of insurance without underwriting every three years based upon increases in the cost of living (the “Cost of Living”) as measured by changes in the U.S. Department of Labor Consumer Price Index (“CPI”). On the third anniversary of the issue date of this Agreement, we will calculate a Cost of Living increase and automatically increase the face value of your Policy. We will calculate a Cost of Living Increase on every third Agreement anniversary until the insured reaches the Age of sixty. You may refuse to accept a Cost of Living increase; however, if you do so and the insured is over the Age of twenty-one, no further Cost of Living increases may be made. If the insured is under the Age of twenty-one at the time you refuse a Cost of Living increase, no additional Cost of Living increase offers will be made until after the insured turns Age twenty-one.
The amount of the Cost of Living increase will be the lesser of (1) the Policy Face Amount multiplied by two times the increase in the CPI during the previous three years or (2) $100,000. The increase in the CPI is calculated by dividing the CPI on the date five months before the date of the Cost of Living increase by the CPI on the date forty-one months before the Cost of Living increase and subtracting one from that number.
For example, if you have a Policy Face Amount of $1 million, and the CPI during the previous three-year period was calculated as 2.5%, you would have the option to increase the Face Amount by $50,000 (2.5% multiplied by 2, multiplied by the initial Face Amount of $1 million). In this hypothetical example, if the CPI was calculated at 5% or above, any increase to the Face Amount would be limited to $100,000 because the Policy Face Amount multiplied by two times the CPI during the previous three-year period would exceed the maximum $100,000 inflation increase.
The Inflation Agreement is only available for insureds under the Age of sixty, subject to underwriting approval. The charge shown for the Inflation Agreement is a monthly charge and will apply from the time the Inflation Agreement is added to the Policy until the date the Inflation Agreement terminates. The charge for the Inflation Agreement will not be affected by the purchase of additional insurance.
The cost of insurance charge for any additional insurance will be calculated using the insured’s Age and the most recent underwritten Risk Class for the Policy at the time the cost of living increase is accepted. The cost of insurance charges for any additional insurance will be deducted monthly from the Policy’s Accumulation Value. There is no requirement to pay additional premium when adding additional insurance under the Inflation Agreement. However, accepting the additional insurance increases the cost of insurance charge under the Policy and it may be necessary to pay additional premium to cover the increased cost of insurance charge. The cost of insurance charge for the additional insurance is separate from and in addition to the charge you pay for purchasing the Inflation Agreement.
The Inflation Agreement and the monthly charge deducted for the Inflation Agreement will terminate when the Inflation Agreement terminates. Additional insurance purchased under this Agreement will remain in force until: the Policy Face Amount is reduced or eliminated at the request of the Owner, the Policy terminates or the insured dies.
The Inflation Agreement will terminate on the earliest of: 1) the Policy Anniversary nearest to the insured’s 59th birthday, 2) the date this Policy is terminated or surrendered, 3) the date we receive your Written Request in Good Order to terminate the Agreement, 4) the date you refuse a Cost of Living increase when the insured is over the Age of twenty-one and 5) the insured’s date of death.

You should purchase the Inflation Agreement if you believe that the Policy Face Amount needs to keep pace with increases in cost of living as measured by the CPI and you are concerned about the insured’s ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the Inflation Agreement and do not accept the additional insurance coverage or Face Amounts when offered, you will still pay a charge for the Inflation Agreement.
Increasing your Face Amount of insurance may have adverse tax consequences. If you elect the Inflation Agreement, you should consult a tax advisor before increasing your Face Amount of insurance.
Business Continuation Agreement.     The Business Continuation Agreement (“BCA”) is no longer available for sale. The BCA guarantees you the right to increase the Face Amount of this Policy, referred to as a new coverage layer, without evidence of insurability, at the death of a designated life.
You should purchase the BCA if you believe that the future death of a designated life will result in your need for additional Death Benefit and you are concerned about the insured’s ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the BCA and do not exercise the right to purchase additional coverage layers during an Option Period, you will still pay a charge for the BCA.
The applicant will name the person or persons who will serve as the designated life in the Application for this Agreement. There may be as many as five designated lives and the person or persons named as designated lives must also be underwritten and approved for a separate life insurance policy at the time of your Application. A designated life may not be changed after the Policy is issued.
The minimum amount of additional coverage layer available for each designated life is $5,000 and the maximum amount of additional coverage layer available is the lesser of $10,000,000 or two times the Face Amount of the base Policy on which the BCA is added. At the time the BCA is purchased, the Policy Owner will specify the amount of additional coverage layer that will be available upon the death of the designated life. In addition, at the time the BCA is issued, both the insured and each designated life will be required to provide us evidence of insurability satisfactory to us.
The amount of the coverage layer for each designated life will begin to be phased out at the Policy Anniversary nearest to the insured’s Age 76. The phase out amount is equal to the maximum amount of additional coverage layer chosen for the designated life, multiplied by the percentage corresponding to the anniversary nearest the insured’s Age for each Policy Anniversary as shown in the following table:
Anniversary Nearest Insured’s Age	Percentage
Prior to Age 76	100%
Age 76	80%
Age 77	60%
Age 78	40%
Age 79	20%
Age 80	0%
At the death of a designated life, you may exercise the right to add an additional coverage layer to this policy during the ninety day period (“Option Period”) immediately following the date of the designated life’s death. You must notify us in writing that you are exercising your right to add a new coverage layer. We must also receive the following information, in Good Order, at our Home Office during the Option Period:
(1)	proof satisfactory to us of the designated life’s death; and
(2)	a completed Application for the new coverage layer.

If the insured dies within the Option Period following the death of a designated life, but not simultaneously with the designated life, we will pay the maximum increase amount to the Beneficiary of this policy. If the insured and the designated life die at the same time, or under circumstances in which the order of death cannot be determined, we will pay one-half of the maximum increase amounts to the Beneficiary of this policy.
If premiums or charges are being waived because the insured is totally disabled, the increase available will be limited to one-half of the maximum increase amount.
For example, you and your spouse run a family owned business and in the event of one of your deaths, additional insurance protection would help the business continue in operation. If one of you purchases a Policy with a $1 million Face Amount and the BCA, you would have the option to purchase additional coverage between $5,000 and $2 million upon the other’s death, subject to the terms of the Agreement.
The monthly charge shown for the BCA will apply from the time the BCA is added to the Policy until the date the Agreement terminates. The monthly charge for any designated life under the BCA will terminate as of the date of death of the designated life.
The BCA will terminate at the earliest of the following events:
(1)	the date the policy is surrendered or terminated; or
(2)	the date we receive a Written Request to cancel the Agreement; or
(3)	the date of the death of the insured; or
(4)	the end of the Option Period following the death of the last designated life; or
(5)	the Policy Anniversary nearest the insured’s 80th birthday.
The cost of the insurance charge for any additional coverage layer will be calculated using the insured’s Age and underwritten Risk Class for the Policy at the time the BCA was issued. If a coverage layer has been added after issuance of the Agreement at a more favorable Risk Class than the Policy coverage, the cost of the insurance charge for the new coverage layer will be calculated using the more favorable underwritten Risk Class. The additional cost of insurance and policy issue charges for any additional coverage layer will be deducted monthly from the Policy’s Accumulation Value. There is no requirement to pay additional premium when adding an additional coverage layer under the BCA. However, adding additional coverage layers will increase the cost of insurance charges and policy issue charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge and policy issue charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the BCA. The Policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The monthly charge for any designated life under the BCA will terminate as of the next monthly anniversary after the death of the designated life.
Any additional coverage layers purchased during an Option Period will continue after the Termination of the BCA, unless such additional coverage layer is subsequently reduced or eliminated at the request of the Policy Owner.
Guaranteed Insurability Option for Business.     The Guaranteed Insurability Option for Business Agreement (“GIOB”) is no longer available for sale. The GIOB guarantees you the ability to purchase additional amounts of insurance coverage, which is also referred to as additional coverage layers, on the insured’s life on as many as five specified Option Dates without additional underwriting.

You should purchase the GIOB if you believe that future changes in the insured’s life (e.g. death of a business partner, increase in business value) will result in your need for additional Death Benefit and you are concerned about the insured’s ability to qualify for additional coverage because of the health or lifestyle concerns. If you purchase the GIOB and do not exercise the right to purchase additional insurance coverage or Face Amounts on the exercise date, you will still pay a charge for the GIOB.
The minimum amount of additional coverage layer available is $10,000 and the maximum amount of additional coverage layer available is the lesser of $200,000 or 20% of the Face Amount of the base Policy on which the GIOB is added. At the time the GIOB is purchased, the Policy Owner will specify the maximum amount of insurance coverage or additional coverage layer that may be added to the Policy on each specified Option Date, which must be between $100,000 and $200,000. If premiums or charges are being waived because the insured is totally disabled, the additional coverage layer increase available will be limited to one-half of the maximum you chose when you applied for the Policy. The GIOB is only available for insureds between the Ages of eighteen and fifty-two. The Policy Owner may purchase the GIOB at issue subject to underwriting of the insured. After August 22, 2015, the Policy Owner may also add the GIOB after the Policy is issued, subject to underwriting of the insured. The charge shown for the GIOB is a monthly charge and will apply from the time the GIOB is added to the Policy until the date the GIOB terminates. The GIOB will terminate on;
(1)	the last available Option Date (described below); or
(2)	the date the policy is surrendered or terminated; or
(3)	the date we receive your Written Request to cancel this Agreement; or
(4)	the date of the insured’s death.
For example, you own a business with another individual, Individual A, and your business’ buy-sell agreement provides for the mandatory buyout of an owner’s equity in the business in the event of an owner’s death. Because the value of your business is increasing in value, you decide to purchase a Policy on the life of Individual A with a $500,000 Face Amount along with the GIOB to help fund the buyout in the event of Individual A’s death.
At the time you purchase the Policy and GIOB, Individual A is 41 years old. Under the terms of the GIOB, you may purchase additional insurance coverage layers on the Option Dates where Individual A is 43, 46, 49, 52 and 55 years old. When you purchase the GIOB, you must select the amount of the additional coverage layers between $10,000, the minimum additional coverage layer under the GIOB, and $100,000, representing 20% of the $500,000 Face Amount. If you select $20,000 for each additional coverage layer, you will have the option to purchase $20,000 in additional coverage on each of the Option Dates described above for a total of$100,000 in additional coverage
The GIOB charge varies based upon the insured’s Age and tobacco status. The charge for the GIOB will not be affected by the purchase of the additional coverage layer on a specified Option Date.
The GIOB guarantees that the Policy Owner will be able to purchase an additional coverage layer on specified Option Dates. The specified Option Dates vary by Issue Age. On each available Option Date, the Policy Owner will be able to purchase an additional coverage layer up to the maximum amount elected under the GIOB. The following table shows the Option Dates available based upon the Age of the insured when the GIOB is issued:

Option Dates
Issue Age	22	25	28	31	34	37	40	43	46	49	52	55
18-21	√	√	√	√	√
22-24		√	√	√	√	√
25-27			√	√	√	√	√
28-30				√	√	√	√	√
31-33					√	√	√	√	√
34-36						√	√	√	√	√
37-39							√	√	√	√	√
40-42								√	√	√	√	√
43-45									√	√	√	√
46-48										√	√	√
49-51											√	√
52												√
Example: The Option Dates available for an Insured Age 35 are 37, 40, 43, 46, and 49.
When you add a coverage layer, you are buying additional life insurance for which you will pay cost of insurance and policy issue charges. The cost of the insurance charge for any additional coverage layer will be calculated using the insured’s Age and underwritten Risk Class for the Policy at the time the GIOB was issued. If a coverage layer has been added after issuance of the Agreement at a more favorable Risk Class than the Policy coverage, the cost of the insurance charge for the new coverage layer will be calculated using the more favorable underwritten Risk Class. The additional cost of insurance and policy issue charges for any additional coverage layer will be deducted monthly from the Policy’s Accumulation Value. There is no requirement to pay additional premium when adding an additional layer under the GIOB. However, adding additional coverage layers will increase the cost of insurance charges and policy issue charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge and policy issue charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the GIOB. The Policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.
The additional coverage layers purchased prior to Termination of the GIOB will continue after Termination of the GIOB, unless such additional coverage layer is subsequently reduced or eliminated at the request of the Policy Owner.
Premium Deposit Agreement.     The Premium Deposit Agreement allows you to send us up to three payments to pay your annual premium for a period of two to ten years. For each PDA payment you give us, we may require you to pay an initial premium on the date you send us the PDA payment. The initial premium is not part of the PDA account and does not count towards the maximum of three payments into the PDA. The payments will be held in a Premium Deposit Account, a part of our General Account, and interest will be credited on those payments. We will credit an annual rate of interest at least equal to a minimum annual rate of interest of 0.50%, the PDA Minimum Rate, on each payment to the Premium Deposit Account for the duration the payment remains in the Premium Deposit Account. In our sole discretion, we may credit an annual rate of interest higher than the PDA Minimum Rate on payments to the Premium Deposit Account for the duration the payment remains in the Account. We will provide you with the current Premium Deposit Account interest rate upon request.

The Premium Deposit Agreement is not subject to underwriting. You should consider adding this Agreement to your Policy if you want to only make three or fewer payments during the life of the Policy and would like us to automatically pay your Policy premiums for the periods you elect. There is no charge for this Agreement.
Each year, we will withdraw a portion of the payment(s) held in a Premium Deposit Account and pay from our General Account interest credited on that amount to pay your annual premium. Amounts held in the Premium Deposit Account may only be used to pay Policy premiums.
When you add the Premium Deposit Agreement to your Policy, we will send you a confirmation showing the annual withdrawal from the Premium Deposit Agreement account and the interest we will credit on that amount. The following example demonstrates how the Premium Deposit Agreement works:
The Policy Owner requests the Premium Deposit Account and wishes to have 10 annual premium payments of $10,000 each. Assuming an interest rate of 2.75%, we would require a deposit into the Premium Deposit Account of $78,776.78. The initial $10,000 premium payment would need to be made in addition to the deposit into the Premium Deposit Account. The following chart depicts the withdrawals and interest earned for each Premium payment made from the Premium Deposit Amount:
Annual Premium Payment Year	Annual Premium to be Paid	Amount Withdrawn from PDA	Taxable Interest Earned
2	$10,000.00	$9,732.36	$267.64
3	$10,000.00	$9,471.88	$528.12
4	$10,000.00	$9,218.38	$781.62
5	$10,000.00	$8,971.66	$1,028.34
6	$10,000.00	$8,731.54	$1,268.46
7	$10,000.00	$8,497.85	$1,502.15
8	$10,000.00	$8,270.41	$1,729.59
9	$10,000.00	$8,049.06	$1,950.94
10	$10,000.00	$7,833.64	$2,166.36
On the first Policy Anniversary (the second Annual Premium Payment Year), we would withdraw $9,732.36 from the Premium Deposit Account and credit $267.64 in interest from our General Account to pay the annual premium of $10,000 ($9,732.36 + $267.64 = $10,000). The interest of $267.64 will be reported to the Policy Owner as taxable on an IRS Form 1099-INT.
If you request a surrender of any amount held by us under the Premium Deposit Agreement, we will treat it as a request to surrender the Agreement and will refund all of the remaining balance in the Premium Deposit Account to you along with interest credited at the PDA Minimum Rate for the portion of each payment remaining in the Premium Deposit Account. Interest will be credited from the date of your payment to the Premium Deposit Account or if later, the date the premium payment for the immediately preceding Policy Anniversary was made from the Premium Deposit Account. We only pay interest from the immediately preceding Policy Anniversary date because the Policy Owner received an interest payment on the Premium Deposit Account money on that date.
If the insured dies while the Policy and the Premium Deposit Account are in force, we will pay the Death Benefit payable under the Policy as well as any remaining balance in the Premium Deposit Account. We will pay you interest on that remaining balance, using the then current interest rate for the Premium Deposit Account. Interest will be credited from the date of your payment to the Premium Deposit Account or if later, the date the last premium payment was made from the Premium Deposit Account.

Accelerated Death Benefit for Chronic Illness Agreement.     The Accelerated Death Benefit for Chronic Illness Agreement is subject to underwriting approval and allows you to accelerate Death Benefits by receiving monthly chronic illness benefit payments upon the insured meeting certain eligibility requirements. To be eligible for benefits under this Agreement, the insured must be chronically ill. A chronically ill individual is one who has been certified by a licensed health care practitioner to be: (1) severely cognitively impaired or (2) unable to perform, without substantial assistance, at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair) for a period of at least 90 days. Finally, the insured must also meet a 90-day waiting period, referred to as an elimination period, in which the insured is chronically ill during the entire 90-day period. The elimination period has to be satisfied only once while this Agreement is in effect.
The benefits paid under this Agreement are not intended to be “qualified long term care insurance” under federal tax law, and may be taxable to the Owner. See “Principal Risks of Investing in the Policy.” You should consult your tax advisor about the tax impact of purchasing this Agreement.
We will consider Applications for the Agreement if the insured is chronically ill; however, it is unlikely that the insured’s evidence of insurability will be satisfactory for issuing the Agreement. This Agreement will be subject to the incontestability provisions of the Policy, which are described in your Policy and in the Statement of Additional Information. See “Statement of Additional Information.”
You will select the maximum amount of Chronic Illness Death Benefit Amount that you want when you purchase this Agreement. The Chronic Illness Death Benefit Amount cannot be less than one hundred thousand dollars and cannot exceed the lesser of (i) the Policy Face Amount or (ii) five million dollars. You may also select either a two percent (2%) or four percent (4%) monthly benefit percentage that will be used to calculate your monthly benefit payment.
For example, if you have a Policy with a $1 million Face Amount and the insured meets the requirements for being chronically ill, you can request to accelerate a portion of your Death Benefit. In this example, if you choose to accelerate $250,000 of the Death Benefit, the Policy’s Face Amount will be decreased by the accelerated amount. After receiving the $250,000 accelerated payment, your remaining Death Benefit would be $750,000, and you would continue to pay premiums and charges based on the new $750,000 Face Value instead of the original $1 million Face Value.
The monthly charge for the Agreement is calculated by multiplying the monthly rate by the chronic illness Net Amount at Risk and dividing by one thousand. The chronic illness Net Amount at Risk is equal to the greater of i) zero or ii) an amount that is calculated monthly using the Chronic Illness Death Benefit Amount chosen by you when you purchase the Agreement. Chronic illness Net Amount at Risk is calculated by subtracting a portion of the Accumulation Value from the Chronic Illness Death Benefit Amount. The portion of Accumulation Value for this calculation is found by multiplying the Accumulation Value, as of the date we take the charge, by a fraction, the numerator of which is the Chronic Illness Death Benefit Amount and the denominator is the Policy Face Amount.
If you decrease the Face Amount of the Policy, we may lower the amount of Chronic Illness Death Benefit Amount available under the Agreement. If the Policy’s Face Amount after the decrease is less than the Chronic Illness Death Benefit Amount before the face decrease, the Chronic Illness Death Benefit Amount will be equal to the new decreased Face Amount. If you request a partial surrender of your Accumulation Value, the Chronic Illness Death Benefit Amount is set equal to the Chronic Illness Death Benefit Amount that was in effect immediately prior to the partial surrender, multiplied by the ratio of the Death Benefit of the Policy (without regard to any Policy loan) after the partial surrender to the Death Benefit of the Policy (without regard to any policy loan) immediately prior to the partial surrender. For example, if the Policy Death Benefit is $1,000,000 and the Chronic Illness Death Benefit Amount is $500,000, a partial surrender of $100,000 would reduce the Chronic Illness Death Benefit Amount to $450,000, which is calculated as follows: Chronic Illness Death Benefit Amount before partial surrender ($500,000) multiplied by the ratio of the Death Benefit after partial surrender ($900,000) to the Death Benefit before partial surrender ($1,000,000) or $500,000 x $900,000/$1,000,000 = $500,000 x .90 = $450,000.
The monthly charge for the Agreement will be affected by changes in the chronic illness Net Amount at Risk. A decrease in the Policy Face Amount will change the chronic illness Net Amount at Risk even if the Chronic Illness Death Benefit Amount does not change because the proportion of the Accumulation Value used to reduce the Chronic Illness Death Benefit Amount to calculate chronic illness Net Amount at Risk will change. For example, if the Policy Face Amount is $1,000,000, the Chronic Illness Death Benefit Amount is $500,000 and the Accumulation Value on the date of the Policy Face Amount reduction is $100,000, the chronic illness Net Amount at Risk is $450,000, calculated as follows: Chronic Illness Death Benefit Amount ($500,000) minus $50,000, which is the product of the Accumulation Value ($100,000) and the ratio of the Chronic Illness Death Benefit Amount to the Policy Face Value ($500,000/$1,000,000) or, $100,000 x .50 = $50,000. If the Policy Face Value is reduced to $750,000, the new chronic illness Net Amount at Risk will be $433,333, calculated as follows: Chronic Illness Death Benefit Amount ($500,000) minus $66,667, which is the product of the Accumulation Value ($100,000) and the ratio of the Chronic Illness Death Benefit Amount to the Policy Face Value ($500,000/$750,000), or $100,000 x .66667 = $66,667. The chronic illness Net Amount at Risk will not be impacted upon a partial surrender of the Accumulation Value.
When you submit a request for benefits under this Agreement, we will determine the amount of your benefit as a monthly amount. The monthly chronic illness benefit payments will begin once an insured is determined to be eligible to receive benefits. In order to continue receiving benefits, we may require, no more frequently than annually, a recertification by a licensed health care practitioner, that the insured is either (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair). The maximum monthly benefit will be the lesser of:
1.	The monthly benefit percentage you chose times the Chronic Illness Death Benefit Amount in effect; or
2.	The per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month.
You may request to receive a monthly benefit less than the maximum we determine. Choosing a lesser amount could extend the length of the benefit period. If you request less than the maximum benefit, you may request that benefit amount be changed; however, we will never pay more than the maximum monthly benefit allowed under the Internal Revenue Code. We will continue to make benefit payments to you until: 100% of the Chronic Illness Death Benefit Amount has been paid, the insured is no longer eligible for the benefit, the Policy is surrendered, the Policy terminates when the Policy loan plus the unpaid Policy Loan Interest exceed the Accumulation Value, we receive a request to cancel this Agreement or the insured dies.
If you have added the Agreement, when you make a claim and we make a chronic illness benefit payment, we will automatically transfer all of your Policy’s Accumulation Value that is in the Variable Account to the Guaranteed Interest Account. You will not be allowed to transfer amounts into the Variable Account when benefits payments are being made under this Agreement.

Although the allocation of your Accumulation Value in the Sub-Accounts to the Guaranteed Interest Account may have the effect of mitigating declines in your Policy Accumulation Value in the event of a significant decline in equity market valuations, doing so will also generally result in your Policy Accumulation Value increasing to a lesser degree than the equity markets when the value of equity investments rise. This may deprive you of the benefits of increases in equity market values under your Policy.
We will waive the Agreement charges while benefits are being paid under the Agreement. However, other Policy charges will continue to be assessed against your Accumulation Value. If your Accumulation Value goes to zero while chronic illness benefit payments are being made under this Agreement, we will waive any additional Policy charges. While receiving chronic illness benefit payments, you may not increase the Policy Death Benefit, request a policy loan, partial surrenders from the Policy, or make any other transactions.
When we make a chronic illness benefit payment under this Agreement, we will reduce the amount of the Death Benefit by the monthly payment. We will waive the Policy Transaction Charge for the Death Benefit change made as a result of a benefit payment under this Agreement. We will also reduce the Accumulation Value in proportion to the reduction in the Death Benefit. The Accumulation Value following a chronic illness benefit payment will equal the Accumulation Value immediately prior to the chronic illness benefit payment multiplied by a factor. This factor will equal the Policy Death Benefit (without regard to any outstanding Policy loan) following the payment of a chronic illness benefit payment divided by the Policy Death Benefit (without regard to any outstanding Policy loan) immediately prior to the chronic illness benefit payment. If the Policy has an outstanding loan, a proportionate amount of the loan will be repaid with the monthly benefit, which will reduce the amount you receive.
This Agreement will terminate when i) we have paid the maximum Chronic Illness Death Benefit Amount, ii) the insured is no longer eligible for chronic illness benefit payments, iii) the Policy terminates due to the loan balance exceeding the Accumulation Value, iv) the Policy terminates due to the death of the insured, v) the Policy terminates upon a complete surrender of the Policy, vi) you terminate the Agreement by Written Request to our Home Office, vii) or your Policy otherwise terminates because a partial surrender or other reduction in Accumulation Value leaves the Policy with insufficient amounts to cover Policy charges on the next monthly Policy Anniversary. See “Termination” and “Partial Surrender.”
Surrenders and Partial Surrenders
Surrender
You may request to surrender your Policy at any time while the insured is living and the Policy is in force. A surrender may have tax consequences. See “Federal Tax Status.”
The Surrender Value of the Policy is the Accumulation Value less any unpaid policy charges which we assess against Accumulation Value, less any policy loan, less any unpaid Policy Loan Interest and less any surrender charges. If you have elected the Early Values Agreement, the Surrender Value will not be reduced by Surrender Charges. We determine the Surrender Value as of the Valuation Date on which we receive your signed Written Request for surrender of the Policy at our Home Office. You may request that the Surrender Value be paid to you in cash or, alternatively, paid under a settlement option we offer. We may require that you return the Policy.

If you surrender your Policy during the first ten Policy Years or during the first ten years following an increase in Face Amount, we will assess a Surrender Charge, which may significantly reduce the Surrender Value. If you have elected the Early Values Agreement, the Surrender Value will not be reduced by the Surrender Charge. See “Policy Charges.” The amount you receive on surrender may be more or less than the total premiums you paid under the Policy. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. A surrender may have tax consequences. See “Distributions Other Than Death Benefits from Modified Endowment Contracts” and “Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.”
We will pay surrender or partial surrender proceeds as soon as possible, but not later than seven days after we receive your Written Request for surrender or partial surrender. However, if any portion of the Accumulation Value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the check has cleared and the funds have been collected.
Partial Surrender
While the insured is living and the Policy is in force, you may request a partial surrender of the Accumulation Value of your Policy by forwarding your request to our Home Office. The partial surrender must be at least $500. The maximum partial surrender we will allow is the Accumulation Value: (i) less any outstanding policy loan and accrued loan interest, (ii) less the amount of any Surrender Charge applicable at that time, and (iii) less three (3) months of monthly charges. For each partial surrender, we assess a Partial Surrender Transaction Charge of 2 percent of the amount of the partial surrender, up to $25.
You may tell us from which Sub-Accounts and the Guaranteed Interest Account to make a partial surrender. If there is insufficient value in any Sub-Account or the Guaranteed Interest Account you designate, we will not process the partial surrender until you designate other Sub-Accounts (or the Guaranteed Interest Account) that have sufficient value to complete the partial surrender. If you do not specify, the partial surrender will be deducted from your Accumulation Value in the Guaranteed Interest Account and the Sub-Accounts on a pro-rata basis. Pro-rata basis means Accumulation Value will be transferred proportionally from each Account you are invested in relation to the total Accumulation Value of the Accounts. For example, if the Policy Owner has allocated 50% of the Accumulation Value to the Guaranteed Interest Account, 30% to Sub-Account No.1, and 20% to Sub-Account No.2, we will surrender 50% of the partial surrender amount from Guaranteed Interest Account, 30% of the partial surrender amount from Sub-Account No.1 and 20% of the partial surrender amount from Sub-Account No.2. We will process the partial surrender at the Unit Values next determined after we receive your request at our Home Office. This means that if we receive your request for partial surrender prior to 3:00 p.m. Central time, we will process the request at the Unit Values determined as of that Valuation Date. If we receive your request for partial surrender at or after 3:00 p.m. Central time, we will process the request at the Unit Values determined as of 3:00 p.m. Central time on the following Valuation Date.
If a partial surrender would cause your Policy to be disqualified as life insurance under the Code, we will not process your request for partial surrender. In addition, unless you have instructed us otherwise in writing, if a partial surrender would cause your Policy to be classified as a modified endowment contract under the Code, we will not process your request for partial surrender. Under the Level Option Death Benefit, a partial surrender will cause a decrease in the Face Amount of the Policy equal to the amount of the partial surrender. For each Death Benefit option, a partial surrender will decrease the amount of the Death Benefit proceeds payable.

We reserve the right to defer the payment of surrender and partial surrender proceeds for up to six months from the date of your Written Request, if such proceeds would be paid exclusively from your Accumulation Value in the Guaranteed Interest Account. In that case, if we postpone payment for more than 31 days, we will pay you interest at 3 percent annual rate for the period during which payment is postponed.
If mandated under applicable law, we may block an Owner’s account and thereby refuse to pay any request for surrender or partial surrender until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and Owner’s account to government regulators.
Free Look
It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may request to cancel the Policy and return the Policy to us or your agent within 30 days after you receive it. We will send to you within seven days of the date we receive your notice of cancellation and the Policy, the greater of (1) a full refund of the premiums you have paid, or (2) the Surrender Value of the Policy.
If the Policy is changed, as described under the “Policy Changes” section of this prospectus, and if the change results in an increase in Face Amount and/or the addition of any Agreements, you will have a right to examine the changed Policy and you may return the changed Policy within 30 days after you receive it. If you return the changed Policy, the Face Amount increase and/or additional Agreements will be cancelled, and the Policy will continue in force.
Policy Loans
While your Policy is in force, you may submit a request to our Home Office to borrow money from us using only your Policy as the security for the loan. You may obtain a Policy loan with a Written Request in Good Order by calling us at 1-844-208-2412 between the hours of 8:00 am and 5:00 pm, Central time, our regular business hours. If you call us, you will be asked for security purposes, for your personal identification and Policy number. Policy Owners may also submit their requests for policy loans to us by facsimile (fax) transmission at (651) 665-6955. We normally pay the loan amount within seven days after we receive a proper loan request in Good Order. We may postpone payment of loans for up to six months in the event of certain conditions. See “Deferral of Payment”. You may increase the risk that the Policy will terminate if you take a loan. A loan that is taken from, or secured by a Policy, may have adverse federal income tax consequences. See “Federal Tax Status.”
The maximum amount available for loans under your Policy is the Policy Accumulation Value less any applicable surrender charge and three (3) months of monthly charges. We determine this amount on the Valuation Date we receive your request for a loan at our Home Office. There is no minimum policy loan. When you take a loan, we will transfer an amount equal to the loan from your Guaranteed Interest Account Accumulation Value and separate Account Accumulation Value to the Loan Account, part of our General Account. Unless you instruct us otherwise, we will transfer Accumulation Value from the Guaranteed Interest Account and the Sub-Accounts of the Variable Account in which you are invested on a pro-rata basis. Pro-rata basis means the loan amount will be transferred proportionally from the Accumulation Value of each Account in which you have invested in relation to the total Accumulation Value of the Accounts. For example, if the Policy Owner has allocated 50% of the Accumulation Value to the Guaranteed Interest Account, 30% to Sub-Account No.1, and 20% to Sub-Account No. 2, we will transfer 50% of loan amount from the Guaranteed Interest Account, 30% of the loan amount from

Sub-Account No. 1 and 20% of the loan amount from Sub-Account No. 2 to the Loan Account. We hold this amount as collateral for the loan in the Loan Account and such collateral will not be available for withdrawal.
Your Policy will remain in force so long as the Accumulation Value less the sum of the policy loan and any unpaid Policy Loan Interest is sufficient to cover the monthly charges when due. Otherwise, your Policy will terminate and there may be adverse tax consequences. See “Federal Tax Status.” To prevent your Policy from terminating, you will have to make a loan repayment. We will notify you 61 days in advance of the Termination of your Policy and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice.
Policy Loan Interest.     We will charge you interest on a policy loan at the annual rate of interest shown on the policy data pages of your Policy while your policy loan is outstanding. Currently, we charge an annual rate of interest of 4 percent. Policy Loan Interest becomes due and payable:
•	on a policy loan transaction;
•	on each Policy Anniversary;
•	on surrender or Termination of the Policy; or
•	on the date of the death of the insured.
If you do not pay the interest on your loan when due, your policy loan will be increased by the amount of the unpaid interest. Loan interest can be paid via check.
We also credit interest to amounts in the Loan Account at least equal to the interest rate shown on the policy data pages. Currently, we credit an annual rate of interest which is not less than your Policy Loan Interest rate minus 1 percent. However, if your Policy has been in force for ten years or more, we will credit your loan amount with an annual rate of interest equal to the policy loan rate minus .10 percent. On the date of each policy loan transaction and Policy Anniversary, we will allocate any accrued Loan Account interest on a pro-rata basis to the Guaranteed Interest Account and the Sub-Accounts of the Variable Account based on your Accumulation Value in each investment option. Pro-rata basis means interest will be credited proportionally to the Accumulation Value in each Account in relation to the total Accumulation Value of all Accounts. For example, if the Policy Owner has allocated 50% of the Accumulation Value to the Guaranteed Interest Account, 30% to Sub-Account No.1, and 20% to Sub-Account No. 2, we will allocate 50% of loan interest amount to the Guaranteed Interest Account, 30% of the loan interest amount to Sub-Account No. 1 and 20% of the loan interest amount to Sub-Account No. 2.
Policy Loan Repayments.     If your Policy is in force, you may repay your loan in part or in full at any time before the insured’s death. Your loan may also be repaid within 60 days after the date of the insured’s death, if we have not paid any of the benefits under the Policy. When we receive a payment from you, we will automatically treat that payment as premium unless you specify otherwise when the payment is made. Payments specified as loan repayments will not be subject to a premium charge.
When you repay a loan, we transfer the repayment amount from the Loan Account to your Guaranteed Interest Account Accumulation Value and your separate Account Accumulation Value. Unless you direct us otherwise, we will transfer the repayment amount on a pro-rata basis to the Guaranteed Interest Account and the Sub-Accounts of the Variable Account based on your Accumulation Value in each investment option on the Valuation Date we receive your loan repayment at our Home Office. Pro-rata basis means the repayment amount will be transferred proportionally to the Accumulation Value in each Account in which you are invested in relation to the total Accumulation Value of the Accounts. For example, if the Policy Owner has allocated 50% of the Accumulation Value to the Guaranteed Interest Account, 30% to Sub-Account No.1, and 20% to Sub-Account No. 2, we will transfer 50% of the loan repayment amount to the Guaranteed Interest Account, 30% of the loan repayment amount to Sub-Account No. 1 and 20% of loan repayment amount to Sub-Account No. 2. We reserve the right to restrict the amount of any loan repayment to the Guaranteed Interest Account.
A policy loan, whether or not it is repaid, will have a permanent effect on the Accumulation Value, and depending upon the Death Benefit option you have chosen, the Death Benefit. As long as a loan is outstanding the collateral for the loan in the Loan Account is not affected by the investment performance of Sub-Accounts and may not be credited with the rates of interest we credit Accumulation Value in the Guaranteed Interest Account.
Termination and Reinstatement
Termination
If the Accumulation Value less the sum of the Policy loan(s) and any unpaid Policy Loan Interest is insufficient to cover the monthly charges on a monthly Policy Anniversary, a 61-day Grace Period begins. We will send you a written notice on the day your Policy goes into the Grace Period and inform you of your options. Your Policy will remain in force during the Grace Period. You may pay premiums during this Grace Period to cover the insufficiency and continue your Policy in force beyond the Grace Period. In addition to a notice that your Policy has gone into the Grace Period, we will send you and any assignee of record, at the last known address, at least 31 days prior to the end of the Grace Period, a written notice indicating the due date and the payment required to keep your Policy in force.
The payment required to keep your Policy in force after the Grace Period commences is equal to three times the sum of all the monthly charges that were due at the beginning of the Grace Period, plus the premium charge that would apply. If the insured dies during the Grace Period, the death proceeds will be paid to the Beneficiary.
If the Policy were to terminate with an outstanding loan balance, you will also be required to make a loan repayment. If the payment is not paid by the end of the Grace Period, your Policy will terminate without value and Death Benefit will not be paid in the event of the insured’s death.
If the Policy terminates with an outstanding loan balance, the amount of that outstanding loan will be treated as a distribution, which could be taxable depending upon your investment in the Policy. This means that as a result of a Policy Termination, you could recognize taxable income without any distribution of Policy Accumulation Value in the form of cash that could be used to pay any income tax due. You should consult your tax advisor regarding the tax treatment of a Policy Termination with an outstanding loan balance. See “Federal Tax Status.”
Reinstatement
At any time within three years from the date of Policy Termination while the insured is living, you may ask us to restore your Policy to an in force status, unless you surrendered your Policy. We will require each of the following to reinstate your Policy:
1.	your Written Request in Good Order to reinstate the Policy;
2.	that you submit to us at our Home Office during the insured’s lifetime evidence satisfactory to us of the insured’s insurability so that we may have time to act on the evidence during the insured’s lifetime;

3.	a payment sufficient to cover all monthly charges and Policy Loan Interest due and unpaid during the Grace Period; and
4.	a premium sufficient to keep the Policy in force for three (3) months after the date of the reinstatement.
The effective date of reinstatement will be the first monthly Policy Anniversary on or following the date we approve your request for reinstatement. The Surrender Charge and Policy Issue Charge schedules that were in place at the end of the Grace Period will be effective at the reinstatement date. We will send you new Policy data pages when your Policy is reinstated. If you elected the Early Values Agreement at Policy issue, we will require that you reinstate that Agreement.
Reinstating your Policy may have adverse tax consequences. You should consult your tax advisor before you reinstate your Policy. See “Federal Tax Status.”
Taxes
Federal Tax Status
Introduction.     The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the “IRS”). We have not considered any applicable state or other tax laws.
Taxation of Minnesota Life and the Individual Variable Universal Life Account.     We are taxed as a “life insurance company” under the Code. The operations of the Variable Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Account or on capital gains arising from the Variable Account’s activities. The Variable Account is not taxed as a “regulated investment company” under the Code and it does not anticipate any change in that tax status.
At the present time, we make no charge to the Variable Account for any federal, state or local taxes that we incur that may be attributable to such Variable Account or to the Policies. However, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the Application of the tax laws that we determine to be properly attributable to the Variable Account or the Policies.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract Owners are not the Owners of the assets generating those benefits.
Tax Status of the Policy.     In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on a standard rate class basis (other than those with a Cash Extra Charge) should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis or with a Cash Extra Charge and it is not clear whether such policies will in all cases satisfy the applicable requirements. If a Policy were determined not to be a life insurance contract for federal income tax purposes, that Policy would not provide most of the tax advantages normally provided by a life insurance contract. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.
In some circumstances, Owners of life insurance contracts who retain excessive control over the investment of underlying assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying assets.
In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Account, through the Funds and the Portfolios, will satisfy these diversification requirements.
Diversification of Investments.     Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Account to be “adequately diversified” in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The Variable Account, through the Fund and the Portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Portfolio’s assets may be invested. Although the investment adviser of the Securian Funds Trust is an affiliate of ours, we do not control the Securian Funds Trust or the investments of its Portfolios. Nonetheless, we believe that each Portfolio of the Securian Funds Trust in which the Variable Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract Owners bear the risk that the entire Policy could be disqualified as a life insurance contract under the Code due to the failure of the Variable Account to be deemed to be “adequately diversified.”
Owner Control.     In certain circumstances, Owners of variable life policies may be considered the Owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract Owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the Owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the Owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or Agreement between the Policy Owner and Minnesota Life regarding the availability of a particular investment option and other than the Policy Owner’s right to allocate premiums and transfer funds among the available Sub-Accounts, all investment decisions concerning the Sub-Accounts were made by Minnesota Life or an advisor in its sole and absolute discretion.
The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the Ownership rights of a contract Owner under the contract will not result in any contract Owner being treated as the Owner of the assets of the Variable Account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such Ownership rights. Therefore, we reserve the right to modify the contract as necessary to attempt to prevent a contract Owner from being considered the Owner of a pro rata share of the assets of the Variable Account.
The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy Benefits
General.     We believe that the Death Benefit under a Policy should generally be excludible from the gross income of the Beneficiary. Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A tax adviser should be consulted on these consequences.
Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Accumulation Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”
Modified Endowment Contracts.     Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy Years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the Death Benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a Death Benefit equal to the lowest Death Benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.
Distributions Other Than Death Benefits from Modified Endowment Contracts.     Policies classified as MECs are subject to the following tax rules:
1.	All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.
2.	Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

3.	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner’s Beneficiary or designated Beneficiary.
If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.
Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.     Distributions other than Death Benefits from a Policy that is not classified as a MEC are generally treated first as a recovery of the Policy Owner’s investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.
Finally, the 10 percent additional income tax does not apply to distributions or loans from or secured by a Policy that is not a MEC.
Settlement Options.     Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.
Multiple Policies.     Under the Code, all MECs issued by us (or an affiliated company) to the same Policy Owner during any calendar year will be treated as one MEC for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser.
Investment in the Policy.     Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.
Policy Loans.     In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or terminated, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.
Surrender.     A complete surrender or partial surrender of the actual cash values of a Policy may have tax consequences. On surrender, you will not be taxed on values received except to the extent that they exceed the gross premiums paid under the Policy, reduced by any previously received excludable amounts (“cost basis”). An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the Face Amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to you in order for the Policy to continue complying with the Section 7702 definitional limits. In the latter case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy’s maturity date, if the amount received plus the amount of any Policy loan exceeds the cost basis of the Policy, the excess will generally be treated as ordinary income, subject to tax.
Reinstatements.     You may have adverse tax consequences if you request that we reinstate your Policy after it has terminated with no Accumulation Value or for non-payment of premiums. For example, reinstatements that occur more than ninety days after a Policy terminates with no Accumulation Value or for non-payment of premium could automatically be classified as a MEC. You should consult your tax advisor before you reinstate your Policy.
Overloan Protection Agreement.     Anyone contemplating the purchase of the Policy with the Overloan Protection Agreement should be aware that the tax consequences of the Overloan Protection Agreement have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Agreement is exercised. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Agreement.
Long-Term Care Agreement.     We believe the LTC Agreement qualifies as long term care insurance under the Code, however, you should be aware that the tax treatment of long term care benefits is uncertain. The IRS could assert that a portion or all of the long term care benefits could be taxable to the Owner of the Policy when those benefits are paid. You should consult a tax advisor regarding the tax risks associated with benefit payments from the LTC Agreement.
Withholding.     To the extent Policy distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.
Other Taxes.     The transfer of the Policy or the designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the Policy Owner, may have Generation-Skipping Transfer tax considerations under Section 2601 of the Code.
The individual situation of each Policy Owner or Beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. That situation will also determine how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate inheritance, generation-skipping transfer and other taxes.
Continuation of Policy Beyond Age 100.     While we intend for the Policy to remain in force through the insured’s Age 121, the tax consequences associated with a Policy remaining in force after the insured’s 100th birthday are unclear. You should consult a tax adviser in all these circumstances.
Other Transactions.     Changing the Policy Owner may have tax consequences. Pursuant to Section 1035(a)(1) of the Code, exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a MEC. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.
Business Uses of Policy.     The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.
Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of Death Benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain Beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.
Split-Dollar Arrangements.     A tax adviser should be consulted with respect to the 2003 split-dollar regulations if you have purchased or are considering the purchase of a Policy for a split-dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of the Act’s effective date of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Alternative Minimum Tax.     There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes.     The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of federal estate tax if the insured owned the Policy. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
Tax Cuts and Jobs Act.     The Tax Cuts and Jobs Act (“TCJA”) signed into law in December 2017 establishes new exclusion amounts for transfer taxes resulting from deaths, gifts, and generation skipping transfers that occur after December 31, 2017. The estate, gift, and generation skipping transfer tax exclusion amounts established under TCJA are annually adjusted for inflation. TCJA did not change estate and gift tax rates and the new exclusion amounts are scheduled to expire in years beginning after December 31, 2025.
For 2022, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $12,060,000 and 40%, respectively.
The Code’s complexity, together with how it may affect existing estate planning, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.
You should understand that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules may apply to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance Policy or exercising elections under such a Policy should consult a tax adviser.
Tax Shelter Regulations.     Prospective Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.
Medicare Tax on Investment Income.     Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Life Insurance Purchases by Residents of Puerto Rico.     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.     Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.
Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.
Legal Proceedings
Like other life insurance companies, we are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Individual Variable Universal Life Account, the ability of Securian Financial Services, Inc. to perform its contract with the Individual Variable Universal Life Account, or the ability of Minnesota Life to meet its obligations under the Policies. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the Individual Variable Universal Life Account.
Financial Statements
The financial statements of the Minnesota Life Individual Variable Universal Life Account and Minnesota Life are contained in the Statement of Additional Information. The Statement of Additional Information is available, free of charge, from us upon request. To request a Statement of Additional Information, call us at 1-844-208-2412 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.
Other Policy Provisions
Deferral of Payment
Normally, we will pay any proceeds under the Policy within seven days after our receipt of all the documents required for such payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the Valuation Date on which we receive the request in Good Order at our Home Office.
We reserve the right to defer the payment of proceeds under the Policy, including Policy loans, for up to six months from the date of your request, if such payment would be taken from your Accumulation Value in the Guaranteed Interest Account . In that case, if we postpone payment, other than a Policy loan payment, for more than 31 days, we will pay you interest at 3 percent annual rate for the period beyond 31 days that payment has been postponed. We reserve the right to defer the payment of surrender, partial surrender, loan and Death Benefit proceeds from the Sub-Accounts and process transfers for the following: (a) any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); (b) when the SEC has determined that a state of emergency exists which may make such payment impractical; or (c) the SEC, by order, permits deferral for the protection of Policy Owners.
If mandated under applicable law, we may block an Owner’s account and thereby refuse to pay any request for surrender, partial surrender, transfer, loans or Death Benefit proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and the Owner’s account to government regulators.
Beneficiary
When we receive proof satisfactory to us of the insured’s death, we will pay the death proceeds of a Policy to the Beneficiary or Beneficiaries named in the Application for the Policy unless the Owner has changed the Beneficiary. In that event, we will pay the death proceeds to the Beneficiary named in the last change of Beneficiary request.
If a Beneficiary dies before the insured, that Beneficiary’s interest in the Policy ends with that Beneficiary’s death. Only Beneficiaries who survive the insured will be eligible to share in the death proceeds. If no Beneficiary survives the insured, we will pay the death proceeds of this Policy to the Owner, if living, otherwise to the Owner’s estate, or, if the Owner is a corporation, to it or its successor.
You may change the Beneficiary designated to receive the proceeds. If you have reserved the right to change the Beneficiary, you can file a Written Request with us to change the Beneficiary. If you have not reserved the right to change the Beneficiary, we will require the written consent of the irrevocable Beneficiary.
Your Written Request to change the Beneficiary will not be effective until it is recorded at our Home Office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to any Death Benefit proceeds we have paid before your request was recorded in our Home Office records.
Settlement Options
There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. We will pay the proceeds in a lump sum unless a settlement option has been selected. We will deduct any outstanding policy loan, any accrued loan interest and unpaid monthly charges from the proceeds we pay. Proof of any claim under this Policy must be submitted in writing to our Home Office.
We will pay interest on any Death Benefit proceeds payable if payment is to be made in a lump sum. Interest will accrue on the Death Benefit proceeds payable from the date of the insured’s death until the date of payment. Interest will be credited at a rate which we shall determine in our discretion. Such credited interest will never be less than a 3 percent annual rate.
A Beneficiary may request that we pay the proceeds of the Policy under one of the settlement options described below. We may also offer other methods of payment that are agreeable to both the Beneficiary and us. A settlement option may be selected only if payments are to be made to a natural person in that person’s own right.
A Beneficiary may also choose to place the proceeds in a Minnesota Life Benefit Account until such Beneficiary elects a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount the Beneficiary requests as a transfer from our General Account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors. We receive a benefit from amounts left in the Benefit Account. We pay interest on proceeds held in the Benefit Account as required by state law. Any interest paid on proceeds in the Benefit Account is currently taxable.
Each settlement option described below is payable only in fixed amounts. The payments do not vary with the investment performance of the Account.
Option 1 - Interest Payments
We will pay interest on the proceeds at such times and for such period that is agreeable to the Beneficiary and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a lump sum or under any other method we approve.
Option 2 - Payments for a Specified Period
We will make payments for a specified number of years.
Option 3 - Life Income
We will make payments monthly during the lifetime of a payee, terminating with the last monthly payment immediately preceding the payee’s death. We may require proof of the payee’s Age and gender. Monthly payments can be guaranteed for 5, 10 or 20 years.
Option 4 - Payments of a Specified Amount
We will pay a specified amount until the proceeds and interest thereto are fully paid.
If the Beneficiary requests a settlement option, he or she will be asked to sign an Agreement covering the settlement option which will state the terms and conditions of the payments. Unless the Beneficiary specifies otherwise, the Beneficiary may select a settlement option after the insured’s death.
The minimum rate of interest we will credit under any settlement option is a 1 percent annual rate of interest. We may, in our sole discretion, credit higher rates of interest on monies held by us in our General Account which are to be paid under a settlement option.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the Death Benefit is due and payable. For example, if the payment of Death Benefit proceeds has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit proceeds in a timely manner, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call us at 1-844-208-2412 between the hours of 8:00 a.m. and 5:00 p.m., Central time, to make such changes.
Registration Statement
We have filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement, including the amendments and exhibits filed as a part thereof. Reference is hereby made to the Statement of Additional Information and the exhibits filed as part of the registration statement for further information concerning the Individual Variable Universal Life Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

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Appendix A — Portfolio Companies Available Under the Contract
The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.securian.com/fd/wr. You can also request this information at no cost by calling 1-844-208-2412 or by sending an email request to policyservices@securian.com.
The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge, such as Platform Charges. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Goldman Sachs Variable Insurance Trust
Seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs VIT Government Money Market Fund – Service Shares Investment Adviser: Goldman Sachs Asset Management, L.P.	0.43%²	0.01%	0.82%	0.42%
Ivy Variable Insurance Portfolios
To seek to provide total return.	Delaware Ivy VIP Asset Strategy – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Global Limited, and Macquarie Investment Management Europe Limited	0.87%²	10.44%	11.36%	8.01%
To seek to provide total return through a combination of capital appreciation and current income.	Delaware Ivy VIP Balanced – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Global Limited, and Macquarie Investment Management Europe Limited	1.00%	15.97%	11.73%	10.16%
To seek to provide capital growth and appreciation.	Delaware Ivy VIP Core Equity – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited	0.95%²	28.94%	18.82%	15.53%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
To seek to provide current income consistent with preservation of capital.	Delaware Ivy VIP Corporate Bond – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, and Macquarie Investment Management Europe Limited	0.76%	-0.85%	4.72%	3.56%
To seek to provide capital growth and appreciation.	Delaware Ivy VIP Energy – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited	1.22%	42.00%	-11.79%	-4.25%
To seek to provide total return through a combination of current income and capital appreciation.	Delaware Ivy VIP Global Equity Income – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited	1.01%	16.97%	8.69%	9.86%
To seek to provide growth of capital.	Delaware Ivy VIP Global Growth – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited	1.13%²	17.86%	15.87%	11.52%
To seek to provide growth of capital.	Delaware Ivy VIP Growth – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited	0.99%	30.03%	25.13%	19.06%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
To seek to provide total return through a combination of high current income and capital appreciation.	Delaware Ivy VIP High Income – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, and Macquarie Investment Management Europe Limited	0.95%	6.06%	5.48%	6.60%
To seek to provide capital growth and appreciation.	Delaware Ivy VIP International Core Equity – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited	1.16%	14.18%	8.01%	7.77%
To seek to provide current income consistent with preservation of capital.	Delaware Ivy VIP Limited-Term Bond – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, and Macquarie Investment Management Europe Limited	0.79%	-0.49%	2.00%	1.66%
To seek to provide growth of capital.	Delaware Ivy VIP Mid Cap Growth – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited	1.10%²	16.36%	24.85%	17.05%
To seek to provide capital growth and appreciation.	Delaware Ivy VIP Natural Resources – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited	1.21%	26.68%	-0.72%	-1.21%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
To seek to provide growth of capital.	Delaware Ivy VIP Science and Technology – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited	1.14%	15.17%	23.88%	19.46%
To seek to provide total return through capital appreciation and current income.	Delaware Ivy VIP Securian Real Estate Securities – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Securian Asset Management, Inc.	1.21%²	43.68%	11.50%	11.30%
To seek to provide growth of capital.	Delaware Ivy VIP Small Cap Growth – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited	1.14%²	3.99%	15.83%	12.85%
To seek to provide capital appreciation.	Delaware Ivy VIP Smid Cap Core – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited	1.17%	20.78%	10.35%	12.94%
To seek to provide capital appreciation.	Delaware Ivy VIP Value – Class II Shares Investment Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited	1.00%	31.18%	12.02%	12.89%
To seek to provide growth of capital consistent with a more aggressive level of risk as compared to the other Ivy VIP Pathfinder Portfolios.	Delaware Ivy VIP Pathfinder Aggressive – Class II Shares* Investment Adviser: Delaware Management Company Subadviser: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Global Limited, and Macquarie Investment Management Europe Limited	1.02%	18.93%	14.24%	11.83%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
To seek to provide growth of capital, but also to seek income consistent with a moderately aggressive level of risk as compared to the other Ivy VIP Pathfinder Portfolios.	Delaware Ivy VIP Pathfinder Moderately Aggressive – Class II Shares* Investment Adviser: Delaware Management Company Subadviser: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Global Limited, and Macquarie Investment Management Europe Limited	0.97%	16.88%	12.68%	10.55%
To seek to provide total return consistent with a moderate level of risk as compared to the other Ivy VIP Pathfinder Portfolios.	Delaware Ivy VIP Pathfinder Moderate – Class II Shares* Investment Adviser: Delaware Management Company Subadviser: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Global Limited, and Macquarie Investment Management Europe Limited	0.94%	14.66%	11.46%	9.45%
To seek to provide growth of capital consistent with a moderately conservative level of risk as compared to the other Ivy VIP Pathfinder Portfolios.	Delaware Ivy VIP Pathfinder Moderately Conservative – Class II Shares* Investment Adviser: Delaware Management Company Subadviser: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Global Limited, and Macquarie Investment Management Europe Limited	0.92%	12.37%	10.35%	8.41%
To seek to provide total return consistent with a conservative level of risk as compared to the other Ivy VIP Pathfinder Portfolios.	Delaware Ivy VIP Pathfinder Conservative – Class II Shares* Investment Adviser: Delaware Management Company Subadviser: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Global Limited, and Macquarie Investment Management Europe Limited	0.92%	10.18%	9.06%	7.29%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Securian Funds Trust
Seeks to maximize current income, consistent with the protection of principal.	SFT International Bond Fund – Class 2 Shares Investment Adviser: Securian Asset Management, Inc. Subadviser: Brandywine Global Investment Management, LLC	1.29%	-4.02%	-1.33%	0.88%
[1]	Current Expenses are each Fund's total annual operating expenses.
[2]	This Fund's Current Expenses reflect a temporary expense reimbursement or fee waiver arrangements that are in place and reported in the Fund's prospectus.
*	Investments in one of the Delaware Ivy VIP Pathfinder Portfolios, funds which utilize a Fund of Funds arrangement, may incur higher expenses than investments in underlying funds that invest directly in debt and equity securities.

Appendix B — Glossary
Accumulation Value: The sum of the Values under the Policy in the Minnesota Life Individual Variable Universal Life Account, the Guaranteed Interest Account and the Loan Account.
Age: The Issue Age plus the number of complete Policy Years elapsed.
Agreement: Any benefit, other than the base Policy, made a part of this Policy.
Application: The form completed by the proposed insured and/or proposed Owner when applying for coverage under the Policy. This includes any:
•	amendments or endorsements;
•	supplemental Applications; or
•	reinstatement Applications.
Beneficiary(ies): The person(s) so named in the Application, unless later changed, to whom any Death Benefit is payable upon the death of an insured, subject to the conditions and provisions of the Policy.
Code: The U.S. Internal Revenue Code of 1986, as amended.
Death Benefit: The amount payable to the Beneficiary upon the death of the insured, according to the conditions and provisions of the Policy.
Face Amount: The amount we use in determining the insurance coverage of an insured’s life.
Free Look Period: The period during which you may examine and return the Policy to us at our Home Office and receive a refund.
Fund: An open-end diversified management investment company or unit investment trust in which the Minnesota Life Individual Variable Universal Life Account invests.
General Account: All assets of the Minnesota Life Insurance Company other than those in the Minnesota Life Individual Variable Universal Life Account or other separate accounts established by us.
Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing or when appropriate by telephone or the internet along with all completed forms, documents, information and supporting legal documentations (including any required consents) we require in order to effect the transaction. To be in “Good Order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We reserve the right to change our requirements for what constitutes Good Order and which documents and forms are required in order for us to complete a transaction request.
Grace Period: A 61-day period after which a Policy will terminate if you do not make a sufficient payment.
Guaranteed Interest Account: The portion of the General Account of Minnesota Life Insurance Company which is attributable to the Policy and policies of this class, exclusive of Policy loans. Accumulation Value in the Guaranteed Interest Account accrues interest at no less than a guaranteed minimum rate.
Home Office: Our office at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500.
Initial Face Amount: The Face Amount on the Policy Date.

Initial Minimum Premium: The amount of premium required to put the Policy in force. The Initial Minimum Premium is the monthly Initial Minimum Premium shown on the Policy data pages multiplied by three (3) months plus the number of complete months from the Policy Date to the date of payment.
Issue Age: The insured’s age at nearest birthday as of the Policy Date.
Loan Account: Part of our General Account where we transfer amounts from the Minnesota Life Individual Variable Universal Life Account and the Guaranteed Interest Account as collateral for policy loans.
MEC: A modified endowment contract, as defined under the Code.
Net Amount at Risk: The value equal to the Death Benefit as of the most recent monthly Policy Anniversary divided by the Net Amount at Risk divisor (as shown on the Policy data pages), and reduced by the Policy Accumulation Value at the beginning of the Policy month, before deduction of the current month’s Cost of Insurance Charge.
Net Premium: The amount of premium after the Premium Charge has been deducted.
Owner (you, your): The person named in the Application as the Owner, unless later changed.
Planned Premium: The amount of premium you plan to pay for the Policy on a periodic basis. Planned Premiums serve as the basis for premium payment reminder notices. Payment of Planned Premiums may not necessarily keep the Policy in force.
Policy Anniversary: The same day and month as your Policy Date for each succeeding year your Policy remains in force. A monthly Policy Anniversary is the same day as your Policy Date for each succeeding month your Policy remains in force.
Policy Date: The date shown on the Policy data pages, which is the date from which we determine Policy Anniversaries, Policy Years, and monthly Policy Anniversaries.
Policy Loan Interest: The amount of interest we charge you on any outstanding Policy loan balance under your Policy.
Policy Year: A year that starts on the Policy Date or on a Policy Anniversary.
Portfolio: A separate investment Portfolio of a Fund. Each Sub-Account invests exclusively in one Portfolio of a Fund.
Risk Class: The classification of the insured, based on the Underwriting Class combined with the Tobacco Class.
SEC: The Securities and Exchange Commission, a United States government agency.
Sub-Account: A subdivision of the Minnesota Life Individual Variable Universal Life Account. We invest each Sub-Account’s assets exclusively in shares of one Portfolio.
Surrender Value: The amount available to you when your Policy is surrendered or terminates. The Surrender Value equals the Accumulation Value, less any unpaid policy charges, any outstanding Policy loan, and unpaid Policy Loan Interest and any applicable Surrender Charge.
Termination: When your Policy terminates without value after a Grace Period. You may reinstate a terminated Policy, subject to certain conditions.
Tobacco Class: Based on the tobacco use habits of the insured, with the insured designated as either “tobacco” or “non-tobacco.”

Underwriting Class: The classification of the insured based upon the level of mortality risk that we assume.
Unit: A measure of your interest in a Sub-Account of the Minnesota Life Individual Variable Universal Life Account.
Unit Values: The value of a Sub-Account Unit that is multiplied by the number of Units in the Sub-Account to determine the Sub-Account value. The Unit Value is calculated as of the end of a Valuation Date by multiplying its value on the preceding Valuation Date by the investment factor determined for that Sub-Account.
Unit Value Credit: A credit we may provide which is used in the determination of the net investment factor for each Sub-Account.
Valuation Date: A Valuation Date is any date on which the New York Stock Exchange (“NYSE”) is open for trading, except for any days specified in the prospectus for the Policy and any day the Portfolio corresponding to a Sub-Account does not value its shares. A Valuation Date ends at the close of trading on the NYSE for that day.
Variable Account: The Minnesota Life Individual Variable Universal Life Account.
Written Request: A request in writing signed by you. We may require that your Policy be sent in with a Written Request.

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Statement of Additional Information
A Statement of Additional Information, with the same date, containing further information about the Variable Account and the Policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of Death Benefits, cash Surrender Values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-844-208-2412 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.
Information about the Variable Account (including the Statement of Additional Information) can be reviewed at the SEC’s website, http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also call the SEC at 1-202-551-8090.
The table of contents for the Statement of Additional Information is as follows:
General Information and History
Non-Principal Risks of Investing in the Contract
Services
Additional Information
Underwriters
Underwriting Procedures
Face Amount Increases
Illustrations
Financial Statements
Other Information
Contract (Class) Identification No.C000061432
C-1

PART B
INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
MINNESOTA LIFE INSURANCE COMPANY
400 Robert Street North
Saint Paul, Minnesota 55101
MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
VARIABLE UNIVERSAL LIFE INSURANCE POLICY
This Statement of Additional Information contains additional information to the prospectus for the variable universal life insurance policy (the “Policy”) offered by Waddell & Reed Advisors and underwritten through Minnesota Life Insurance Company (“Minnesota Life”). This Statement of Additional Information is not a prospectus, and it should be read only in conjunction with the prospectus for the Policy and the prospectuses for the investment options. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the prospectus. You may obtain a copy of the prospectus by calling Minnesota Life Insurance Company at 1-844-208-2412, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101.
April 29, 2022

General Information and History
Non-Principal Risks of Investing in the Contract
Services
Additional Information
Underwriters
Underwriting Procedures
Face Amount Increases
Illustrations
Financial Statements
Other Information
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General Information and History
We are Minnesota Life Insurance Company (“Minnesota Life”), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company (“Minnesota Mutual”), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named “Minnesota Life Insurance Company.” All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named “Securian Financial Group, Inc.,” which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named “Securian Holding Company,” which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.
Our Home Office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada and Puerto Rico.
On June 11, 2007, our Board of Directors established a separate account, called the Minnesota Life Individual Variable Universal Life Account (“the Account”), in accordance with certain provisions of the Minnesota insurance law. The Account is registered as a unit investment trust separate account with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”). Registration under the 1940 Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Account.
Non-Principal Risks of Investing in the Contract
Cybersecurity.     Our variable insurance product business is highly dependent upon the effective operations of our computer systems computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect our and your product values. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our online service centers or with the Portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. While the Company has implemented administrative, technical and physical safeguards that are reasonably designed to protect confidential customer information and confidential business information, there can be no assurance that we or the Portfolios or our service
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providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Services
Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Additional accounting and administrative services are performed by State Street Bank and Trust Company (“State Street”), which includes overnight calculation of Unit Value amounts. Minnesota Life oversees State Street’s performance of these services. State Street provides Minnesota Life with monthly invoices detailing each service provided and agreed upon transaction charges for each specific service. State Street's principal business address is located at 801 Pennsylvania Avenue, Kansas City, Missouri, 64105.
Additional Information
Assignment.     The Policy may be assigned. Any assignment must be in writing and filed at our Home Office. You may assign this policy by forwarding to us a Written Request in Good Order in advance of such assignment. We reserve the right, except to the extent prohibited by applicable state law or regulation or by the action of the appropriate state regulatory authority, or any agency or officer performing like functions of the applicable State, to require that assignment will be effective only upon our acceptance, and to refuse assignments at any time on a non-discriminatory basis. No assignment applies to any action we take before receiving your Written Request. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee’s interest and the extent of the assignment.
Misstatement of Age or Gender.     If the insured’s Age or gender has been misstated, we will adjust the proceeds payable under the Policy based on what the last monthly charges would have purchased at the correct Age or gender.
Incontestability.     After a Policy has been in force during the insured’s lifetime for two years from the original Policy Date, we may not contest the Policy, except in the case of fraud. However, if there has been a policy change or reinstatement for which we required evidence of insurability, we may contest that policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy change or reinstatement.
Suicide.     If the insured, whether sane or insane, dies by suicide, within two years of the original Policy Date, our liability will be limited to an amount equal to the premiums paid for the Policy less any policy loan, unpaid loan interest and partial surrenders. If there has been a policy change or reinstatement for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the policy change or reinstatement, our liability with respect to the policy change or reinstatement will be limited to an amount equal to the portion of the monthly charges associated with that policy change or reinstatement.
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Reports.     At least once each year we will send you a report. This report will include the Accumulation Value, the Face Amount and the Death Benefit as of the date of the report. It will also show the premiums paid during the Policy Year and policy loan activity. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.
Underwriters
The Policies are sold in a continuous offering by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. (“Securian Financial”) or other broker-dealers who have entered into selling Agreements with Securian Financial. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority (“FINRA”). Securian Financial was incorporated in 1984 under the laws of the State of Minnesota.
Compensation.     We pay compensation to affiliated and unaffiliated broker-dealers for the sale of the Policies. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.
Amounts paid by Minnesota Life to the underwriters of the Policies during 2021, 2020, and 2019 were $43,727,770, $17,357,905, and $14,760,018, respectively, which include amounts paid for other contracts issued through the Individual Variable Universal Life Account.
Underwriting Procedures
We require proof of insurability for policy issue and all policy changes resulting in an increase in Face Amount or other changes that result in an increase in the Net Amount at Risk under the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as Age, gender, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued as a result of conversion from existing Policies, for Policies issued as part of a small group case or for Face Amount increases pursuant to an additional benefit Agreement.
The basis for the mortality charges guaranteed in the Policies are determined by the gender, tobacco habits, and Age of each insured and are based on the 2001 CSO Composite gender
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distinct Age nearest birthday mortality tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 2001 CSO Unisex Table B.
Face Amount Increases
When a Policy Face Amount increase is effective, we will assess the Policy Issue Charge, the Cost of Insurance on the Face Increase amount as well as any applicable Agreement charges that are based upon the increased Net Amount at Risk.
In addition, for any Policy Face Amount increase, we will allocate Accumulation Value to the base Policy Face Amount and the increased Face Amount in the following manner:
Step 1. We allocate Accumulation Value to the base Policy Face Amount first. We will allocate Accumulation Value to the base Policy Face Amount to the extent it does not exceed the Application IRC Section 7702 corridor factor. If the guideline premium test applies, then the corridor factor is the published value in IRC Section 7702(d)(2). If the cash value accumulation test applies, then the corridor factor is 1 divided by the net single premium (1/NSP).
Once we have allocated Accumulation Value to the base Policy Face Amount, we will use the same factors to allocate to the additional coverage layers, beginning with the first coverage layer issued. We will use the same methodology, allocating up to the IRC Section 7702 limits, for each coverage layer. If we allocate Accumulation Value to all of the coverage layers and Accumulation has not been completely allocated, we will proceed to Step 2.
Step 2. In this step, the allocation of any remaining Accumulation Value depends on the Death Benefit option chosen by the Policy Owner.
•	If the Death Benefit option is Level, we apply any remaining Accumulation Value to the last (most recently added) coverage layer. Note that this layer would be the “worst” Underwriting Class. Thus by allocating all the excess to this layer, the Policy Owner would have the lowest Cost of Insurance charge.
•	If the Death Benefit option is the Increasing Option, we cycle through the coverage layers again, in order, and fill up each of the coverage layers to the point where we would otherwise need to increase the Death Benefit to satisfy the minimum IRC Section 7702 requirements. If, after cycling through all coverage layers, there is still Accumulation Value remaining, we allocate the remaining amount to the last coverage layer.
Illustrations
Personalized illustrations provide you with a hypothetical projection of future policy values based upon your Age, sex, Risk Class, premiums paid and Death Benefit chosen. You may obtain personalized illustrations from your advisor showing how a policy might perform based upon different assumptions.
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Financial Statements
The financial statements and supplementary schedules of Minnesota Life Insurance Company (the Company) as of December 31, 2021 and 2020, and for each of the years in the three-year period ended December 31, 2021, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report on the financial statements and supplementary schedules of the Company states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the Company’s financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices.
The financial statements of Minnesota Life Individual Variable Universal Life Account as of December 31, 2021 and the year or period then ended, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
As of the date of this Statement of Additional Information, Minnesota Life Insurance Company and Minnesota Life Individual Variable Universal Life Account engage KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402 as their independent registered public accounting firm.
Other Information
A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.
The December 31, 2021 financial statements of the Separate Account and the December 31, 2021 financial statements of the Company are incorporated into this SAI by reference to the Separate Account's most recent Form N-VPFS https://www.sec.gov/Archives/edgar/data/0001405415/000110465922044020/a22-3057_4nvpfs.htm filed with the SEC.
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PART C: OTHER INFORMATION
Item 30.    Exhibits
The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.
Item 31.    Directors and Officers of the Minnesota Life Insurance Company
Name and Principal Business Address	Position and Offices with Minnesota Life
Erich J. Axmacher Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President, Corporate Compliance Officer and Chief Privacy Officer
Barbara A. Baumann Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Business Services
Peter G. Berlute Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Enterprise Technology
Michael P. Boyle Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Law
Mary K. Brainerd 1823 Park Avenue Mahtomedi, MN 55115	Director
Kimberly K. Carpenter Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – CCO Individual Solutions
George I. Connolly Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President – Individual Solutions
Robert J. Ehren Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Business Services
Kristin M. Ferguson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Actuary – CFO Individual Solutions
Benjamin G. S. Fowke III Chairman, President and CEO Xcel Energy, Inc. 414 Nicollet Mall, 401-9 Minneapolis, MN 55401	Director
Siddharth S. Gandhi Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Employee Benefit Solutions

Name and Principal Business Address	Position and Offices with Minnesota Life
Sara H. Gavin President, North America Weber Shandwick 510 Marquette Avenue 13F Minneapolis, MN 55402	Director
Mark J. Geldernick Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Affinity Solutions
Eric B. Goodman 101 North 7th Street Suite 202 Louisville, KY 40202	Director
William M. Gould Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President – Affinity Solutions
Christopher M. Hilger Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Chairman of the Board, President and CEO
Ann McGarry Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Marketing
Renee D. Montz Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Attorney-in-Fact, Senior Vice President, General Counsel and Secretary
Susan M. Munson-Regala Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President and Actuary – CFO Group Benefits
Ted J. Nistler Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Treasurer
Kent O. Peterson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Actuary – CFO Retirement Solutions
Meagan M. Phillips Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Chief Risk Officer
Trudy A. Rautio 5000 France Avenue South #23 Edina, MN 55410-2060	Director
Robert L. Senkler 557 Portsmouth Court Naples, FL 34110	Director

Name and Principal Business Address	Position and Offices with Minnesota Life
Bruce P. Shay Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President
Mark W. Sievers Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Chief Audit Executive
Mary L. Streed Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – HRBP & Associate Experience
Katia O. Walsh Chief Strategy and Artificial Intelligence Officer, Global Leadership Team Levi Strauss & Co. 115 Battery Street San Francisco, CA 94111	Director
Kevin F. Warren Commissioner Big Ten Conference 5440 Park Place Rosemont, IL 60018	Director
John A. Yaggy Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President, Controller and Chief Accounting Officer
Warren J. Zaccaro Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Executive Vice President and CFO
Item 32.    Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Individual Variable Universal Life Account
Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:
Securian Holding Company (Delaware)
Wholly-owned subsidiaries of Securian Holding Company:
Securian Financial Group, Inc. (Delaware)
Robert Street Property Management, Inc.
Wholly-owned subsidiaries of Securian Financial Group, Inc.:
Minnesota Life Insurance Company
Securian Ventures, Inc.
Securian Asset Management, Inc.
Securian Financial Services, Inc.
Securian Casualty Company
Ochs, Inc.
Lowertown Capital, LLC (Delaware)

Securian Holding Company Canada, Inc. (British Columbia, Canada)
1880 Reinsurance Company (Vermont)
Wholly-owned subsidiaries of Minnesota Life Insurance Company:
Allied Solutions, LLC (Indiana)
Securian Life Insurance Company
Marketview Properties, LLC
Marketview Properties II, LLC
Marketview Properties III, LLC
Marketview Properties IV, LLC
Oakleaf Service Corporation
Securian AAM Holdings, LLC (Delaware)
Majority-owned subsidiaries of Allied Solutions, LLC (Indiana):
Allied Dispatch Solutions, LLC (Delaware)
Clauson Dealer Services, LLC (Delaware)
Majority-owned subsidiary of Securian AAM Holdings, LLC (Delaware):
Asset Allocation & Management Company, L.L.C. (Delaware)
Wholly-owned subsidiaries of Allied Dispatch Solutions, LLC (Delaware):
Dominion Automobile Association (2004) Limited (Ontario, Canada)
Auto Club of America, Corp. (Oklahoma)
Auto Help Line of America, Inc. (Oklahoma)
Wholly-owned subsidiary of Securian Holding Company Canada, Inc. (British Columbia, Canada):
Securian Canada, Inc. (British Columbia, Canada)
Wholly-owned subsidiaries of Securian Canada, Inc. (British Columbia, Canada):
Armour Group Inc. (Ontario, Canada)
Canadian Premier Life Insurance Company (Ontario, Canada)
Canadian Premier General Insurance Company (Ontario, Canada)
Valeyo Inc. (British Columbia, Canada)
2602432 Ontario Ltd. (Ontario, Canada)
Wholly-owned subsidiaries of Armour Group Inc. (Ontario, Canada):
Vehicle Armour Inc. (Ontario, Canada)
Integrated Warranty Services Inc. (Ontario, Canada)
Premium Services Group Inc. (Ontario, Canada)
VA Insurance Services Inc. (Ontario, Canada)
Wholly-owned subsidiary of 2602432 Ontario Ltd. (Ontario, Canada):
Loan Armour Insurance Solutions Inc. (Ontario, Canada)
Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:
Securian Funds Trust
Majority-owned subsidiaries of Securian Financial Group, Inc.:
Empyrean Holding Company, Inc. (Delaware)
Securian Trust Company, N.A.

Wholly-owned subsidiary of Empyrean Holding Company, Inc. (Delaware):
Empyrean Benefit Solutions, Inc. (Delaware)
Wholly-owned subsidiaries of Empyrean Benefit Solutions, Inc. (Delaware):
Empyrean Insurance Services, Inc. (Texas)
Spinnaker Holdings, LLC (Delaware)
Wholly-owned subsidiaries of Spinnaker Holdings, LLC (Delaware):
Bloom Health Insurance Agency, LLC (Delaware)
Bloom Health Services, LLC (Delaware)
Unless indicated otherwise parenthetically, each of the above entities is organized under Minnesota law.
Item 33.    Indemnification
The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys’ fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.
Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.
Insofar as indemnification for liability arising under the Securities Act of 1933 (”the Act”) may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34.    Principal Underwriters
(a)	Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:
Variable Fund D
Variable Annuity Account
Minnesota Life Variable Life Account
Minnesota Life Individual Variable Universal Life Account
Minnesota Life Variable Universal Life Account
Securian Life Variable Universal Life Account

(b)	The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:

Name and Principal Business Address	Positions and Offices with Underwriter
Kimberly K. Carpenter Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Executive Vice President, Chief Compliance Officer, Anti-Money Laundering Compliance Officer and Chief Information Officer
George I. Connolly Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	President, Chief Executive Officer and Director
Theresa L. Crist Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President
Kristin M. Ferguson Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President, Chief Financial Officer, Treasurer and Financial Operations Principal
Greg A. Grotewold Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President
Jeffrey D. McGrath Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President
Lisa L. Stopfer Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President
Warren J. Zaccaro Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Director
Kjirsten G. Zellmer Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Executive Vice President – Strategy and Business Operations, Principal Business Officer – Financial Operations Principal
(c)	All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Securian Financial Services, Inc.	$43,727,770	—	—	—
Item 35.     Location of Accounts and Records
The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 36.     Management Services
None.
Item 37.     Fee Representation
Minnesota Life Insurance Company hereby represents that, as to the variable universal life insurance policies which are the subject of this Registration Statement, File No. 333-148646, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Individual Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and the State of Minnesota, on the 27th day of April, 2022.
MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
(Registrant)
By:  MINNESOTA LIFE INSURANCE COMPANY
(Depositor)
By  /s/ Christopher M. Hilger

Christopher M. Hilger
Chairman of the Board,
President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933 (and the Investment Company Act of 1940), the Depositor, Minnesota Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and the State of Minnesota, on the 27th day of April, 2022.
MINNESOTA LIFE INSURANCE COMPANY
(Depositor)
By  /s/ Christopher M. Hilger

Christopher M. Hilger
Chairman of the Board,
President and Chief Executive Officer
As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the dates indicated.
Signature	Title	Date
/s/ Christopher M. Hilger Christopher M. Hilger	Chairman of the Board, President and Chief Executive Officer	April 27, 2022
* Robert L. Senkler	Director
* Mary K. Brainerd	Director
* Benjamin G.S. Fowke III	Director
* Sara H. Gavin	Director
* Eric B. Goodman	Director

Signature	Title	Date
* Renee D. Montz	Director
* Trudy A. Rautio	Director
* Bruce P. Shay	Director
* Katia O. Walsh	Director
* Kevin F. Warren	Director
* Warren J. Zaccaro	Director
/s/ Warren J. Zaccaro Warren J. Zaccaro	Executive Vice President and Chief Financial Officer (chief financial officer)	April 27, 2022
/s/ John A. Yaggy John A. Yaggy	Vice President and Controller (chief accounting officer)	April 27, 2022
/s/ Ted J. Nistler Ted J. Nistler	Second Vice President and Treasurer (treasurer)	April 27, 2022
/s/ Renee D. Montz Renee D. Montz	Director, Attorney-in-Fact, Senior Vice President, General Counsel and Secretary	April 27, 2022
* Pursuant to power of attorney dated December 14, 2021, a copy of which is filed herewith.

EXHIBIT INDEX
Exhibit Number	Description of Exhibit
30 (a)	Resolution of the Board of Directors of Minnesota Life Insurance Company establishing the Minnesota Life Individual Variable Universal Life Account, previously filed on July 16, 2007 as exhibit 26(a) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.
30 (b)	Not Applicable.
30 (c) (1)	Agent’s Contract issued by Minnesota Life Insurance Company, previously filed on December 7, 2007 as exhibit 26(c)(1) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
30 (c) (2)	General Agent’s Contract issued by Minnesota Life Insurance Company, previously filed on December 7, 2007 as exhibit 26(c)(2) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
30 (c) (3)	The Amended and Restated Distribution Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed on April 27, 2009, as exhibit 24(c)(3) to Registrant’s Form N-4, File Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.
30 (d) (1)	Waddell & Reed Advisors Accumulator Variable Universal Life Policy, form 07-660W, previously filed on January 14, 2008 as exhibit 26(d)(1) to Minnesota Life Individual Variable Universal Life Account's Initial Registration Statement, File Number 333-148646, is hereby incorporated by reference.
30 (d) (2)	Family Term Agreement - Children, form 07-904U, previously filed on July 16, 2007 as exhibit 26(d)(2) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.
30 (d) (3)	Reserved.
30 (d) (4)	Waiver of Charges Agreement, form 07-919, previously filed on April 26, 2018 as exhibit 26(d)(4) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604, Post-Effective Amendment Number 29, is hereby incorporated by reference.
30 (d) (5)	Allocation Options for Indexed and Variable Universal Life Products, form F69754 Rev 8-2021.
30 (d) (6)	Unisex Endorsement, form E. 1510, previously filed on July 16, 2007 as exhibit 26(d)(6) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.
30 (d) (7)	Death Benefit Guarantee Agreement, form ICC13-947, previously filed on April 26, 2016 as exhibit 26(d)(7) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Post-Effective Amendment Number 25, is hereby incorporated by reference.
30 (d) (8)	Term Insurance Agreement, form 06-944R, previously filed on July 16, 2007 as exhibit 26(d)(8) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.
30 (d) (9)	Exchange of Insureds Agreement, form 06-914, previously filed on July 16, 2007 as exhibit 26(d)(9) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.
30 (d) (10)	Accelerated Benefit Agreement, form ICC12-931U, previously filed on April 26, 2016 as exhibit 26(d)(10) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Post-Effective Amendment Number 25, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (d) (11)	Waiver of Premium Agreement, form 06-917, previously filed on July 16, 2007 as exhibit 26(d)(11) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.
30 (d) (12)	Interest Accumulation Agreement, form 08-948, previously filed on February 28, 2008, as exhibit 26(d)(12) to Minnesota Life Individual Variable Universal Life Account’s Post-Effective Amendment Number 1, File Numbers 333-144604 and 811-22093, is hereby incorporated by reference.
30 (d) (13)	Early Values Agreement, form ICC13-939, previously filed on April 26, 2018 as Exhibit 26(d)(13) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-148646, Post-Effective Amendment Number 29, is hereby incorporated by reference.
30 (d) (14)	Long Term Care Agreement, form ICC12-932, previously filed on April 26, 2016 as exhibit 26(d)(14) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Post-Effective Amendment Number 25, is hereby incorporated by reference.
30 (d) (15)	Guaranteed Insurability Option Agreement, form 09-915, previously filed on February 25, 2010, as exhibit 26(d)(15) to Minnesota Life Individual Variable Universal Life Accounts Form N-6, File Number 333-144604, Post-Effective Amendment Numbers 9 and 16, is hereby incorporated by reference.
30 (d) (16)	Overloan Protection Agreement, form 09-911, previously filed on April 26, 2016 as exhibit 26(d)(16) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Post-Effective Amendment Number 25, is hereby incorporated by reference.
30 (d) (17)	Inflation Agreement, form ICC11-916, previously filed on February 29, 2012 as exhibit 26(d)(17) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-148646, Post-Effective Amendment Number 10, is hereby incorporated by reference.
30 (d) (18)	Premium Deposit Account Agreement, form 14-20005, previously filed on September 17, 2014 as exhibit 26(d)(18) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-148646, Post-Effective Amendment Number 16, is hereby incorporated by reference.
30 (d) (19)	Business Continuation Agreement, form ICC14-20016, previously filed on February 27, 2015 as exhibit 26(d)(16) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 6, is hereby incorporated by reference.
30 (d) (20)	Guaranteed Insurability Option for Business Agreement, form ICC14-20017, previously filed on February 27, 2015 as exhibit 26(d)(17) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 6, is hereby incorporated by reference.
30 (d) (21)	Death Proceeds Amendment, form ICC10-72787, previously filed on April 26, 2016 as exhibit 26(d)(22) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Post-Effective Amendment Number 25, is hereby incorporated by reference.
30 (d) (22)	Accelerated Death Benefit for Chronic Illness Agreement, form ICC16-20057, previously filed on June 17, 2016 as exhibit 26(d)(23) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Post-Effective Amendment Number 26, is hereby incorporated by reference.
30 (d) (23)	Accelerated Death Benefit for Terminal Illness Agreement, form ICC16-20058, previously filed on June 17, 2016 as exhibit 26(d)(24) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Post-Effective Amendment Number 26, is hereby incorporated by reference.
30 (d) (24)	What is your agreement with us? Endorsement, form ICC19-20184.
30 (e) (1)	Application Part 1 - New Issue, form ICC16-59410 1-2016, previously filed on April 25, 2017 as exhibit 26(e)(1) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (e) (2)	Application Part 3 - New Issue - Agreement and Authorization, form ICC16-59536 12-2015, previously filed on April 25, 2017 as exhibit 26(e)(2) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.
30 (e) (3)	Policy Change Application Part 3 (Underwriting) - Agreements and Authorizations, form ICC17-59534 4-2017, previously filed on April 26, 2018 as exhibit 26(e)(3) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective Amendment Number 12, is hereby incorporated by reference.
30 (e) (4)	Policy Change Application - No Underwriting Required, form ICC16-59537 6-2016, previously filed on April 25, 2017 as exhibit 26(e)(4) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.
30 (e) (5)	Policy Change Application Part 1 - Underwriting Required, form ICC16-59538 1-2016, previously filed on April 25, 2017 as exhibit 26(e)(5) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.
30 (e) (6)	Application Part 2, form ICC14-59572 2-2014, previously filed on April 26, 2016 as exhibit 26(e)(6) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 8, is hereby incorporated by reference.
30 (e) (7)	Application Part 2, form ICC14-59573 2-2014, previously filed on April 26, 2016 as exhibit 26(e)(7) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 8, is hereby incorporated by reference.
30 (e) (8)	Application 1A, New Issue (eApp), form ICC16-72540 7-2016, previously filed on April 25, 2017 as exhibit 26(e)(8) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Post-Effective Amendment Number 28, is hereby incorporated by reference.
30 (e) (9)	Application 1B, New Issue (eApp), form ICC16-72541 7-2016, previously filed on April 25, 2017 as exhibit 26(e)(9) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Post-Effective Amendment Number 28, is hereby incorporated by reference.
30 (e) (10)	Proposed Insured Juvenile Information for Ages 0-17, form ICC16-84732 7-2016, previously filed on April 25, 2017 as Exhibit 26(e)(10) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Post-Effective Amendment Number 28, is hereby incorporated by reference.
30 (f) (1)	Restated Certificate of Incorporation of the Depositor, previously filed as exhibit 27(f)(1) to Minnesota Life Variable Life Account’s Form N-6, File Number 333-109853, Initial Registration Statement, on October 21, 2003, is hereby incorporated by reference.
30 (f) (2)	Bylaws of the Depositor, previously filed as exhibit 26(f)(2) to Minnesota Life Variable Life Account’s Form N-6, File Number 333-120704, Initial Registration Statement, on November 23, 2004, is hereby incorporated by reference.
30 (g)	YRT Reinsurance Template; Reinsurance Agreement between Minnesota Life Insurance Company and Reinsurer, previously filed on December 6, 2007 as exhibit 26(g) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Pre-Effective Amendment #1, is hereby incorporated by reference.
30 (h) (1) (i)	Participation Agreement as of September 19, 2003 between Minnesota Life Insurance Company and Waddell & Reed, Inc. previously filed as Exhibit 27(h)(15) to Registrant’s Form N-6, File Number 333-109853, Pre-Effective Amendment #1, on February 19, 2004, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (1) (ii)	Amendment Number One to the Target Funds Participation Agreement among Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed as Exhibit 26(h)(15)(ii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
30 (h) (1) (iii)	Shareholder Information Agreement among Ivy Funds Distributor, Inc., Waddell & Reed, Inc. and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(5)(iii) to Registrant’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.
30 (h) (1) (iv)	Second Amendment to Target Funds Participation Agreement by and among Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed on December 6, 2007 as exhibit 26(h)(1)(iv) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective Amendment #1, is hereby incorporated by reference.
30 (h) (1) (v)	Third Amendment to Target Funds Participation Agreement (For Products sold Through W&R Distribution System), previously filed on January 14, 2008, as exhibit 26(h)(1)(v) to Minnesota Life Individual Variable Universal Life Account's Initial Registration Statement, File Number 333-148646, is hereby incorporated by reference.
30 (h) (1) (vi)	Fourth Amendment to the Target Funds Participation Agreement, previously filed on April 25, 2008, as Exhibit 24(c)(8)(g)(iv) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 8, is hereby incorporated by reference.
30 (h) (1) (vii)	Fifth Amendment to the Target Funds Participation Agreement, previously filed on April 25, 2008, as Exhibit 24(c)(8)(g)(v) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 8, is hereby incorporated by reference.
30 (h) (1) (viii)	Second Amendment to the Target Funds Participation Agreement among Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target Funds, Inc. previously filed as Exhibit 24(c)(8)(ii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 6 on February 27, 2009, is hereby incorporated by reference.
30 (h) (1) (ix)	Third Amendment to Target Funds Participation Agreement among Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios, and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(n)(iii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
30 (h) (1) (x)	Fourth Amendment to Ivy Funds Variable Insurance Portfolios Participation Agreement (Excludes Products Sold Through W&R Distribution System) among Minnesota Life Insurance Company, Waddell & Reed, Inc., and Ivy Funds Variable Insurance Portfolios, previously filed as Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on April 25, 2014, is hereby incorporated by reference.
30 (h) (1) (xi)	Sixth Amendment to Target Funds Participation Agreement (For Products Sold Through W&R Distribution System) among Minnesota Life Insurance Company, Waddell & Reed, Inc., and Ivy Funds Variable Insurance Portfolios, previously filed on April 25, 2014 as Exhibit 26(h)(1)(xi) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-148646, Post-Effective Amendment Number 15, is hereby incorporated by reference.
30 (h) (1) (xii)	Seventh Amendment to Ivy Funds Variable Insurance Portfolios Participation Agreement (For Products Sold Through W&R Distribution System), previously filed on August 1, 2014 as Exhibit 24(c)(8)(c)(vii) to Variable Annuity Account's Form N-4, File Number 333-189593, Post-Effective Amendment Numbers 3 and 237, is hereby incorporated by reference.
30 (h) (2) (i)	Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and Minnesota Life Insurance Company, previously filed on September 30, 2014 as Exhibit 24(b)(8)(a) to Variable Annuity Account’s Form N-4, File Number 333-182763, Post-Effective Amendments 8 and 239, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (2) (ii)	Shareholder Information Agreement among Securian Funds Trust and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(1)(ii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.
30 (h) (3) (i)	Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(gg) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
30 (h) (3) (ii)	Administrative Services Agreement between Goldman Sachs Asset Management, L.P. and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(hh) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
30 (h) (3) (iii)	Services Agreement between Goldman, Sachs & Co. and Minnesota Life Insurance Company. previously filed on April 25, 2011 as exhibit 24(c)(8)(ii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
30 (h) (3) (iv)	Amendment to Participation Agreement between Goldman Sachs Variable Insurance Trust and Minnesota Life Insurance Company previously filed as Exhibit 8(dd)(i) to Variable Annuity Account’s Form N-4, File Number 811-4294, Post-Effective Number 193, on July 20, 2012, is hereby incorporated by reference.
30 (h) (3) (v)	Second Amendment to Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Minnesota Life Insurance Company dated November 8, 2012, previously filed as Exhibit 26(h)(23)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
30 (h) (3) (vi)	Third Amendment to Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(23)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
30 (h) (3) (vii)	Amendment to Administrative Services Agreement Between Goldman Sachs Asset Management, L.P. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(23)(vii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
30 (h) (3) (viii)	Fourth Amendment to Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. LLC, and Minnesota Life Insurance Company dated November 1, 2021, previously filed on December 15, 2021 as exhibit 26(h)(3)(viii) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-148646, Post-Effective Amendment Number 28, is hereby incorporated by reference.
30 (i) (1) (i)	Fund Shareholder Services Agreement between Minnesota Life Insurance Company and Ascend Financial Services, Inc. filed on February 27, 2003 as exhibit 27(h)(6) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.
30 (i) (2) (i)	Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company filed on February 26, 2003 as exhibit 24(c)(8)(v) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.
30 (i) (2) (ii)	First Amendment to Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(l)(b) to the Securian Life Variable Universal Life Account’s Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (j)	Not Applicable.
30 (k)	Opinion and Consent of Thomas P. Trier.
30 (l)	Not Applicable.
30 (m)	Not Applicable.
30 (n)	Consent of KPMG.
30 (o)	Not Applicable.
30 (p)	Not Applicable.
30 (q)	Redeemability exemption, previously filed on December 15, 2021 as Exhibit 26(q) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-148646, Post-Effective Amendment Numbers 29 and 94, is hereby incorporated by reference.
30 (r)	Not Applicable.
30 (s)	Minnesota Life Insurance Company - Power of Attorney to Sign Registration Statements.